EXHIBIT 99.1

               Computational Materials filed on April 22, 2005.

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Indymac 2005-ar8
----------------
Conforming


                                                                                   Minimum           Maximum
                                                                                   -------           -------
Scheduled Principal Balance                         $504,296,993                   $49,881          $504,000
Average Scheduled Principal Balance                     $228,602
Number of Mortgage Loans                                   2,206

Weighted Average Gross Coupon                             2.616%                    1.000%            6.496%
Weighted Average FICO Score                                  703                       620               817
Weighted Average Combined Original LTV                    72.50%                    15.10%            95.00%

Weighted Average Original Term                        360 months                360 months        360 months
Weighted Average Stated Remaining Term                360 months                355 months        360 months
Weighted Average Seasoning                              0 months                  0 months          5 months

Weighted Average Gross Margin                             3.098%                    2.000%            4.550%
Weighted Average Minimum Interest Rate                    3.098%                    2.000%            4.550%
Weighted Average Maximum Interest Rate                    9.947%                    8.950%            9.950%


Weighted Average Months to Roll                         1 months                  1 months          1 months

Weighted Average Neg Am Limit                               110%                      110%              110%
Weighted Average Payment Cap                              7.500%                    7.500%            7.500%
Weighted Average Recast                                60 months                 60 months         60 months

Maturity Date                                                                   Nov 1 2034        Apr 1 2035
Maximum Zip Code Concentration                             0.41%                     95758

ARM                                                      100.00%   Cash Out Refinance                 63.89%
                                                                   Purchase                           19.94%
1 YR MTA Neg Am                                          100.00%   Rate/Term Refinance                16.17%
Not Interest Only                                        100.00%   Single Family                      64.32%
                                                                   PUD                                17.38%
Prepay Penalty: 0 months                                   7.97%   Condominium                        10.21%
Prepay Penalty: 12 months                                  5.63%   Two-Four Family                     7.04%
Prepay Penalty: 24 months                                  2.19%   Townhouse                           1.06%
Prepay Penalty: 36 months                                 84.21%
                                                                   Primary                            91.98%
First Lien                                               100.00%   Investor                            6.08%
                                                                   Second Home                         1.93%
Stated Documentation                                      56.84%
No Income / No Asset                                      20.91%   Top 5 States:
Full/Alternate                                            19.77%   California                         38.16%
Fast Forward                                               2.47%   Florida                            12.84%
                                                                   New Jersey                          7.88%
                                                                   New York                            4.57%
                                                                   Virginia                            3.09%

Indymac 2005-ar8
----------------
Conforming

                                                                                                                Weighted
                                                                                                                 Average
                                                    # of     Current Principal          Pct by Curr                Gross
Current Principal Balance                          Loans               Balance             Prin Bal               Coupon
------------------------------------------------------------------------------------------------------------------------
      0.01 -  50,000.00                                4            199,880.85                0.04%                3.072
 50,000.01 - 100,000.00                               82          6,909,445.00                1.37%                2.084
100,000.01 - 150,000.00                              339         43,815,951.29                8.69%                2.309
150,000.01 - 200,000.00                              440         77,745,710.09               15.42%                2.598
200,000.01 - 250,000.00                              438         98,933,102.90               19.62%                2.671
250,000.01 - 300,000.00                              458        126,528,599.21               25.09%                2.605
300,000.01 - 350,000.00                              352        114,889,604.54               22.78%                2.772
350,000.01 - 400,000.00                               72         26,114,050.00                5.18%                2.548
400,000.01 - 450,000.00                               17          7,256,349.11                1.44%                2.208
450,000.01 - 500,000.00                                3          1,400,300.37                0.28%                3.521
500,000.01 - 550,000.00                                1            504,000.00                0.10%                2.000
------------------------------------------------------------------------------------------------------------------------
Total                                              2,206        504,296,993.36              100.00%                2.616


                                                Weighted
                                                 Average              Weighted
                                                  Stated               Average             Weighted
                                               Remaining              Combined              Average
Current Principal Balance                           Term              Orig LTV                 FICO
----------------------------------------------------------------------------------------------------
      0.01 -  50,000.00                              359                 31.26                  728
 50,000.01 - 100,000.00                              360                 67.29                  711
100,000.01 - 150,000.00                              360                 69.88                  710
150,000.01 - 200,000.00                              360                 71.85                  704
200,000.01 - 250,000.00                              360                 72.07                  701
250,000.01 - 300,000.00                              360                 72.73                  701
300,000.01 - 350,000.00                              360                 74.03                  703
350,000.01 - 400,000.00                              360                 74.96                  695
400,000.01 - 450,000.00                              360                 72.35                  718
450,000.01 - 500,000.00                              359                 69.58                  741
500,000.01 - 550,000.00                              360                 54.19                  767
----------------------------------------------------------------------------------------------------
Total                                                360                 72.50                  703



                                                                                                                Weighted
                                                                                                                 Average
                                                    # of     Current Principal          Pct by Curr                Gross
Current Gross Rate                                 Loans               Balance             Prin Bal               Coupon
------------------------------------------------------------------------------------------------------------------------
1.000 - 1.499                                      1,286        293,715,506.00               58.24%                1.000
2.000 - 2.499                                        140         26,481,127.00                5.25%                2.000
4.000 - 4.499                                         11          2,894,513.04                0.57%                4.434
4.500 - 4.999                                        193         45,566,434.50                9.04%                4.814
5.000 - 5.499                                        304         71,180,424.55               14.11%                5.167
5.500 - 5.999                                        238         55,779,762.95               11.06%                5.729
6.000 - 6.499                                         34          8,679,225.32                1.72%                6.093
------------------------------------------------------------------------------------------------------------------------
Total                                              2,206        504,296,993.36              100.00%                2.616


                                                Weighted
                                                 Average              Weighted
                                                  Stated               Average             Weighted
                                               Remaining              Combined              Average
Current Gross Rate                                  Term              Orig LTV                 FICO
----------------------------------------------------------------------------------------------------
1.000 - 1.499                                        360                 72.15                  703
2.000 - 2.499                                        360                 78.06                  713
4.000 - 4.499                                        359                 66.16                  703
4.500 - 4.999                                        359                 70.85                  709
5.000 - 5.499                                        359                 73.28                  702
5.500 - 5.999                                        359                 72.45                  695
6.000 - 6.499                                        359                 72.43                  676
----------------------------------------------------------------------------------------------------
Total                                                360                 72.50                  703



                                                                                                                Weighted
                                                                                                                 Average
                                                    # of     Current Principal          Pct by Curr                Gross
FICO                                               Loans               Balance             Prin Bal               Coupon
------------------------------------------------------------------------------------------------------------------------
600-624                                               44         10,186,790.63                2.02%                3.293
625-649                                              203         46,037,330.82                9.13%                2.558
650-674                                              391         92,871,622.83               18.42%                2.792
675-699                                              471        108,975,016.58               21.61%                2.609
700+                                               1,093        245,042,312.50               48.59%                2.536
None                                                   4          1,183,920.00                0.23%                2.365
------------------------------------------------------------------------------------------------------------------------
Total                                              2,206        504,296,993.36              100.00%                2.616


                                                Weighted
                                                 Average              Weighted
                                                  Stated               Average             Weighted
                                               Remaining              Combined              Average
FICO                                                Term              Orig LTV                 FICO
----------------------------------------------------------------------------------------------------
600-624                                              359                 73.28                  622
625-649                                              360                 72.57                  637
650-674                                              360                 72.77                  664
675-699                                              360                 73.33                  687
700+                                                 360                 71.95                  740
None                                                 360                 80.00                    0
----------------------------------------------------------------------------------------------------
Total                                                360                 72.50                  703


                                                                                                                  Weighted
                                                                                                                   Average
                                                       # of    Current Principal          Pct by Curr                Gross
Combined Original LTV                                 Loans              Balance             Prin Bal               Coupon
--------------------------------------------------------------------------------------------------------------------------
0.01- 49.99                                             150        27,084,746.59                5.37%                2.450
50.00- 54.99                                             60        13,410,656.14                2.66%                2.887
55.00- 59.99                                             88        20,752,428.81                4.12%                2.552
60.00- 64.99                                            152        34,678,722.19                6.88%                2.426
65.00- 69.99                                            149        35,379,435.44                7.02%                2.412
70.00- 74.99                                            317        72,815,136.85               14.44%                3.065
75.00- 79.99                                            516       121,316,212.92               24.06%                2.646
80.00                                                   719       168,916,132.42               33.50%                2.492
80.01- 84.99                                              5         1,357,500.00                0.27%                3.320
85.00- 89.99                                             15         2,377,500.00                0.47%                2.281
90.00- 94.99                                             22         4,009,016.00                0.79%                2.844
95.00- 99.99                                             13         2,199,506.00                0.44%                2.311
--------------------------------------------------------------------------------------------------------------------------
Total                                                 2,206       504,296,993.36              100.00%                2.616


                                                   Weighted
                                                    Average             Weighted
                                                     Stated              Average             Weighted
                                                  Remaining             Combined              Average
Combined Original LTV                                  Term             Orig LTV                 FICO
-----------------------------------------------------------------------------------------------------
0.01- 49.99                                             360                41.25                  723
50.00- 54.99                                            360                52.77                  720
55.00- 59.99                                            360                57.46                  709
60.00- 64.99                                            360                62.39                  704
65.00- 69.99                                            360                67.73                  703
70.00- 74.99                                            360                72.27                  695
75.00- 79.99                                            360                76.80                  697
80.00                                                   360                80.00                  706
80.01- 84.99                                            360                82.88                  678
85.00- 89.99                                            360                86.65                  680
90.00- 94.99                                            360                91.25                  699
95.00- 99.99                                            360                95.00                  701
-----------------------------------------------------------------------------------------------------
Total                                                   360                72.50                  703




                                                                                                                  Weighted
                                                                                                                   Average
                                                       # of    Current Principal          Pct by Curr                Gross
Original Term (months)                                Loans              Balance             Prin Bal               Coupon
--------------------------------------------------------------------------------------------------------------------------
360                                                   2,206       504,296,993.36              100.00%                2.616
--------------------------------------------------------------------------------------------------------------------------
Total                                                 2,206       504,296,993.36              100.00%                2.616



                                                   Weighted
                                                    Average             Weighted
                                                     Stated              Average             Weighted
                                                  Remaining             Combined              Average
Original Term (months)                                 Term             Orig LTV                 FICO
-----------------------------------------------------------------------------------------------------
360                                                     360                72.50                  703
-----------------------------------------------------------------------------------------------------
Total                                                   360                72.50                  703



                                                                                                                  Weighted
                                                                                                                   Average
                                                       # of    Current Principal          Pct by Curr                Gross
Stated Remaining Term (month                          Loans              Balance             Prin Bal               Coupon
--------------------------------------------------------------------------------------------------------------------------
355-357                                                  13         3,986,962.40                0.79%                5.222
358-360                                               2,193       500,310,030.96               99.21%                2.595
--------------------------------------------------------------------------------------------------------------------------
Total                                                 2,206       504,296,993.36              100.00%                2.616



                                                   Weighted
                                                    Average             Weighted
                                                     Stated              Average             Weighted
                                                  Remaining             Combined              Average
Stated Remaining Term (month                           Term             Orig LTV                 FICO
-----------------------------------------------------------------------------------------------------
355-357                                                 356                70.45                  690
358-360                                                 360                72.52                  703
-----------------------------------------------------------------------------------------------------
Total                                                   360                72.50                  703



                                                                                                                  Weighted
                                                                                                                   Average
                                                       # of    Current Principal          Pct by Curr                Gross
Debt Ratio                                            Loans              Balance             Prin Bal               Coupon
--------------------------------------------------------------------------------------------------------------------------
0.01 -20.00                                             107        20,896,949.90                4.14%                2.618
20.01 -25.00                                            169        35,265,012.10                6.99%                2.835
25.01 -30.00                                            310        68,598,464.85               13.60%                2.364
30.01 -35.00                                            564       134,050,292.63               26.58%                2.653
35.01 -40.00                                            588       139,487,932.47               27.66%                2.521
40.01 -45.00                                              2           271,100.00                0.05%                3.231
50.01 -55.00                                              1           263,160.00                0.05%                2.000
None                                                    465       105,464,081.41               20.91%                2.782
--------------------------------------------------------------------------------------------------------------------------
Total                                                 2,206       504,296,993.36              100.00%                2.616



                                                    Average             Weighted
                                                     Stated              Average             Weighted
                                                  Remaining             Combined              Average
Debt Ratio                                             Term             Orig LTV                 FICO
-----------------------------------------------------------------------------------------------------
0.01 -20.00                                             360                69.36                  712
20.01 -25.00                                            360                72.78                  707
25.01 -30.00                                            360                72.96                  704
30.01 -35.00                                            360                74.28                  699
35.01 -40.00                                            360                76.04                  694
40.01 -45.00                                            360                67.09                  736
50.01 -55.00                                            360                90.00                  766
None                                                    360                65.76                  715
-----------------------------------------------------------------------------------------------------
Total                                                   360                72.50                  703


                                                                                                                  Weighted
                                                                                                                   Average
                                                       # of    Current Principal          Pct by Curr                Gross
FRM/ARM                                               Loans              Balance             Prin Bal               Coupon
--------------------------------------------------------------------------------------------------------------------------
ARM                                                   2,206       504,296,993.36              100.00%                2.616
--------------------------------------------------------------------------------------------------------------------------
Total                                                 2,206       504,296,993.36              100.00%                2.616


                                                   Weighted
                                                    Average             Weighted
                                                     Stated              Average             Weighted
                                                  Remaining             Combined              Average
FRM/ARM                                                Term             Orig LTV                 FICO
-----------------------------------------------------------------------------------------------------
ARM                                                     360                72.50                  703
-----------------------------------------------------------------------------------------------------
Total                                                   360                72.50                  703



                                                                                                                  Weighted
                                                                                                                   Average
                                                       # of    Current Principal          Pct by Curr                Gross
Product                                               Loans              Balance             Prin Bal               Coupon
--------------------------------------------------------------------------------------------------------------------------
1 YR MTA Neg Am                                       2,206       504,296,993.36              100.00%                2.616
--------------------------------------------------------------------------------------------------------------------------
Total                                                 2,206       504,296,993.36              100.00%                2.616


                                                   Weighted
                                                    Average             Weighted
                                                     Stated              Average             Weighted
                                                  Remaining             Combined              Average
Product                                                Term             Orig LTV                 FICO
-----------------------------------------------------------------------------------------------------
1 YR MTA Neg Am                                         360                72.50                  703
-----------------------------------------------------------------------------------------------------
Total                                                   360                72.50                  703


                                                                                                                  Weighted
                                                                                                                   Average
                                                       # of    Current Principal          Pct by Curr                Gross
Silent 2nd                                            Loans              Balance             Prin Bal               Coupon
--------------------------------------------------------------------------------------------------------------------------
No Silent Second                                      1,815       413,827,996.92               82.06%                2.659
Silent Second                                           391        90,468,996.44               17.94%                2.416
--------------------------------------------------------------------------------------------------------------------------
Total                                                 2,206       504,296,993.36              100.00%                2.616


                                                   Weighted
                                                    Average             Weighted
                                                     Stated              Average             Weighted
                                                  Remaining             Combined              Average
Silent 2nd                                             Term             Orig LTV                 FICO
-----------------------------------------------------------------------------------------------------
No Silent Second                                        360                71.58                  702
Silent Second                                           360                76.74                  708
-----------------------------------------------------------------------------------------------------
Total                                                   360                72.50                  703


                                                                                                                  Weighted
                                                                                                                   Average
                                                       # of    Current Principal          Pct by Curr                Gross
Prepayment Penalty Original T                         Loans              Balance             Prin Bal               Coupon
--------------------------------------------------------------------------------------------------------------------------
Prepay Penalty: 0 months                                174        40,188,418.79                7.97%                2.697
Prepay Penalty: 12 months                               116        28,375,752.01                5.63%                2.784
Prepay Penalty: 24 months                                46        11,044,770.00                2.19%                2.239
Prepay Penalty: 36 months                             1,870       424,688,052.56               84.21%                2.607
--------------------------------------------------------------------------------------------------------------------------
Total                                                 2,206       504,296,993.36              100.00%                2.616


                                                   Weighted
                                                    Average             Weighted
                                                     Stated              Average             Weighted
                                                  Remaining             Combined              Average
Prepayment Penalty Original T                          Term             Orig LTV                 FICO
-----------------------------------------------------------------------------------------------------
Prepay Penalty: 0 months                                360                70.85                  701
Prepay Penalty: 12 months                               359                71.08                  706
Prepay Penalty: 24 months                               360                73.61                  709
Prepay Penalty: 36 months                               360                72.73                  703
-----------------------------------------------------------------------------------------------------
Total                                                   360                72.50                  703



                                                                                                                  Weighted
                                                                                                                   Average
                                                       # of    Current Principal          Pct by Curr                Gross
Lien                                                  Loans              Balance             Prin Bal               Coupon
--------------------------------------------------------------------------------------------------------------------------
First Lien                                            2,206       504,296,993.36              100.00%                2.616
--------------------------------------------------------------------------------------------------------------------------
Total                                                 2,206       504,296,993.36              100.00%                2.616


                                                   Weighted
                                                    Average             Weighted
                                                     Stated              Average             Weighted
                                                  Remaining             Combined              Average
Lien                                                   Term             Orig LTV                 FICO
-----------------------------------------------------------------------------------------------------
First Lien                                              360                72.50                  703
-----------------------------------------------------------------------------------------------------
Total                                                   360                72.50                  703



                                                                                                                  Weighted
                                                                                                                   Average
                                                       # of    Current Principal          Pct by Curr                Gross
Documentation Type                                    Loans              Balance             Prin Bal               Coupon
--------------------------------------------------------------------------------------------------------------------------
Stated Documentation                                  1,198       286,651,014.13               56.84%                2.604
No Income / No Asset                                    465       105,464,081.41               20.91%                2.782
Full/Alternate                                          482        99,703,201.95               19.77%                2.527
Fast Forward                                             61        12,478,695.87                2.47%                2.184
--------------------------------------------------------------------------------------------------------------------------
Total                                                 2,206       504,296,993.36              100.00%                2.616


                                                   Weighted
                                                    Average             Weighted
                                                     Stated              Average             Weighted
                                                  Remaining             Combined              Average
Documentation Type                                     Term             Orig LTV                 FICO
-----------------------------------------------------------------------------------------------------
Stated Documentation                                    360                73.68                  697
No Income / No Asset                                    360                65.76                  715
Full/Alternate                                          360                76.88                  701
Fast Forward                                            360                67.56                  754
-----------------------------------------------------------------------------------------------------
Total                                                   360                72.50                  703


                                                                                                             Weighted
                                                                                                              Average
                                                  # of    Current Principal          Pct by Curr                Gross
Loan Purpose                                     Loans              Balance             Prin Bal               Coupon
----------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                               1,388       322,204,415.71               63.89%                2.685
Purchase                                           430       100,562,700.89               19.94%                2.497
Rate/Term Refinance                                388        81,529,876.76               16.17%                2.487
----------------------------------------------------------------------------------------------------------------------
Total                                            2,206       504,296,993.36              100.00%                2.616


                                              Weighted
                                               Average             Weighted
                                                Stated              Average             Weighted
                                             Remaining             Combined              Average
Loan Purpose                                      Term             Orig LTV                 FICO
------------------------------------------------------------------------------------------------
Cash Out Refinance                                 360                70.57                  698
Purchase                                           360                78.30                  716
Rate/Term Refinance                                360                73.01                  704
------------------------------------------------------------------------------------------------
Total                                              360                72.50                  703



                                                                                                             Weighted
                                                                                                              Average
                                                  # of    Current Principal          Pct by Curr                Gross
Property Type                                    Loans              Balance             Prin Bal               Coupon
----------------------------------------------------------------------------------------------------------------------
Single Family                                    1,437       324,358,591.14               64.32%                2.656
PUD                                                373        87,628,263.91               17.38%                2.547
Condominium                                        243        51,481,886.41               10.21%                2.597
Two-Four Family                                    125        35,478,908.90                7.04%                2.518
Townhouse                                           28         5,349,343.00                1.06%                2.144
----------------------------------------------------------------------------------------------------------------------
Total                                            2,206       504,296,993.36              100.00%                2.616


                                              Weighted
                                               Average             Weighted
                                                Stated              Average             Weighted
                                             Remaining             Combined              Average
Property Type                                     Term             Orig LTV                 FICO
------------------------------------------------------------------------------------------------
Single Family                                      360                72.10                  699
PUD                                                360                73.97                  711
Condominium                                        360                74.90                  711
Two-Four Family                                    360                69.37                  707
Townhouse                                          360                70.34                  700
------------------------------------------------------------------------------------------------
Total                                              360                72.50                  703



                                                                                                             Weighted
                                                                                                              Average
                                                  # of    Current Principal          Pct by Curr                Gross
Occupancy Status                                 Loans              Balance             Prin Bal               Coupon
----------------------------------------------------------------------------------------------------------------------
Primary                                          2,003       463,875,352.99               91.98%                2.587
Investor                                           155        30,679,527.37                6.08%                3.244
Second Home                                         48         9,742,113.00                1.93%                2.030
----------------------------------------------------------------------------------------------------------------------
Total                                            2,206       504,296,993.36              100.00%                2.616


                                              Weighted
                                               Average             Weighted
                                                Stated              Average             Weighted
                                             Remaining             Combined              Average
Occupancy Status                                  Term             Orig LTV                 FICO
------------------------------------------------------------------------------------------------
Primary                                            360                72.62                  701
Investor                                           360                70.94                  720
Second Home                                        360                71.94                  734
------------------------------------------------------------------------------------------------
Total                                              360                72.50                  703


                                                                                                            Weighted
                                                                                                             Average
                                                 # of    Current Principal          Pct by Curr                Gross
State                                           Loans              Balance             Prin Bal               Coupon
----------------------------------------------------------------------------------------------------------------------
Alabama                                             4           476,200.00                0.09%                3.050
Alaska                                              3           727,200.00                0.14%                1.724
Arizona                                            49         9,446,568.00                1.87%                2.813
California                                        744       192,457,610.32               38.16%                3.172
Colorado                                           74        14,676,720.00                2.91%                2.337
Connecticut                                        29         7,022,425.00                1.39%                2.214
Delaware                                            8         1,649,250.00                0.33%                3.233
District of Columbia                                1           404,000.00                0.08%                1.000
Florida                                           325        64,749,312.64               12.84%                2.323
Georgia                                            25         4,733,405.00                0.94%                2.332
Hawaii                                             13         5,025,585.37                1.00%                2.941
Idaho                                               4           855,210.00                0.17%                2.607
Illinois                                           53        11,912,570.00                2.36%                2.052
Indiana                                             5           699,087.66                0.14%                3.375
Iowa                                                2           320,000.00                0.06%                3.409
Kansas                                             11         2,011,950.00                0.40%                1.719
Kentucky                                            1            82,500.00                0.02%                1.000
Louisiana                                           7         1,499,000.00                0.30%                2.302
Maine                                               2           227,975.00                0.05%                2.922
Maryland                                           52        12,016,207.20                2.38%                2.971
Massachusetts                                      41        10,905,435.26                2.16%                2.038
Michigan                                           52         8,935,660.00                1.77%                2.371
Minnesota                                          49         9,543,410.00                1.89%                2.268
Mississippi                                         1           350,000.00                0.07%                1.000
Missouri                                           18         3,104,530.00                0.62%                2.061
Montana                                             3           563,960.00                0.11%                1.000
Nebraska                                            5           814,200.00                0.16%                1.321
Nevada                                             63        14,865,139.00                2.95%                1.991
New Hampshire                                       5           938,750.00                0.19%                1.140
New Jersey                                        166        39,737,839.91                7.88%                2.034
New Mexico                                          6         1,087,763.34                0.22%                3.762
New York                                           84        23,022,356.82                4.57%                1.794
North Carolina                                      7         1,474,700.00                0.29%                1.460
North Dakota                                        3           315,200.00                0.06%                2.000
Ohio                                               28         4,275,290.00                0.85%                2.354
Oklahoma                                            1            55,000.00                0.01%                1.000
Oregon                                             19         4,466,232.96                0.89%                1.518
Pennsylvania                                       25         4,351,367.00                0.86%                2.465
Rhode Island                                       21         4,075,200.00                0.81%                1.911
South Carolina                                     13         2,033,266.00                0.40%                1.675
Tennessee                                           3           499,600.00                0.10%                3.624
Texas                                              34         5,882,631.01                1.17%                2.302
Utah                                               25         5,051,200.00                1.00%                2.779
Virginia                                           65        15,591,613.91                3.09%                2.512
Washington                                         49        10,073,171.96                2.00%                2.935
Wisconsin                                           7         1,181,900.00                0.23%                3.305
Wyoming                                             1           108,800.00                0.02%                1.000
----------------------------------------------------------------------------------------------------------------------
Total                                           2,206       504,296,993.36              100.00%                2.616


                                             Weighted
                                              Average             Weighted
                                               Stated              Average             Weighted
                                            Remaining             Combined              Average
State                                            Term             Orig LTV                 FICO
------------------------------------------------------------------------------------------------
Alabama                                           360                58.34                  681
Alaska                                            360                78.31                  715
Arizona                                           360                75.97                  708
California                                        359                69.85                  701
Colorado                                          360                74.22                  723
Connecticut                                       360                72.23                  697
Delaware                                          360                78.62                  687
District of Columbia                              360                80.00                  693
Florida                                           360                74.77                  705
Georgia                                           360                79.09                  692
Hawaii                                            359                74.37                  717
Idaho                                             360                78.89                  736
Illinois                                          360                75.89                  689
Indiana                                           359                68.84                  722
Iowa                                              360                76.26                  769
Kansas                                            360                77.86                  706
Kentucky                                          360                75.00                  638
Louisiana                                         360                79.74                  714
Maine                                             359                69.54                  664
Maryland                                          360                74.39                  692
Massachusetts                                     360                73.20                  699
Michigan                                          360                76.41                  703
Minnesota                                         360                75.15                  706
Mississippi                                       360                53.85                  784
Missouri                                          360                80.62                  707
Montana                                           360                79.04                  709
Nebraska                                          360                82.45                  746
Nevada                                            360                74.25                  712
New Hampshire                                     360                56.93                  734
New Jersey                                        360                71.99                  701
New Mexico                                        359                75.51                  709
New York                                          360                68.34                  692
North Carolina                                    360                81.56                  709
North Dakota                                      360                80.00                  708
Ohio                                              360                75.80                  702
Oklahoma                                          360                61.11                  726
Oregon                                            360                74.32                  700
Pennsylvania                                      360                76.16                  698
Rhode Island                                      360                71.72                  699
South Carolina                                    360                78.51                  696
Tennessee                                         359                82.51                  711
Texas                                             360                78.55                  713
Utah                                              360                76.44                  725
Virginia                                          360                73.18                  699
Washington                                        360                75.38                  715
Wisconsin                                         359                80.39                  728
Wyoming                                           360                80.00                  781
------------------------------------------------------------------------------------------------
Total                                             360                72.50                  703


                                                                                                              Weighted
                                                                                                               Average
                                                   # of    Current Principal          Pct by Curr                Gross
Gross Margin                                      Loans              Balance             Prin Bal               Coupon
----------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                                        86        20,296,654.30                4.02%                2.395
2.500 - 2.999                                     1,032       241,175,076.55               47.82%                2.329
3.000 - 3.499                                       471       105,173,644.66               20.86%                3.222
3.500 - 3.999                                       601       134,371,264.89               26.65%                2.648
4.000 - 4.499                                        15         3,172,352.96                0.63%                4.376
4.500 - 4.999                                         1           108,000.00                0.02%                2.000
----------------------------------------------------------------------------------------------------------------------
Total                                             2,206       504,296,993.36              100.00%                2.616


                                               Weighted
                                                Average             Weighted
                                                 Stated              Average             Weighted
                                              Remaining             Combined              Average
Gross Margin                                       Term             Orig LTV                 FICO
-------------------------------------------------------------------------------------------------
2.000 - 2.499                                       359                66.01                  715
2.500 - 2.999                                       360                72.89                  707
3.000 - 3.499                                       359                72.06                  701
3.500 - 3.999                                       360                73.11                  695
4.000 - 4.499                                       359                73.55                  663
4.500 - 4.999                                       360                80.00                  756
-------------------------------------------------------------------------------------------------
Total                                               360                72.50                  703



                                                                                                              Weighted
                                                                                                               Average
                                                   # of    Current Principal          Pct by Curr                Gross
Minimum Interest Rate                             Loans              Balance             Prin Bal               Coupon
----------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                                        86        20,296,654.30                4.02%                2.395
2.500 - 2.999                                     1,032       241,175,076.55               47.82%                2.329
3.000 - 3.499                                       471       105,173,644.66               20.86%                3.222
3.500 - 3.999                                       601       134,371,264.89               26.65%                2.648
4.000 - 4.499                                        15         3,172,352.96                0.63%                4.376
4.500 - 4.999                                         1           108,000.00                0.02%                2.000
----------------------------------------------------------------------------------------------------------------------
Total                                             2,206       504,296,993.36              100.00%                2.616


                                               Weighted
                                                Average             Weighted
                                                 Stated              Average             Weighted
                                              Remaining             Combined              Average
Minimum Interest Rate                              Term             Orig LTV                 FICO
-------------------------------------------------------------------------------------------------
2.000 - 2.499                                       359                66.01                  715
2.500 - 2.999                                       360                72.89                  707
3.000 - 3.499                                       359                72.06                  701
3.500 - 3.999                                       360                73.11                  695
4.000 - 4.499                                       359                73.55                  663
4.500 - 4.999                                       360                80.00                  756
-------------------------------------------------------------------------------------------------
Total                                               360                72.50                  703




                                                                                                              Weighted
                                                                                                               Average
                                                   # of    Current Principal          Pct by Curr                Gross
Maximum Interest Rate                             Loans              Balance             Prin Bal               Coupon
----------------------------------------------------------------------------------------------------------------------
8.500 - 8.999                                         5         1,303,874.14                0.26%                4.524
9.500 - 9.999                                     2,201       502,993,119.22               99.74%                2.611
----------------------------------------------------------------------------------------------------------------------
Total                                             2,206       504,296,993.36              100.00%                2.616


                                               Weighted
                                                Average             Weighted
                                                 Stated              Average             Weighted
                                              Remaining             Combined              Average
Maximum Interest Rate                              Term             Orig LTV                 FICO
------------------------------------------------------------------------------------------------
8.500 - 8.999                                       359                76.48                  704
9.500 - 9.999                                       360                72.49                  703
------------------------------------------------------------------------------------------------
Total                                               360                72.50                  703



                                                                                                              Weighted
                                                                                                               Average
                                                   # of    Current Principal          Pct by Curr                Gross
Neg Amort Limit                                   Loans              Balance             Prin Bal               Coupon
----------------------------------------------------------------------------------------------------------------------
110.000                                           2,206       504,296,993.36              100.00%                2.616
----------------------------------------------------------------------------------------------------------------------
Total                                             2,206       504,296,993.36              100.00%                2.616


                                               Weighted
                                                Average             Weighted
                                                 Stated              Average             Weighted
                                              Remaining             Combined              Average
Neg Amort Limit                                    Term             Orig LTV                 FICO
------------------------------------------------------------------------------------------------
110.000                                             360                72.50                  703
------------------------------------------------------------------------------------------------
Total                                               360                72.50                  703

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Deal Info
----------------------------------------------------------
Deal Name                           INDX05-AR8
Bloomberg Ticker:                   INDX
Asset Class:                        MTA
Issuer:                             IndyMac
Trustee:                            Deutsche Bank
Lead Manager(s)                     RBS Greenwich Capital

Recast
Recast Cap %
110 Recast                          100%
115 Resact
120 Recast
125 Recast
----------------------------------------------------------
Cells in red font are calculations and should be left alone.



Master Servicer:
Backup Servicer:
Primary Servicer (s)                 % Name                Originator (s):                % Name
                   1              100 Indymac                           1            100.00% Indymac
                   2                                                    2
                   3                                                    3
                   4                                                    4
                   5                                                    5
                   6                                                    6
                   7                                                    7
                   8                                                    8
                   9                                                    9
                  10                                                   10


Please fill out a complete list of all servicers and originators even if there're more then ten


---------------------------------------------------------------------------------------------------------------------------
                                                                                                     Avg
FICO                                   # Loans            Balance                   %            Balance                WAC
---------------------------------------------------------------------------------------------------------------------------
601 - 620                                   11       2,346,362.76                  0%            213,306               3.48
621 - 640                                  203      58,853,804.69                  6%            289,920               2.78
641 - 660                                  292      87,941,708.29                 10%            301,170               2.64
661 - 680                                  538     167,240,456.52                 18%            310,856               2.71
681 - 700                                  515     155,821,412.79                 17%            302,566               2.61
701 - 720                                  412     120,720,910.29                 13%            293,012               2.57
721 - 740                                  362     105,546,813.42                 12%            291,566               2.56
741 - 760                                  289      88,920,100.22                 10%            307,682               2.64
761 - 780                                  240      69,612,040.38                  8%            290,050               2.45
781 - 800                                  145      46,097,262.61                  5%            317,912               2.47
800 +                                       24       6,289,900.00                  1%            262,079               3.31
NA                                           4       1,183,920.00                  0%            295,980               2.36
---------------------------------------------------------------------------------------------------------------------------
Total                                     3035     910,574,691.97                100%            300,025               2.62
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------

FICO                                      FICO               %LTV               % DTI            Primary             SF/PUD
---------------------------------------------------------------------------------------------------------------------------
601 - 620                                  620               72.6                35.0               100%                92%
621 - 640                                  630               72.9                33.0               100%                88%
641 - 660                                  651               73.0                33.2                99%                87%
661 - 680                                  671               73.5                32.8                96%                88%
681 - 700                                  690               73.5                32.8                94%                85%
701 - 720                                  710               73.4                32.6                94%                83%
721 - 740                                  730               72.4                32.2                92%                85%
741 - 760                                  749               72.1                32.3                94%                86%
761 - 780                                  770               68.5                30.0                91%                86%
781 - 800                                  789               66.7                30.4                94%                86%
800 +                                      807               69.1                30.6                81%                74%
NA                                           0               80.0                32.2                47%                47%
---------------------------------------------------------------------------------------------------------------------------
Total                                      704               72.4                32.4                95%                86%
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------

FICO                              Refi Cachout           Full Doc          Neg Am Cap  % Still in Teaser
--------------------------------------------------------------------------------------------------------
601 - 620                                 100%                27%                 110                45%
621 - 640                                  77%                28%                 110                59%
641 - 660                                  69%                22%                 110                62%
661 - 680                                  70%                15%                 110                60%
681 - 700                                  66%                16%                 110                63%
701 - 720                                  62%                14%                 110                64%
721 - 740                                  64%                19%                 110                64%
741 - 760                                  60%                14%                 110                62%
761 - 780                                  51%                16%                 110                66%
781 - 800                                  55%                23%                 110                64%
800 +                                      53%                 8%                 110                43%
NA                                          0%               100%                 110                74%
--------------------------------------------------------------------------------------------------------
Total                                      65%                17%                 110                62%
--------------------------------------------------------------------------------------------------------

                  FICO Mean:               703         Standard Deviation:       44.4
                                   -----------                             ----------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                     Avg
LTV                                    # Loans            Balance                   %            Balance                WAC
---------------------------------------------------------------------------------------------------------------------------
<= 50.00                                   184      47,157,496.59                  5%            256,291               2.45
50.01 - 55.00                               82      26,274,656.14                  3%            320,423               2.55
55.01 - 60.00                              138      41,206,872.14                  5%            298,601               2.56
60.01 - 65.00                              178      55,662,722.19                  6%            312,712               2.47
65.01 - 70.00                              326     108,842,951.94                 12%            333,874               2.63
70.01 - 75.00                              644     195,416,939.30                 21%            303,442               2.76
75.01 - 80.00                             1426     425,115,281.67                 47%            298,117               2.60
80.01 - 85.00                               14       3,028,100.00                  0%            216,293               2.81
85.01 - 90.00                               21       4,089,646.00                  0%            194,745               2.68
90.01 - 95.00                               22       3,780,026.00                  0%            171,819               2.72
---------------------------------------------------------------------------------------------------------------------------
Total                                     3035     910,574,691.97                100%            300,025               2.62
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------

LTV                                       FICO               %LTV               % DTI            Primary             SF/PUD
---------------------------------------------------------------------------------------------------------------------------
<= 50.00                                   727               41.7                29.0                97%                87%
50.01 - 55.00                              718               53.1                30.4                95%                89%
55.01 - 60.00                              710               57.9                29.1                89%                90%
60.01 - 65.00                              708               63.2                31.5                90%                87%
65.01 - 70.00                              707               68.6                32.2                87%                82%
70.01 - 75.00                              692               73.9                32.8                97%                86%
75.01 - 80.00                              704               79.4                32.9                96%                86%
80.01 - 85.00                              683               83.8                32.7               100%                92%
85.01 - 90.00                              674               89.5                34.9                79%                76%
90.01 - 95.00                              710               94.2                33.6               100%                73%
---------------------------------------------------------------------------------------------------------------------------
Total                                      704               72.4                32.4                95%                86%
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------

LTV                               Refi Cachout           Full Doc          Neg Am Cap  % Still in Teaser
--------------------------------------------------------------------------------------------------------
<= 50.00                                   74%                 7%                 110                64%
50.01 - 55.00                              73%                10%                 110                62%
55.01 - 60.00                              84%                13%                 110                62%
60.01 - 65.00                              75%                13%                 110                66%
65.01 - 70.00                              76%                15%                 110                63%
70.01 - 75.00                              83%                 8%                 110                60%
75.01 - 80.00                              50%                24%                 110                62%
80.01 - 85.00                               0%                15%                 110                73%
85.01 - 90.00                               0%               100%                 110                78%
90.01 - 95.00                               0%               100%                 110                77%
--------------------------------------------------------------------------------------------------------
Total                                      65%                17%                 110                62%
--------------------------------------------------------------------------------------------------------


                    LTV Mean:            72.28               CLTV:              74.13
                                   -----------                             ----------
                Standard Dev:             11.1            LTV =80:             31.62%
                                   -----------                             ----------
            % Silent Seconds:           18.01%
                                   -----------



---------------------------------------------------------------------------------------------------------------------------
                                                                                                     Avg
DTI                                    # Loans            Balance                   %            Balance                WAC
---------------------------------------------------------------------------------------------------------------------------
00.00 - 20.00                              130      33,936,593.23                  4%            261,051               2.48
20.01 - 25.00                              209      53,540,868.37                  6%            256,176               2.74
25.01 - 30.00                              398     112,396,739.59                 12%            282,404               2.42
30.01 - 35.00                              779     239,947,225.63                 26%            308,020               2.65
35.01 - 40.00                              893     291,319,824.93                 32%            326,226               2.58
40.01 - 45.00                                4       1,243,600.00                  0%            310,900               4.64
50.01 - 55.00                                1         263,160.00                  0%            263,160               2.00
Not Available                              621     177,926,680.22                 20%            286,516               2.76
---------------------------------------------------------------------------------------------------------------------------
Total                                     3035     910,574,691.97                100%            300,025               2.62
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------

DTI                                       FICO               %LTV               % DTI            Primary             SF/PUD
---------------------------------------------------------------------------------------------------------------------------
00.00 - 20.00                              717               68.2                15.9                84%                76%
20.01 - 25.00                              708               73.2                22.8                88%                80%
25.01 - 30.00                              704               72.5                27.9                91%                83%
30.01 - 35.00                              703               73.6                32.6                95%                84%
35.01 - 40.00                              694               75.3                37.6                95%                87%
40.01 - 45.00                              757               76.5                40.7               100%                89%
50.01 - 55.00                              766               90.0                54.0               100%                 0%
Not Available                              716               66.3                 0.0               100%                92%
---------------------------------------------------------------------------------------------------------------------------
Total                                      704               72.4                32.4                95%                86%
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------

DTI                               Refi Cachout           Full Doc          Neg Am Cap  % Still in Teaser
--------------------------------------------------------------------------------------------------------
00.00 - 20.00                              64%                28%                 110                66%
20.01 - 25.00                              64%                20%                 110                60%
25.01 - 30.00                              64%                22%                 110                68%
30.01 - 35.00                              62%                20%                 110                61%
35.01 - 40.00                              63%                22%                 110                63%
40.01 - 45.00                               0%                 0%                 110                11%
50.01 - 55.00                               0%               100%                 110               100%
Not Available                              73%                 0%                 110                60%
--------------------------------------------------------------------------------------------------------
Total                                      65%                17%                 110                62%
--------------------------------------------------------------------------------------------------------

                        DTI Mean:        31.97        Standard Deviation:         6.3
                                   -----------                             ----------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                     Avg
LOAN PURPOSE                           # Loans            Balance                   %            Balance                WAC
---------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                        1937     589,050,367.85                 65%            304,104               2.67
Purchase                                   613     190,135,404.44                 21%            310,172               2.53
Rate/Term Refinance                        485     131,388,919.68                 14%            270,905               2.54
---------------------------------------------------------------------------------------------------------------------------
Total                                     3035     910,574,691.97                100%            300,025               2.62
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------

LOAN PURPOSE                              FICO               %LTV               % DTI            Primary             SF/PUD
---------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                         700               70.8                32.4                99%                89%
Purchase                                   714               77.8                32.7                85%                74%
Rate/Term Refinance                        707               71.5                32.2                91%                88%
---------------------------------------------------------------------------------------------------------------------------
Total                                      704               72.4                32.4                95%                86%
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------

LOAN PURPOSE                      Refi Cachout           Full Doc          Neg Am Cap  % Still in Teaser
--------------------------------------------------------------------------------------------------------
Cash Out Refinance                        100%                18%                 110                61%
Purchase                                    0%                18%                 110                66%
Rate/Term Refinance                         0%                15%                 110                64%
--------------------------------------------------------------------------------------------------------
Total                                      65%                17%                 110                62%
--------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                                                                     Avg
OCCUPANCY                              # Loans            Balance                   %            Balance                WAC
---------------------------------------------------------------------------------------------------------------------------
Investor                                   169      36,821,513.92                  4%            217,879               3.11
Primary                                   2814     862,117,135.05                 95%            306,367               2.61
Second Home                                 52      11,636,043.00                  1%            223,770               2.16
---------------------------------------------------------------------------------------------------------------------------
Total                                     3035     910,574,691.97                100%            300,025               2.62
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------

OCCUPANCY                                 FICO               %LTV               % DTI            Primary             SF/PUD
---------------------------------------------------------------------------------------------------------------------------
Investor                                   720               70.5                28.9                 0%                54%
Primary                                    703               72.5                32.6               100%                88%
Second Home                                730               71.3                32.3                 0%                65%
---------------------------------------------------------------------------------------------------------------------------
Total                                      704               72.4                32.4                95%                86%
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------

OCCUPANCY                         Refi Cachout           Full Doc          Neg Am Cap  % Still in Teaser
--------------------------------------------------------------------------------------------------------
Investor                                   14%                52%                 110                66%
Primary                                    67%                16%                 110                62%
Second Home                                21%                21%                 110                72%
--------------------------------------------------------------------------------------------------------
Total                                      65%                17%                 110                62%
--------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                                                                                      Avg
DOC TYPE                                # Loans             Balance                  %            Balance                 WAC
-----------------------------------------------------------------------------------------------------------------------------
Fast Forward                                 78       20,232,195.87                 2%            259,387                2.41
Full/Alternate                              600      158,420,865.89                17%            264,035                2.62
No Income / No Asset                        621      177,926,680.22                20%            286,516                2.76
Stated Documentation                       1736      553,994,949.99                61%            319,122                2.59
-----------------------------------------------------------------------------------------------------------------------------
Total                                      3035      910,574,691.97               100%            300,025                2.62
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------

DOC TYPE                                    FICO               %LTV              % DTI             Primary             SF/PUD
-----------------------------------------------------------------------------------------------------------------------------
Fast Forward                                 754               67.8               31.0                 89%                90%
Full/Alternate                               700               75.7               32.3                 86%                84%
No Income / No Asset                         716               66.3                0.0                100%                92%
Stated Documentation                         699               73.6               32.5                 96%                84%
-----------------------------------------------------------------------------------------------------------------------------
Total                                        704               72.4               32.4                 95%                86%
-----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------

DOC TYPE                            Refi Cachout           Full Doc         Neg Am Cap   % Still in Teaser
----------------------------------------------------------------------------------------------------------
Fast Forward                                 16%                 0%                110                 66%
Full/Alternate                               65%               100%                110                 64%
No Income / No Asset                         73%                 0%                110                 60%
Stated Documentation                         64%                 0%                110                 62%
----------------------------------------------------------------------------------------------------------
Total                                        65%                17%                110                 62%
----------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                     Avg
PROPERTY TYPE                          # Loans            Balance                   %            Balance                WAC
---------------------------------------------------------------------------------------------------------------------------
Condominium                                293      74,028,660.23                  8%            252,658               2.71
PUD                                        562     185,599,152.19                 20%            330,248               2.60
Single Family                             2001     596,302,627.65                 65%            298,002               2.64
Townhouse                                   33       7,444,093.00                  1%            225,579               1.88
Two-Four Family                            146      47,200,158.90                  5%            323,289               2.49
---------------------------------------------------------------------------------------------------------------------------
Total                                     3035     910,574,691.97                100%            300,025               2.62
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE                             FICO               %LTV               % DTI            Primary             SF/PUD
---------------------------------------------------------------------------------------------------------------------------
Condominium                                707               75.3                31.9                86%                 0%
PUD                                        710               72.4                32.9                95%               100%
Single Family                              701               72.3                32.5                97%               100%
Townhouse                                  707               69.0                30.4                78%                 0%
Two-Four Family                            707               69.6                30.4                82%                 0%
---------------------------------------------------------------------------------------------------------------------------
Total                                      704               72.4                32.4                95%                86%
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------

PROPERTY TYPE                     Refi Cachout           Full Doc          Neg Am Cap  % Still in Teaser
--------------------------------------------------------------------------------------------------------
Condominium                                45%                20%                 110                61%
PUD                                        64%                19%                 110                62%
Single Family                              68%                16%                 110                62%
Townhouse                                  64%                25%                 110                83%
Two-Four Family                            54%                18%                 110                67%
--------------------------------------------------------------------------------------------------------
Total                                      65%                17%                 110                62%
--------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                                                                     Avg
CURRENT BALANCE                        # Loans            Balance                   %            Balance                WAC
---------------------------------------------------------------------------------------------------------------------------
0.00 - 50,000.00                             4         199,880.85                  0%             49,970               3.07
50,000.01 - 75,000.00                       21       1,364,230.00                  0%             64,963               2.26
75,000.01 - 100,000.00                      61       5,545,215.00                  1%             90,905               2.04
100,000.01 - 125,000.00                    132      14,941,630.92                  2%            113,194               2.27
125,000.01 - 150,000.00                    207      28,874,320.37                  3%            139,489               2.33
150,000.01 - 175,000.00                    208      33,898,642.07                  4%            162,974               2.60
175,000.01 - 200,000.00                    232      43,847,068.02                  5%            188,996               2.60
200,000.01 - 250,000.00                    438      98,933,102.90                 11%            225,875               2.67
250,000.01 - 300,000.00                    458     126,528,599.21                 14%            276,263               2.60
300,000.01 - 350,000.00                    352     114,889,604.54                 13%            326,391               2.77
350,000.01 - 400,000.00                    322     121,500,737.47                 13%            377,331               2.68
400,000.01 - 450,000.00                    190      81,210,636.03                  9%            427,424               2.66
450,000.01 - 500,000.00                    154      73,730,990.37                  8%            478,773               2.43
500,000.01 - 600,000.00                    142      77,955,474.00                  9%            548,982               2.74
600,000.01 - 700,000.00                     63      40,726,702.00                  4%            646,456               2.46
700,000.01 - 800,000.00                     21      15,677,564.89                  2%            746,551               1.92
800,000.01 - 900,000.00                     13      10,906,650.00                  1%            838,973               3.23
900,000.01 -1,000,000.00                    11      10,749,143.33                  1%            977,195               3.05
1,000,000.01 +                               6       9,094,500.00                  1%          1,515,750               2.59
---------------------------------------------------------------------------------------------------------------------------
Total                                     3035     910,574,691.97                100%            300,025               2.62
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------

CURRENT BALANCE                           FICO               %LTV               % DTI            Primary             SF/PUD
---------------------------------------------------------------------------------------------------------------------------
0.00 - 50,000.00                           728               31.3                22.5               100%               100%
50,000.01 - 75,000.00                      724               65.9                26.4                82%                72%
75,000.01 - 100,000.00                     708               67.6                28.4                72%                80%
100,000.01 - 125,000.00                    703               70.1                28.9                77%                77%
125,000.01 - 150,000.00                    714               69.8                30.8                87%                80%
150,000.01 - 175,000.00                    710               71.4                30.7                90%                83%
175,000.01 - 200,000.00                    700               72.2                30.9                92%                86%
200,000.01 - 250,000.00                    701               72.1                32.6                93%                83%
250,000.01 - 300,000.00                    701               72.7                32.3                96%                85%
300,000.01 - 350,000.00                    703               74.0                32.4                95%                84%
350,000.01 - 400,000.00                    706               73.8                32.6                94%                85%
400,000.01 - 450,000.00                    700               73.8                33.0                96%                87%
450,000.01 - 500,000.00                    700               74.5                33.2                99%                91%
500,000.01 - 600,000.00                    702               74.2                33.5                98%                84%
600,000.01 - 700,000.00                    694               69.3                33.8                97%                90%
700,000.01 - 800,000.00                    714               65.5                31.1               100%                95%
800,000.01 - 900,000.00                    715               63.9                35.3               100%               100%
900,000.01 -1,000,000.00                   742               60.1                27.3               100%               100%
1,000,000.01 +                             751               58.1                33.4               100%               100%
---------------------------------------------------------------------------------------------------------------------------
Total                                      704               72.4                32.4                95%                86%
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------

CURRENT BALANCE                   Refi Cachout           Full Doc          Neg Am Cap  % Still in Teaser
--------------------------------------------------------------------------------------------------------
0.00 - 50,000.00                           75%                 0%                 110                50%
50,000.01 - 75,000.00                      46%                48%                 110                76%
75,000.01 - 100,000.00                     50%                44%                 110                80%
100,000.01 - 125,000.00                    52%                28%                 110                74%
125,000.01 - 150,000.00                    58%                30%                 110                71%
150,000.01 - 175,000.00                    58%                26%                 110                65%
175,000.01 - 200,000.00                    67%                24%                 110                64%
200,000.01 - 250,000.00                    68%                21%                 110                62%
250,000.01 - 300,000.00                    68%                17%                 110                63%
300,000.01 - 350,000.00                    64%                14%                 110                59%
350,000.01 - 400,000.00                    66%                14%                 110                61%
400,000.01 - 450,000.00                    63%                12%                 110                61%
450,000.01 - 500,000.00                    56%                16%                 110                65%
500,000.01 - 600,000.00                    72%                18%                 110                58%
600,000.01 - 700,000.00                    77%                10%                 110                66%
700,000.01 - 800,000.00                    72%                19%                 110                76%
800,000.01 - 900,000.00                    46%                 0%                 110                46%
900,000.01 -1,000,000.00                   63%                18%                 110                45%
1,000,000.01 +                             28%                23%                 110                57%
--------------------------------------------------------------------------------------------------------
Total                                      65%                17%                 110                62%
--------------------------------------------------------------------------------------------------------

                   PB Mean:            300,025                   Min
                                   -----------                             ----------
                       Max
                                   -----------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                     Avg
STATE                                  # Loans            Balance                   %            Balance                WAC
---------------------------------------------------------------------------------------------------------------------------
AZ                                          59      14,446,703.67                  2%            244,859               2.44
CA                                        1285     458,379,757.45                 50%            356,716               2.98
CO                                          86      21,419,560.00                  2%            249,065               1.99
CT                                          35       9,649,325.00                  1%            275,695               2.40
FL                                         379      90,824,594.64                 10%            239,643               2.22
IL                                          62      16,702,770.00                  2%            269,400               2.53
MA                                          52      16,919,820.26                  2%            325,381               1.97
MD                                          73      22,225,528.20                  2%            304,459               2.70
MI                                          58      11,643,460.00                  1%            200,749               2.70
MN                                          52      11,181,660.00                  1%            215,032               2.26
NJ                                         203      56,755,132.61                  6%            279,582               2.16
NV                                          79      22,136,589.00                  2%            280,210               2.22
NY                                         117      39,919,406.82                  4%            341,192               1.91
Other                                      344      75,495,653.34                  8%            219,464               2.27
VA                                          98      31,183,603.91                  3%            318,200               2.34
WA                                          53      11,691,127.07                  1%            220,587               3.12
---------------------------------------------------------------------------------------------------------------------------
Total                                     3035     910,574,691.97                100%            300,025               2.62
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------

STATE                                     FICO               %LTV               % DTI            Primary             SF/PUD
---------------------------------------------------------------------------------------------------------------------------
AZ                                         712               75.4                29.3                86%                94%
CA                                         705               71.1                32.6                96%                87%
CO                                         726               73.5                33.8                93%                94%
CT                                         699               71.8                33.5                96%                83%
FL                                         706               74.3                32.2                91%                84%
IL                                         689               76.5                32.8                94%                67%
MA                                         690               69.9                32.4                97%                69%
MD                                         686               73.5                32.0               100%                93%
MI                                         701               76.9                33.1                97%                88%
MN                                         707               75.3                34.6                93%                95%
NJ                                         699               72.5                32.2                95%                83%
NV                                         700               73.9                32.1                93%                96%
NY                                         692               69.6                31.2                98%                63%
Other                                      706               75.6                31.9                91%                89%
VA                                         696               72.9                33.8                96%                94%
WA                                         716               75.7                31.5                95%                99%
---------------------------------------------------------------------------------------------------------------------------
Total                                      704               72.4                32.4                95%                86%
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------

STATE                             Refi Cachout           Full Doc          Neg Am Cap  % Still in Teaser
--------------------------------------------------------------------------------------------------------
AZ                                         58%                41%                 110                68%
CA                                         69%                15%                 110                53%
CO                                         49%                19%                 110                76%
CT                                         58%                10%                 110                69%
FL                                         56%                16%                 110                73%
IL                                         44%                20%                 110                64%
MA                                         57%                18%                 110                77%
MD                                         90%                18%                 110                61%
MI                                         46%                31%                 110                61%
MN                                         55%                33%                 110                72%
NJ                                         67%                14%                 110                73%
NV                                         69%                22%                 110                71%
NY                                         64%                10%                 110                78%
Other                                      56%                32%                 110                72%
VA                                         70%                10%                 110                70%
WA                                         65%                30%                 110                51%
--------------------------------------------------------------------------------------------------------
Total                                      65%                17%                 110                62%
--------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------
                                                                                                     Avg
North/South CA                         # Loans            Balance                   %            Balance                WAC
---------------------------------------------------------------------------------------------------------------------------
CA-NORTH                                   474     165,325,591.53                 18%            348,788               3.22
CA-SOUTH                                   811     293,054,165.92                 32%            361,349               2.84
OUTSIDE CA                                1750     452,194,934.52                 50%            258,397               2.26
---------------------------------------------------------------------------------------------------------------------------
Total                                     3035     910,574,691.97                100%            300,025               2.62
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------

North/South CA                            FICO               %LTV               % DTI            Primary             SF/PUD
---------------------------------------------------------------------------------------------------------------------------
CA-NORTH                                   706               71.1                32.8                96%                91%
CA-SOUTH                                   705               71.1                32.5                96%                84%
OUTSIDE CA                                 702               73.7                32.3                94%                85%
---------------------------------------------------------------------------------------------------------------------------
Total                                      704               72.4                32.4                95%                86%
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------

North/South CA                    Refi Cachout           Full Doc          Neg Am Cap  % Still in Teaser
--------------------------------------------------------------------------------------------------------
CA-NORTH                                   69%                11%                 110                48%
CA-SOUTH                                   69%                17%                 110                57%
OUTSIDE CA                                 61%                20%                 110                71%
--------------------------------------------------------------------------------------------------------
Total                                      65%                17%                 110                62%
--------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                                                                     Avg
PRODUCT                                # Loans            Balance                   %            Balance                WAC
---------------------------------------------------------------------------------------------------------------------------
1 YR MTA Neg Am                           3035     910,574,691.97                100%            300,025               2.62
---------------------------------------------------------------------------------------------------------------------------
Total                                     3035     910,574,691.97                100%            300,025               2.62
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------

PRODUCT                                   FICO               %LTV               % DTI            Primary             SF/PUD
---------------------------------------------------------------------------------------------------------------------------
1 YR MTA Neg Am                            704               72.4                32.4                95%                86%
---------------------------------------------------------------------------------------------------------------------------
Total                                      704               72.4                32.4                95%                86%
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------

PRODUCT                           Refi Cachout           Full Doc          Neg Am Cap  % Still in Teaser
--------------------------------------------------------------------------------------------------------
1 YR MTA Neg Am                            65%                17%                 110                62%
--------------------------------------------------------------------------------------------------------
Total                                      65%                17%                 110                62%
--------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                     Avg
LIEN POSITION                          # Loans            Balance                   %            Balance                WAC
---------------------------------------------------------------------------------------------------------------------------
1                                         3035     910,574,691.97                100%            300,025               2.62
---------------------------------------------------------------------------------------------------------------------------
Total                                     3035     910,574,691.97                100%            300,025               2.62
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------

LIEN POSITION                             FICO               %LTV               % DTI            Primary             SF/PUD
---------------------------------------------------------------------------------------------------------------------------
1                                          704               72.4                32.4                95%                86%
---------------------------------------------------------------------------------------------------------------------------
Total                                      704               72.4                32.4                95%                86%
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------

LIEN POSITION                     Refi Cachout           Full Doc          Neg Am Cap  % Still in Teaser
--------------------------------------------------------------------------------------------------------
1                                          65%                17%                 110                62%
--------------------------------------------------------------------------------------------------------
Total                                      65%                17%                 110                62%
--------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                                     Avg
PP PENALTY TERM                        # Loans            Balance                   %            Balance                WAC
---------------------------------------------------------------------------------------------------------------------------
12 Months                                  196      71,953,145.82                  8%            367,108               2.94
24 Months                                   76      25,024,615.00                  3%            329,271               2.13
36 Months                                 2481     718,885,527.29                 79%            289,756               2.63
None                                       282      94,711,403.86                 10%            335,856               2.45
---------------------------------------------------------------------------------------------------------------------------
Total                                     3035     910,574,691.97                100%            300,025               2.62
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------

PP PENALTY TERM                           FICO               %LTV               % DTI            Primary             SF/PUD
---------------------------------------------------------------------------------------------------------------------------
12 Months                                  708               71.3                32.7                95%                86%
24 Months                                  707               73.2                31.3                99%                91%
36 Months                                  703               72.6                32.5                95%                86%
None                                       701               71.5                32.1                88%                86%
---------------------------------------------------------------------------------------------------------------------------
Total                                      704               72.4                32.4                95%                86%
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------

PP PENALTY TERM                   Refi Cachout           Full Doc          Neg Am Cap  % Still in Teaser
--------------------------------------------------------------------------------------------------------
12 Months                                  63%                11%                 110                48%
24 Months                                  62%                25%                 110                71%
36 Months                                  66%                18%                 110                63%
None                                       58%                19%                 110                64%
--------------------------------------------------------------------------------------------------------
Total                                      65%                17%                 110                62%
--------------------------------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
                                                                                                     Avg
NEG AMORT LIMIT                        # Loans            Balance                   %            Balance                WAC
---------------------------------------------------------------------------------------------------------------------------
Neg Am Limit: 110.0                       3035     910,574,691.97                100%            300,025               2.62
---------------------------------------------------------------------------------------------------------------------------
Total                                     3035     910,574,691.97                100%            300,025               2.62
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------

NEG AMORT LIMIT                           FICO               %LTV               % DTI            Primary             SF/PUD
---------------------------------------------------------------------------------------------------------------------------
Neg Am Limit: 110.0                        704               72.4                32.4                95%                86%
---------------------------------------------------------------------------------------------------------------------------
Total                                      704               72.4                32.4                95%                86%
---------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------

NEG AMORT LIMIT                   Refi Cachout           Full Doc          Neg Am Cap  % Still in Teaser
--------------------------------------------------------------------------------------------------------
Neg Am Limit: 110.0                        65%                17%                 110                62%
--------------------------------------------------------------------------------------------------------
Total                                      65%                17%                 110                62%
--------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                                                  Avg
MARGIN                              # Loans            Balance                   %            Balance                WAC
------------------------------------------------------------------------------------------------------------------------
<= 2.000                                  5       1,857,640.00                  0%            371,528               1.00
2.001 - 2.500                           213      79,744,365.48                  9%            374,387               2.48
2.501 - 3.000                          1503     471,113,352.43                 52%            313,449               2.40
3.001 - 3.500                           575     154,333,405.21                 17%            268,406               3.31
3.501 - 4.000                           725     200,547,575.89                 22%            276,617               2.68
4.001 - 4.500                            13       2,870,352.96                  0%            220,796               3.49
4.501 - 5.000                             1         108,000.00                  0%            108,000               2.00
------------------------------------------------------------------------------------------------------------------------
Total                                  3035     910,574,691.97                100%            300,025               2.62
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------

MARGIN                                 FICO               %LTV               % DTI            Primary             SF/PUD
------------------------------------------------------------------------------------------------------------------------
<= 2.000                                745               64.7                36.0               100%                85%
2.001 - 2.500                           716               68.9                32.2                96%                88%
2.501 - 3.000                           705               72.6                32.4                97%                85%
3.001 - 3.500                           702               72.1                32.9                84%                83%
3.501 - 4.000                           696               73.5                32.1                97%                89%
4.001 - 4.500                           691               74.2                31.3                86%                86%
4.501 - 5.000                           756               80.0                22.5                 0%                 0%
------------------------------------------------------------------------------------------------------------------------
Total                                   704               72.4                32.4                95%                86%
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------

MARGIN                         Refi Cachout           Full Doc          Neg Am Cap  % Still in Teaser
--------------------------------------------------------------------------------------------------------
<= 2.000                                22%                25%                 110               100%
2.001 - 2.500                           56%                20%                 110                59%
2.501 - 3.000                           65%                17%                 110                65%
3.001 - 3.500                           61%                20%                 110                50%
3.501 - 4.000                           71%                13%                 110                66%
4.001 - 4.500                           49%                51%                 110                53%
4.501 - 5.000                            0%               100%                 110               100%
--------------------------------------------------------------------------------------------------------
Total                                   65%                17%                 110                62%
--------------------------------------------------------------------------------------------------------

               Margin Mean:            3.07                   Min             2.00
                                   -----------                             ----------
                       Max             4.55
                                   -----------



------------------------------------------------------------------------------------------------------------------------
                                                                                                  Avg
TEASER RATE                         # Loans            Balance                   %            Balance                WAC
------------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                          2810     863,004,827.78                 95%            307,119               2.60
1.001 - 1.250                             1         359,328.27                  0%            359,328               5.02
1.251 - 1.500                             1         319,313.04                  0%            319,313               4.42
1.751 - 2.000                           223      46,891,222.88                  5%            210,275               3.01
------------------------------------------------------------------------------------------------------------------------
Total                                  3035     910,574,691.97                100%            300,025               2.62
------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------

TEASER RATE                            FICO               %LTV               % DTI            Primary             SF/PUD
------------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                           703               72.2                32.6                99%                87%
1.001 - 1.250                           693               78.3                35.6               100%                 0%
1.251 - 1.500                           691               61.6                 2.5                 0%                 0%
1.751 - 2.000                           713               74.9                30.2                21%                61%
------------------------------------------------------------------------------------------------------------------------
Total                                   704               72.4                32.4                95%                86%
------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------

TEASER RATE                    Refi Cachout           Full Doc          Neg Am Cap  % Still in Teaser
-----------------------------------------------------------------------------------------------------
0.501 - 1.000                           68%                15%                 110                62%
1.001 - 1.250                          100%               100%                 110                 0%
1.251 - 1.500                            0%                 0%                 110                 0%
1.751 - 2.000                           10%                58%                 110                69%
-----------------------------------------------------------------------------------------------------
Total                                   65%                17%                 110                62%
-----------------------------------------------------------------------------------------------------

                Teaser Mean:           1.07                Min                1.00
                                   -----------                             ----------
                         Max           2.00
                                   -----------

                   IndyMac INDX Mortgage Loan Trust 2005-AR8
                      Mortgage Pass-Through Certificates,
                                Series 2005-AR8


                        Preliminary Marketing Materials


                                  $48,714,000
                Class B-1, Class B-2 and Class B-3 Certificates
                  (Approximate, subject to +/- 10% Variance)


                               IndyMac MBS, Inc.
                                   Depositor




                        [LOGO OMITTED] IndyMac Bank(R)
                                Master Servicer





                     [LOGO OMITTED] RBS Greenwich Capital)
                                 Underwriter

                              Contact Information



RBS Greenwich Capital

---------------------------------------------------------------------------------------------
Trading                                           Banking
----------------------------- ------------------- ---------------------- --------------------
Name/Email                    Phone               Name/Email             Phone
----------------------------- ------------------- ---------------------- --------------------
Ron Weibye                    (203) 625-6160      Prue Larocca           (203) 625-3868
weibyer@gcm.com                                   laroccp@gcm.com

----------------------------- ------------------- ---------------------- --------------------
Johan Eveland                 (203) 625-6160      Vinu Phillips          (203) 622-5626
Johan.eveland@gcm.com                             philliv@gcm.com

----------------------------- ------------------- ---------------------- --------------------
Jesse Litvak                  (203) 625-6160      Michael McKeever       (203) 618-2237
Jesse.litvak@gcm.com                              mckeevm@gcm.com
---------------------------------------------------------------------------------------------


-------------------------------------------------
Structuring
----------------------------- -------------------
Name/Email                    Phone
----------------------------- -------------------
Stu Kronick                   (203) 625-6160
stuart.kronick@gcm.com

----------------------------- -------------------


----------------------------- -------------------

-------------------------------------------------



Rating Agencies

--------------------------------------------------------------------------------------------------
Standard and Poor's                              Moody's Investor Service
------------------------------ ----------------- -------------------------------- ----------------
Name/Email                     Phone             Name/Email                       Phone
------------------------------ ----------------- -------------------------------- ----------------
Victor Bhagat                  (212) 438-1130    Eric Fellows                     (212) 553-3847
bhagat@sandp.com                                 Eric_fellows@moodys.com
--------------------------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
       and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
    Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Preliminary Term Sheet                             Date Prepared: March 30, 2005

                   IndyMac INDX Mortgage Loan Trust 2005-AR8
              Mortgage Pass-Through Certificates, Series 2005-AR8


            $48,714,000 (Approximate, Subject to +/- 10% Variance)

                         Publicly Offered Certificates
                Class B-1, Class B-2 and Class B-3 Certificates
                  Adjustable Rate Residential Mortgage Loans

=================================================================================================================================
            Principal Amount     WAL (Yrs)         Pmt Window (Mths)        Interest                             Expected Ratings
  Class       (Approx)/(1)/    Call/ Mat/(2)/       Call/ Mat/(2)/          Rate Type         Tranche Type          S&P/Moody's
  -----       ------------     --------------       --------------          ---------         ------------          -----------
  1-A-1       $465,718,000              Not Marketed Hereby              Floater/(3)/     Super Senior Floater        AAA/Aaa
  2-A-1A      $258,760,000                                               Floater/(4)/     Super Senior Floater        AAA/Aaa
  2-A-1B      $64,690,000                                                Floater/(4)/      Senior Mez Floater         AAA/Aaa
  2-A-2       $51,747,000                                                Floater/(4)/      Senior Mez Floater        AAA/Aaa
 A-X-1/(5)/     Notional                                                 Variable             Senior/NAS IO           AAA/Aaa
 A-X-2/(6)/     Notional                                                 Variable             Senior/WAC IO           AAA/Aaa
 A-PO/(7)/        $100                                                   N/A                    Senior/PO             AAA/Aaa
   A-R            $100                                                   Variable            Senior/Residual          AAA/Aaa

   B-1        $19,577,000         6.77/7.52            1-121/1-360       Floater/(8)/      Subordinate Floater        AA/Aa2
   B-2        $18,211,000         6.77/7.52            1-121/1-360       Floater/(8)/     Subordinate Floater          A/A2
   B-3        $10,926,000         6.77/7.52            1-121/1-360       Floater/(8)/     Subordinate Floater        BBB/Baa2

   B-4        $13,658,000                                                                 Subordinate Floater          BB/NR
   B-5         $4,097,000                  Privately Offered Certificates                 Subordinate Floater          B/NR
   B-6         $3,190,492                                                                 Subordinate Floater          NR/NR
=================================================================================================================================
  Total      $910,574,692

(1) Distributions on the Class 1-A-1 Certificates will be derived primarily from a pool of conforming balance adjustable-rate mortgage loans ("Group 1 Mortgage Loans"). Distributions on the Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates will be derived primarily from a pool of conforming and non-conforming balance adjustable-rate mortgage loans ("Group 2 Mortgage Loans"). Distributions on the Subordinate Certificates will be derived from the Group 1 Mortgage Loans and Group 2 Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) The WAL and Payment Window for the Class B-1, Class B-2 and Class B-3 Certificates are shown to the first possible Optional Call Date and to maturity.

(3) On each Distribution Date, the Certificate Interest Rate for the Class 1-A-1 Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii) Net Maximum Rate Cap.

(4) On each Distribution Date, the Certificate Interest Rate for the Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii) 10.50%.



                                                                               3
                     [LOGO OMITTED] RBS Greenwich Capital)

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
       and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
    Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.





(5) The Class A-X-1 Certificates will consist of two interest only components each of which is related to a specific group of Mortgage Loans. The notional balance of the Class A-X-1 Certificates immediately prior to any Distribution Date is equal to the sum of the notional balances of such components. The notional balance of the Class A-X-1 group 1 component immediately prior to any Distribution Date is equal to the lesser of (i) the amount specified for such Distribution Date on the Class A-X-1 group 1 component notional balance schedule described herein and (ii) the aggregate principal balance of the Class 1-A-1 Certificates immediately prior to such Distribution Date. The notional balance of the Class A-X-1 group 2 component immediately prior to any Distribution Date is equal to the lesser of (i) the amount specified for such Distribution Date on the Class A-X-1 group 2 component notional balance schedule described herein and (ii) the aggregate principal balance of the Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates immediately prior to such Distribution Date. Beginning on the Distribution Date in November 2008, the notional balance of the Class A-X-1 Certificates immediately prior to a Distribution Date will be equal to zero. The Certificate Interest Rate for the Class A-X-1 Certificates will be equal to 0.80%. Principal will not be distributed on the Class A-X-1 Certificates.

(6) The Class A-X-2 Certificates will have a notional balance equal to the aggregate principal balance of the Mortgage Loans. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Certificates (other than the Class A-X-2 Certificates) adjusted for the related interest accrual period, multiplied by a fraction, the numerator of which is the aggregate principal balance of the Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.

(7) The Class A-PO Certificates will consist of two principal only components each related to a specific group of Mortgage Loans. The Class A-PO Certificates will have an initial principal balance equal to $100, which principal balance will be increased to the extent of any Net Deferred Interest from the Mortgage Loans otherwise allocated to the Class A-X-2 Certificates, as described herein. The Class A-PO will not receive interest distributions.

(8) For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the least of
     (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date),
     (ii) the related Net WAC Cap and (iii) 10.50%.


Depositor:                 IndyMac MBS, Inc.

Underwriter:               Greenwich Capital Markets, Inc. ("RBS Greenwich
                           Capital")

Seller:                    IndyMac Bank, F.S.B.

Master Servicer:           IndyMac Bank, F.S.B.

Trustee:                   Deutsche Bank National Trust Company.

Rating Agencies:           S&P and Moody's will rate the Offered Certificates as
                           specified on the prior page.

Cut-off Date:              April 1, 2005.

Expected Pricing Date:     April 8, 2005.

Closing Date:              On or about April 28, 2005.

Distribution Date:         The 25th of each month (or if such day is not a
                           business day, the next succeeding business day), commencing in May 2005.

                                                                               4
                     [LOGO OMITTED] RBS Greenwich Capital)

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
       and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
    Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.





Certificates:              The "Senior Certificates" will consist of the Class
                           1-A-1, Class 2-A-1A, Class 2-A-1B, Class 2-A-2,
                           Class A-X-1, Class A-X-2 and Class A-PO
                           Certificates (collectively the "Class A
                           Certificates"), and Class A-R Certificate. The
                           Class B-1, Class B-2, Class B-3, Class B-4, Class
                           B-5 and Class B-6 Certificates will be referred to herein as the "Subordinate Certificates." The
                           Senior Certificates and the Subordinate
                           Certificates are collectively referred to herein as the "Certificates." The Class 1-A-1, Class 2-A-1A,
                           Class 2-A-1B and Class 2-A-2 Certificates and the
                           Subordinate Certificates are referred to herein as the "LIBOR Certificates". The Senior Certificates and the Class B-1, Class B-2 and Class B-3
                           Certificates (the "Offered Certificates") are being offered publicly.

Accrued Interest:          The price to be paid by investors for the LIBOR
                           Certificates will not include accrued interest
                           (settling flat). The price to be paid by investors for the Class A-X-1 and Class A-X-2 will include 27 days of accrued interest.


Interest Accrual Period:   The interest accrual period with respect to the Class
                           1-A-1, Class 2-A-1A, Class 2-A-1B, Class 2-A-2 and
                           Subordinate Certificates for a given Distribution
                           Date will be the period beginning with the prior
                           Distribution Date (or, in the case of the first
                           Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis). The interest accrual period for the Class A-R, Class A-X-1 and Class A-X-2
                           Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:              The Offered Certificates (other than the Class A-R
                           Certificates) will be made available in book-entry form through DTC. The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear
                           System.

Federal Tax Treatment:     It is anticipated that a portion of the Class A
                           Certificates and Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:         The Class A Certificates and Class B-1, Class B-2 and
                           Class B-3 Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A, Class B-1, Class B-2 or
                           Class B-3 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class A-R Certificate will not be ERISA eligible.

SMMEA Treatment:           The Senior Certificates and Class B-1 Certificates
                           are expected to constitute "mortgage related securities" for purposes of SMMEA. The Class B-2 and Class B-3 Certificates will not constitute
                           "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow for an option to
                           terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Pricing Prepayment
Speed: The LIBOR Certificates will be priced to a prepayment speed of 20% CPR.


                                                                               5
                     [LOGO OMITTED] RBS Greenwich Capital)

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
       and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
    Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Mortgage Loans:            The "Mortgage Loans" consist of adjustable rate,
                           first lien residential mortgage loans with original terms to maturity of 30 years. The Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate teaser period of one month) based upon an index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA"). After the one month initial fixed rate teaser period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of MTA and the related gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                           For each of the Mortgage Loans, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast without regard to the limitation in clause (i) above to amortize fully the then unpaid principal balance over the remaining term to maturity and (iii) if the unpaid principal balance exceeds 110% of the original principal balance due to Deferred Interest (the "Negative Amortization Limit"), the minimum monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                           Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

                           The "Group 1 Mortgage Loans" consist of conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years. The "Group 2 Mortgage Loans" consist of conforming and non-conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years. The Group 1 Mortgage Loans and the Group 2 Mortgage Loans are collectively referred to herein as the "Mortgage Loans".

                           On the Closing Date the aggregate principal balance of the Mortgage Loans as of the Cut-off Date is expected to be approximately $910,574,692, the aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off Date is expected to be approximately $504,296,993 and the aggregate principal balance of the Group 2 Mortgage Loans as of the Cut-off Date is expected to be approximately $406,277,699.

Credit Enhancement:        Senior/subordinate, shifting interest structure.  The
                           credit enhancement information shown below is subject to final rating agency approval.

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [5.50]% total subordination.

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [3.50]% total subordination.

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [2.30]% total subordination.


                                                                               6
                     [LOGO OMITTED] RBS Greenwich Capital)

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
       and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
    Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.





Shifting Interest:         Until the Distribution Date occurring in May 2015,
                           the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers
                           (as described in the prospectus supplement), the Subordinate Certificates will receive increasing portions of unscheduled principal.

                           The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

                 Periods:                     Unscheduled Principal Payments (%)
                 May 2005 - April 2015            0% Pro Rata Share
                 May 2015 - April 2016           30% Pro Rata Share
                 May 2016 - April 2017           40% Pro Rata Share
                 May 2017 - April 2018           60% Pro Rata Share
                 May 2018 - April 2019           80% Pro Rata Share
                 May 2019 and after             100% Pro Rata Share

                           However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in May 2008, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in May 2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.


                           Scheduled principal payments will be distributed pro rata to the Senior and Subordinate
                           Certificates.

                           Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current aggregate senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial aggregate senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

                           Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled amounts and (ii) the excess if any of voluntary prepayments over Deferred Interest.















                                                                               7
                     [LOGO OMITTED] RBS Greenwich Capital)

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
       and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
    Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.





Allocation of
Realized Losses:           Any realized losses (inclusive of bankruptcy, special
                           hazard and fraud losses) on the Mortgage Loans will be allocated as follows: first, to the Subordinate
                           Certificates in reverse order of their numerical
                           Class designations, in each case until the related class principal balance has been reduced to zero;
                           and second; to the Senior Certificates (other than the Class A-X-1 Certificates) as follows:
                            (a) any realized losses remaining on the Group 1
                                Mortgage Loans pro rata, to the Class 1-A-1
                                Certificates and the group 1 principal only component of the Class A-PO Certificates, until the related class principal balance or component principal balance has been reduced to zero, provided however that any realized losses otherwise allocable to the Class 1-A-1 Certificates will instead be allocated to the Class 2-A-2 Certificates until its class principal balance has been reduced to zero.
                            (b) Any realized losses remaining on the Group 2
                                Mortgage Loans pro rata, to the Class 2-A-1A
                                Certificates, Class 2-A-1B and Class 2-A-2
                                Certificates and the group 2 principal only component of the Class A-PO Certificates until the related class principal balance or component principal balance has been reduced to zero, provided however that realized losses otherwise allocable to the Class 2-A-1A Certificates will instead be allocated to the Class 2-A-1B Certificates, until its class principal balance has been reduced to zero.

Net Mortgage Rate:         The "Net Mortgage Rate" with respect to each Mortgage
                           Loan is equal to the mortgage rate less the servicing fee rate (0.375%) and the trustee fee rate.

Net WAC Cap:               The "Net WAC Cap" for the Class 1-A-1 Certificates is
                           equal to (x) the weighted average of the Net
                           Mortgage Rates of the Mortgage Loans less (y) the
                           Certificate Interest Rate of the Class A-X-1
                           Certificates multiplied by a fraction equal to (i) the notional balance of the group 1 component of the Class A-X-1 Certificates immediately prior to such Distribution Date divided by (ii) the aggregate principal balance of the Class 1-A-1
                           Certificates immediately prior to such Distribution
                           Date, in each case adjusted for the related interest accrual period.

                           The "Net WAC Cap" for the Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates is equal to (x) the weighted average of the Net Mortgage Rates of the Mortgage Loans less (y) the Certificate Interest Rate of the Class A-X-1 Certificates multiplied by a fraction equal to (i) the notional balance of the group 2 component of the Class A-X-1 Certificates immediately prior to such Distribution Date divided by (ii) the aggregate principal balance of the Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period.

                           The "Net WAC Cap" for the Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the Mortgage Loans, adjusted for the related interest accrual period.

Net Maximum
Mortgage Rate:             The "Net Maximum Mortgage Rate" with respect to each
                           Mortgage Loan is equal to the maximum mortgage rate less the servicing fee rate (0.375%) and the trustee fee rate.


Net Maximum Rate
Cap:
                           The "Net Maximum Rate Cap" for the Class 1-A-1 Certificates is equal to the weighted average of the Net Maximum Rate Mortgage Rates of the Mortgage Loans, in each case adjusted for the accrual period.


                                                                               8
                     [LOGO OMITTED] RBS Greenwich Capital)

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
       and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
    Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Carryover Shortfall
Amount: The LIBOR Certificates will be entitled to the payment of an amount equal to the sum of (i) the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the "Carryover Shortfall Amount"). The Carryover Shortfall Amount will be paid only to the extent of interest otherwise distributable to the Class A-X-2 Certificates (after the reduction due to Net Deferred Interest allocable to the Class A-X-2 Certificates) and additionally only in the case of the Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates, amounts available from the related Yield Maintenance Agreement, on such Distribution Date or future Distribution Dates.


Adjusted Cap Rate:         The "Adjusted Cap Rate" for the Class 1-A-1, Class
                           2-A-1A, Class 2-A-1B, Class 2-A-2 Certificates and
                           Subordinate Certificates and for any Distribution
                           Date equals the related Net WAC Cap, computed for this purpose by first reducing the weighted average of the Net Mortgage Rates of the Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Mortgage Loans for such Distribution Date, and (b) 12, divided by
                           (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.

                           The "Adjusted Cap Rate" for the Class A-X-2
                           Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class A-X-2 Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such distribution date, and (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class A-X-1 and Class A-X-2 Certificates) by substituting "Adjusted Cap Rate" for "Net WAC Cap" in the definition of pass-through rate for each of the Class 1-A-1, Class 2-A-1A, Class 2-A-1B and Class 2-A-2 and Subordinate Certificates.

Net Deferred Interest:     The "Net Deferred Interest" for a Distribution Date
                           is the excess, if any, of Deferred Interest for the related due period over voluntary principal prepayments for the related prepayment period.

                           For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Cap Rate for such class and Distribution Date. The amount of current interest allocable to each Class of Certificates (other than the Class A-X-1 Certificates) will be reduced by the amount of Net Deferred Interest allocable to such Class of Certificates and such Net Deferred Interest will be added to the principal balance of such Class of Certificates (or added to the principal balance of the applicable component of the Class A-PO Certificates in the case of the Class A-X-2 Certificates).



                                                                               9
                     [LOGO OMITTED] RBS Greenwich Capital)

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
       and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
    Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.





Class A-X-1 Notional
Balance Schedules:
                 ---------------------------------------------------------------
                                       Group 1 Component     Group 2 Component
                              Period   Notional Balance      Notional Balance
                 ---------------------------------------------------------------
                                   1    $465,718,000.00       $375,197,000.00
                                   2    $447,470,373.30       $360,532,355.58
                                   3    $430,932,342.57       $347,169,641.18
                                   4    $414,958,988.24       $334,264,367.56
                                   5    $399,530,969.29       $321,800,830.63
                                   6    $384,629,609.12       $309,763,866.80
                                   7    $370,236,872.61       $298,138,834.43
                                   8    $356,335,344.06       $286,911,595.76
                                   9    $342,908,143.52       $276,068,499.52
                                  10    $329,938,793.43       $265,596,128.39
                                  11    $317,411,608.05       $255,481,939.98
                                  12    $305,310,583.85       $245,713,209.76
                                  13    $293,594,989.02       $236,254,397.80
                                  14    $282,230,865.09       $227,082,377.99
                                  15    $271,256,756.25       $218,225,906.03
                                  16    $260,659,240.19       $209,674,157.54
                                  17    $250,425,357.71       $201,416,621.92
                                  18    $240,542,596.67       $193,443,151.96
                                  19    $230,998,876.58       $185,743,951.20
                                  20    $221,782,533.63       $178,309,561.79
                                  21    $212,882,266.73       $171,130,852.80
                                  22    $204,945,531.53       $164,730,614.65
                                  23    $197,292,019.94       $158,559,530.69
                                  24    $189,911,239.68       $152,609,263.81
                                  25    $182,776,830.48       $146,856,835.27
                                  26    $175,866,892.66       $141,287,331.32
                                  27    $169,206,046.50       $135,919,113.77
                                  28    $162,785,492.31       $130,745,093.41
                                  29    $156,596,738.61       $125,758,391.05
                                  30    $150,631,591.36       $120,952,368.98
                                  31    $144,882,143.58       $116,320,622.52
                                  32    $139,340,765.34       $111,856,971.89
                                  33    $134,000,069.38       $107,555,454.30
                                  34    $128,852,843.35       $103,410,212.19
                                  35    $123,892,231.35       $99,415,776.78
                                  36    $119,111,240.22       $95,566,600.69
                                  37    $114,492,014.88       $91,847,115.04
                                  38    $110,525,457.47       $88,655,324.07
                                  39    $106,696,590.01       $85,574,607.97
                                  40    $103,000,624.45       $82,601,118.35
                                  41    $99,432,939.52        $79,731,117.69
                                  42    $95,989,074.89        $76,960,998.89
                   43 and thereafter          $0                    $0
                 ---------------------------------------------------------------

                                                                              10
                     [LOGO OMITTED] RBS Greenwich Capital)

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
       and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
    Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Yield Maintenance
Agreements:                On the Closing Date, the Trustee will enter into
                           "Yield Maintenance Agreements", or "YMAs", with a counterparty (the "Counterparty") for the benefit of the, Class 2-A-1A, Class 2-A-1B and Class 2-A-2
                           Certificates. The notional balance of each YMA for any Distribution Date is subject to a maximum equal to the aggregate principal balance of the related class or classes of certificates immediately prior to such Distribution Date. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds
                           [10.50]%. Each Yield Maintenance Agreement will terminate after the Distribution Date in August
                           2015. Any payments received from the related Yield
                           Maintenance Agreement will be used to pay Carryover
                           Shortfall Amounts on the related class or classes of Certificates (allocated pro rata based on class principal balance), as applicable.





                                                                              11
                     [LOGO OMITTED] RBS Greenwich Capital)

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
       and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as
    Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Certificates Priority of
Distributions:             Available  funds from the Mortgage Loans will be
                           distributed in the following order of priority:
                           1) Senior Certificates (other than the Class A-PO
                              Certificates), accrued and unpaid interest, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class A-X-2 Certificates will be reduced to the extent necessary to pay any Carryover Shortfall Amount (after giving effect to any Net Deferred Interest amount allocated to the Class A-X-2 Certificates);
                           2)
                              a) from the Group 1 Mortgage Loans, first to the
                                 Class A-R Certificates, second, to the Class
                                 1-A-1 Certificates and third, to the group 1 component of the Class A-PO Certificates, sequentially, until the principal balance of such Class (or the related component in the case of the Class A-PO Certificates) has been reduced to zero, up to the principal allocable for such classes;
                              b) from the Group 2 Mortgage Loans, first,
                                 pro-rata to the Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates until the aggregate principal balance of such Classes has been reduced to zero and second, to the group 2 component of the Class A-PO Certificates, until the principal balance of the related component of the Class A-PO Certificates has been reduced to zero, up to the principal allocable for such classes;
                           3) Class 1-A-1, Class 2-A-1A, Class 2-A-1B and
                              Class 2-A-2 and Subordinate Certificates (on a pro rata basis based on the related unpaid Carryover Shortfall Amount), to pay any related Carryover Shortfall Amount, (after giving effect to payments received from their related YMA in the case of the Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates) from amounts otherwise distributable with respect to the Class A-X-2 Certificates;
                           4) Class B-1 Certificates, accrued and unpaid
                              interest at the Class B-1 Certificate Interest
                              Rate;
                           5) Class B-1 Certificates, principal allocable to
                              such Class;
                           6) Class B-2 Certificates, accrued and unpaid
                              interest at the Class B-2 Certificate Interest
                              Rate;
                           7) Class B-2 Certificates, principal allocable to
                              such Class;
                           8) Class B-3 Certificates, accrued and unpaid
                              interest at the Class B-3 Certificate Interest
                              Rate;
                           9) Class B-3 Certificates, principal allocable to
                              such Class;
                           10) Class B-4, Class B-5 and Class B-6
                              Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;
                           11) Class A-R Certificate, any remaining amount.

                           * The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.

                           ** Under certain limited circumstances such as when
                           (i) the aggregate principal balance of the Class A Certificates and component of the Class A-PO Certificates related to a group have been reduced to zero or (ii) the aggregate principal balance of the Class A Certificates and component of the Class A-PO Certificates related to a group are undercollateralized, principal and/or interest from a group will be used to make payments on the unrelated Class A Certificates and component of the Class A-PO Certificates.


                                                                              12
                     [LOGO OMITTED] RBS Greenwich Capital)

                      COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                                                                              13
                     [LOGO OMITTED] RBS Greenwich Capital)

 This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.
      GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.




       Class B-1 To Optional Call Date
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------
        WAL (yr)                     12.53            8.93            6.77             4.66            3.51
        MDUR (yr)                    9.87             7.47            5.88             4.21            3.24
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 217             158              121              78              56
       ----------------------------------------------------------------------------------------------------------

       Class B-1 To Maturity
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------
        WAL (yr)                     13.43            9.82            7.52             5.30            4.07
        MDUR (yr)                    10.30            7.97            6.36             4.68            3.68
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 360             360              360             360             360
       ----------------------------------------------------------------------------------------------------------

       Class B-2 To Optional Call Date
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------
        WAL (yr)                     12.53            8.93            6.77             4.66            3.51
        MDUR (yr)                    9.72             7.39            5.83             4.18            3.22
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 217             158              121              78              56
       ----------------------------------------------------------------------------------------------------------

       Class B-2 To Maturity
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------
        WAL (yr)                     13.43            9.82            7.52             5.30            4.07
        MDUR (yr)                    10.13            7.87            6.29             4.64            3.66
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 360             360              360             360             360
       ----------------------------------------------------------------------------------------------------------

       Class B-3 To Optional Call Date
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------
        WAL (yr)                     12.53            8.93            6.77             4.66            3.51
        MDUR (yr)                    9.18             7.08            5.63             4.08            3.16
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 217             158              121              78              56
       ----------------------------------------------------------------------------------------------------------

       Class B-3 To Maturity
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------
        WAL (yr)                     13.43            9.82            7.52             5.30            4.07
        MDUR (yr)                    9.54             7.50            6.05             4.51            3.57
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 360             360              360             360             360
       ----------------------------------------------------------------------------------------------------------


                                                                              14
                     [LOGO OMITTED] RBS Greenwich Capital)

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                        Total Mortgage Loan Statistics
                            As of the Cut-off Date

                                                                                      Minimum            Maximum
                                                                                      -------            -------
Scheduled Principal Balance                                  $910,574,692             $49,881         $2,100,000
Average Scheduled Principal Balance                              $300,025
Number of Mortgage Loans                                            3,035

Weighted Average Gross Coupon                                      2.622%              1.000%             6.496%
Weighted Average FICO Score                                           704                 620                817
Weighted Average Combined Original LTV                             72.38%              15.10%             95.00%

Weighted Average Original Term                                 360 months          360 months         360 months
Weighted Average Stated Remaining Term                         360 months          349 months         360 months
Weighted Average Seasoning                                     0   months          0   months         11  months

Weighted Average Gross Margin                                      3.027%              2.000%             4.550%
Weighted Average Minimum Interest Rate                             3.027%              2.000%             4.550%
Weighted Average Maximum Interest Rate                             9.947%              8.950%             9.950%


Weighted Average Months to Roll                                1   months          1   months         1   months

Weighted Average Neg Am Limit                                        110%                110%               110%
Weighted Average Payment Cap                                       7.500%              7.500%             7.500%
Weighted Average Recast                                         60 months           60 months          60 months

Maturity Date                                                                     May  1 2034        Apr  1 2035
Maximum Zip Code Concentration                                      0.72%               92677


ARM                                           100.00%  Cash Out Refinance                           64.69%
                                                       Purchase                                     20.88%
1 YR MTA Neg Am                               100.00%  Rate/Term Refinance                          14.43%

Not Interest Only                             100.00%  Single Family                                65.49%
                                                       PUD                                          20.38%
Prepay Penalty:  0 months                      10.40%  Condominium                                   8.13%
Prepay Penalty: 12 months                       7.90%  Two-Four Family                               5.18%
Prepay Penalty: 24 months                       2.75%  Townhouse                                     0.82%
Prepay Penalty: 36 months                      78.95%
                                                       Primary                                      94.68%
First Lien                                    100.00%  Investor                                      4.04%
                                                       Second Home                                   1.28%
Stated Documentation                           60.84%
No Income / No Asset                           19.54%  Top 5 States:
Full/Alternate                                 17.40%  California                                   50.34%
Fast Forward                                    2.22%  Florida                                       9.97%
                                                       New Jersey                                    6.23%
                                                       New York                                      4.38%
                                                       Virginia                                      3.42%


                                                                              15
                     [LOGO OMITTED] RBS Greenwich Capital)

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Current Principal Balance                          # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
        0.01 -    50,000.00                                 4           199,880.85                0.02%                3.072
   50,000.01 -   100,000.00                                82         6,909,445.00                0.76%                2.084
  100,000.01 -   150,000.00                               339        43,815,951.29                4.81%                2.309
  150,000.01 -   200,000.00                               440        77,745,710.09                8.54%                2.598
  200,000.01 -   250,000.00                               438        98,933,102.90               10.86%                2.671
  250,000.01 -   300,000.00                               458       126,528,599.21               13.90%                2.605
  300,000.01 -   350,000.00                               352       114,889,604.54               12.62%                2.772
  350,000.01 -   400,000.00                               322       121,500,737.47               13.34%                2.680
  400,000.01 -   450,000.00                               190        81,210,636.03                8.92%                2.661
  450,000.01 -   500,000.00                               154        73,730,990.37                8.10%                2.429
  500,000.01 -   550,000.00                                77        40,203,204.00                4.42%                2.794
  550,000.01 -   600,000.00                                65        37,752,270.00                4.15%                2.692
  600,000.01 -   650,000.00                                53        33,848,952.00                3.72%                2.582
  650,000.01 -   700,000.00                                10         6,877,750.00                0.76%                1.877
  700,000.01 -   750,000.00                                16        11,754,564.89                1.29%                1.976
  750,000.01 -   800,000.00                                 5         3,923,000.00                0.43%                1.768
  800,000.01 -   850,000.00                                10         8,264,650.00                0.91%                3.464
  850,000.01 -   900,000.00                                 3         2,642,000.00                0.29%                2.497
  900,000.01 -   950,000.00                                 3         2,777,843.33                0.31%                2.209
  950,000.01 - 1,000,000.00                                 8         7,971,300.00                0.88%                3.344
1,000,000.01+                                               6         9,094,500.00                1.00%                2.592
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                   3,035       910,574,691.97              100.00%                2.622


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Current Principal Balance                                Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
        0.01 -    50,000.00                               359                31.26                  728
   50,000.01 -   100,000.00                               360                67.29                  711
  100,000.01 -   150,000.00                               360                69.88                  710
  150,000.01 -   200,000.00                               360                71.85                  704
  200,000.01 -   250,000.00                               360                72.07                  701
  250,000.01 -   300,000.00                               360                72.73                  701
  300,000.01 -   350,000.00                               360                74.03                  703
  350,000.01 -   400,000.00                               360                73.76                  706
  400,000.01 -   450,000.00                               360                73.83                  700
  450,000.01 -   500,000.00                               360                74.50                  700
  500,000.01 -   550,000.00                               360                74.62                  703
  550,000.01 -   600,000.00                               360                73.74                  701
  600,000.01 -   650,000.00                               360                71.85                  692
  650,000.01 -   700,000.00                               360                56.87                  705
  700,000.01 -   750,000.00                               360                66.03                  725
  750,000.01 -   800,000.00                               360                63.77                  683
  800,000.01 -   850,000.00                               359                66.11                  707
  850,000.01 -   900,000.00                               360                56.84                  742
  900,000.01 -   950,000.00                               359                56.44                  726
  950,000.01 - 1,000,000.00                               359                61.36                  748
1,000,000.01+                                             360                58.11                  751
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.38                  704


                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Current Gross Rate                                 # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
 1.000 - 1.499                                          1,777       534,815,068.00               58.73%                1.000
 2.000 - 2.499                                            153        32,270,277.00                3.54%                2.000
 4.000 - 4.499                                             25        11,716,478.23                1.29%                4.419
 4.500 - 4.999                                            316       108,234,074.62               11.89%                4.814
 5.000 - 5.499                                            413       120,875,290.85               13.27%                5.155
 5.500 - 5.999                                            311        91,553,027.95               10.05%                5.731
 6.000 - 6.499                                             40        11,110,475.32                1.22%                6.077
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                   3,035       910,574,691.97              100.00%                2.622


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Current Gross Rate                                       Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
 1.000 - 1.499                                            360                72.05                  704
 2.000 - 2.499                                            360                76.48                  714
 4.000 - 4.499                                            359                68.34                  703
 4.500 - 4.999                                            359                70.79                  711
 5.000 - 5.499                                            359                74.09                  700
 5.500 - 5.999                                            359                73.01                  696
 6.000 - 6.499                                            359                72.82                  681
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.38                  704



                                                                              16
                     [LOGO OMITTED] RBS Greenwich Capital)

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                 Current Principal     Pct by Curr Prin     Weighted Average
FICO                                               # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
600-624                                                    59        17,465,540.63                1.92%                3.219
625-649                                                   271        78,812,883.82                8.66%                2.558
650-674                                                   553       170,625,797.02               18.74%                2.746
675-699                                                   656       198,640,223.58               21.81%                2.611
700+                                                    1,492       443,846,326.92               48.74%                2.568
None                                                        4         1,183,920.00                0.13%                2.365
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                   3,035       910,574,691.97              100.00%                2.622


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
FICO                                                     Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
600-624                                                   359                72.26                  622
625-649                                                   360                73.32                  638
650-674                                                   360                73.06                  664
675-699                                                   360                73.58                  687
700+                                                      360                71.41                  741
None                                                      360                80.00                    0
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.38                  704


                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Combined Original LTV                              # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
  0.01- 49.99                                             179        44,080,996.59                4.84%                2.384
 50.00- 54.99                                              84        27,591,156.14                3.03%                2.633
 55.00- 59.99                                             116        36,488,672.14                4.01%                2.570
 60.00- 64.99                                             187        54,842,722.19                6.02%                2.520
 65.00- 69.99                                             237        82,007,148.14                9.01%                2.454
 70.00- 74.99                                             456       141,983,642.20               15.59%                2.838
 75.00- 79.99                                             731       222,236,949.15               24.41%                2.655
 80.00                                                    988       290,445,633.42               31.90%                2.595
 80.01- 84.99                                               6         1,811,750.00                0.20%                2.989
 85.00- 89.99                                              16         2,877,500.00                0.32%                2.731
 90.00- 94.99                                              22         4,009,016.00                0.44%                2.844
 95.00- 99.99                                              13         2,199,506.00                0.24%                2.311
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                   3,035       910,574,691.97              100.00%                2.622


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Combined Original LTV                                    Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
  0.01- 49.99                                             360                41.09                  726
 50.00- 54.99                                             360                52.67                  722
 55.00- 59.99                                             360                57.34                  709
 60.00- 64.99                                             360                62.59                  709
 65.00- 69.99                                             360                67.75                  705
 70.00- 74.99                                             360                72.26                  700
 75.00- 79.99                                             360                76.92                  697
 80.00                                                    360                80.00                  704
 80.01- 84.99                                             360                83.00                  678
 85.00- 89.99                                             360                87.11                  674
 90.00- 94.99                                             360                91.25                  699
 95.00- 99.99                                             360                95.00                  701
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.38                  704


                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Original Term (months)                             # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
360                                                     3,035       910,574,691.97              100.00%                2.622
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                   3,035       910,574,691.97              100.00%                2.622


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Original Term (months)                                   Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
360                                                       360                72.38                  704
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.38                  704



                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Stated Remaining Term (months)                     # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
301-354                                                     1           359,328.27                0.04%                5.021
355-357                                                    16         5,666,027.95                0.62%                5.121
358-360                                                 3,018       904,549,335.75               99.34%                2.605
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                   3,035       910,574,691.97              100.00%                2.622


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Stated Remaining Term (months)                           Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
301-354                                                   349                78.26                  693
355-357                                                   356                69.14                  696
358-360                                                   360                72.40                  704
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.38                  704


                                                                              17
                     [LOGO OMITTED] RBS Greenwich Capital)

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                 Current Principal     Pct by Curr Prin     Weighted Average
FRM/ARM                                            # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
ARM                                                     3,035       910,574,691.97              100.00%                2.622
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                   3,035       910,574,691.97              100.00%                2.622


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
FRM/ARM                                                  Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
ARM                                                       360                72.38                  704
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.38                  704


                                                                 Current Principal     Pct by Curr Prin     Weighted Average
 Product                                           # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
1 YR MTA Neg Am                                         3,035       910,574,691.97              100.00%                2.622
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                   3,035       910,574,691.97              100.00%                2.622


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
 Product                                                 Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
1 YR MTA Neg Am                                           360                72.38                  704
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.38                  704



                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Silent 2nd                                         # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
No Silent Second                                        2,498       746,539,871.61               81.99%                2.676
Silent Second                                             537       164,034,820.36               18.01%                2.376
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                   3,035       910,574,691.97              100.00%                2.622


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Silent 2nd                                               Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
No Silent Second                                          360                71.76                  703
Silent Second                                             360                75.24                  709
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.38                  704



Prepayment Penalty Original Term                                 Current Principal     Pct by Curr Prin     Weighted Average
(months)                                           # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Prepay Penalty:  0 months                                 282        94,711,403.86               10.40%                2.445
Prepay Penalty: 12 months                                 196        71,953,145.82                7.90%                2.944
Prepay Penalty: 24 months                                  76        25,024,615.00                2.75%                2.125
Prepay Penalty: 36 months                               2,481       718,885,527.29               78.95%                2.630
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                   3,035       910,574,691.97              100.00%                2.622


                                             Weighted Average
Prepayment Penalty Original Term             Stated Remaining     Weighted Average     Weighted Average
(months)                                                 Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
Prepay Penalty:  0 months                                 360                71.50                  701
Prepay Penalty: 12 months                                 359                71.32                  708
Prepay Penalty: 24 months                                 360                73.23                  707
Prepay Penalty: 36 months                                 360                72.58                  703
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.38                  704


                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Lien                                               # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
First Lien                                              3,035       910,574,691.97              100.00%                2.622
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                   3,035       910,574,691.97              100.00%                2.622


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Lien                                                     Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
First Lien                                                360                72.38                  704
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.38                  704

                     [LOGO OMITTED] RBS Greenwich Capital)

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Documentation Type                                 # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Stated Documentation                                    1,736       553,994,949.99               60.84%                2.586
No Income / No Asset                                      621       177,926,680.22               19.54%                2.761
Full/Alternate                                            600       158,420,865.89               17.40%                2.617
Fast Forward                                               78        20,232,195.87                2.22%                2.407
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                   3,035       910,574,691.97              100.00%                2.622


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Documentation Type                                       Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
Stated Documentation                                      360                73.56                  699
No Income / No Asset                                      360                66.31                  716
Full/Alternate                                            360                75.69                  700
Fast Forward                                              360                67.78                  754
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.38                  704



                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Loan Purpose                                       # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Cash Out Refinance                                      1,937       589,050,367.85               64.69%                2.670
Purchase                                                  613       190,135,404.44               20.88%                2.528
Rate/Term Refinance                                       485       131,388,919.68               14.43%                2.541
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                   3,035       910,574,691.97              100.00%                2.622


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Loan Purpose                                             Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
Cash Out Refinance                                        360                70.83                  700
Purchase                                                  360                77.77                  714
Rate/Term Refinance                                       360                71.54                  707
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.38                  704



                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Property Type                                      # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Single Family                                           2,001       596,302,627.65               65.49%                2.637
PUD                                                       562       185,599,152.19               20.38%                2.602
Condominium                                               293        74,028,660.23                8.13%                2.711
Two-Four Family                                           146        47,200,158.90                5.18%                2.490
Townhouse                                                  33         7,444,093.00                0.82%                1.883
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                   3,035       910,574,691.97              100.00%                2.622


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Property Type                                            Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
Single Family                                             360                72.29                  701
PUD                                                       360                72.41                  710
Condominium                                               360                75.26                  707
Two-Four Family                                           360                69.57                  707
Townhouse                                                 360                69.04                  707
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.38                  704




                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Occupancy Status                                   # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Primary                                                 2,814       862,117,135.05               94.68%                2.607
Investor                                                  169        36,821,513.92                4.04%                3.113
Second Home                                                52        11,636,043.00                1.28%                2.161
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                   3,035       910,574,691.97              100.00%                2.622


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Occupancy Status                                         Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
Primary                                                   360                72.48                  703
Investor                                                  360                70.50                  720
Second Home                                               360                71.29                  730
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.38                  704

                     [LOGO OMITTED] RBS Greenwich Capital)

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                 Current Principal     Pct by Curr Prin     Weighted Average
State                                              # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Alabama                                                     4           476,200.00                0.05%                3.050
Alaska                                                      3           727,200.00                0.08%                1.724
Arizona                                                    59        14,446,703.67                1.59%                2.445
California                                              1,285       458,379,757.45               50.34%                2.975
Colorado                                                   86        21,419,560.00                2.35%                1.995
Connecticut                                                35         9,649,325.00                1.06%                2.398
Delaware                                                    8         1,649,250.00                0.18%                3.233
District of Columbia                                        1           404,000.00                0.04%                1.000
Florida                                                   379        90,824,594.64                9.97%                2.215
Georgia                                                    33         9,387,655.00                1.03%                2.052
Hawaii                                                     14         5,630,585.37                0.62%                3.218
Idaho                                                       4           855,210.00                0.09%                2.607
Illinois                                                   62        16,702,770.00                1.83%                2.535
Indiana                                                     5           699,087.66                0.08%                3.375
Iowa                                                        2           320,000.00                0.04%                3.409
Kansas                                                     12         2,403,950.00                0.26%                1.602
Kentucky                                                    1            82,500.00                0.01%                1.000
Louisiana                                                   7         1,499,000.00                0.16%                2.302
Maine                                                       3           599,975.00                0.07%                1.730
Maryland                                                   73        22,225,528.20                2.44%                2.700
Massachusetts                                              52        16,919,820.26                1.86%                1.968
Michigan                                                   58        11,643,460.00                1.28%                2.698
Minnesota                                                  52        11,181,660.00                1.23%                2.256
Mississippi                                                 1           350,000.00                0.04%                1.000
Missouri                                                   20         4,018,030.00                0.44%                2.341
Montana                                                     3           563,960.00                0.06%                1.000
Nebraska                                                    5           814,200.00                0.09%                1.321
Nevada                                                     79        22,136,589.00                2.43%                2.220
New Hampshire                                               5           938,750.00                0.10%                1.140
New Jersey                                                203        56,755,132.61                6.23%                2.160
New Mexico                                                  6         1,087,763.34                0.12%                3.762
New York                                                  117        39,919,406.82                4.38%                1.913
North Carolina                                              9         2,478,700.00                0.27%                1.274
North Dakota                                                3           315,200.00                0.03%                2.000
Ohio                                                       29         4,725,290.00                0.52%                2.225
Oklahoma                                                    1            55,000.00                0.01%                1.000
Oregon                                                     21         5,330,232.96                0.59%                1.434
Pennsylvania                                               30         6,698,117.00                0.74%                2.526
Rhode Island                                               23         5,128,200.00                0.56%                2.355
South Carolina                                             15         2,823,266.00                0.31%                1.486
Tennessee                                                   4           909,600.00                0.10%                2.441
Texas                                                      37         7,252,831.01                0.80%                2.561
Utah                                                       27         5,981,200.00                0.66%                2.503
Virginia                                                   98        31,183,603.91                3.42%                2.338
Washington                                                 53        11,691,127.07                1.28%                3.124
Wisconsin                                                   7         1,181,900.00                0.13%                3.305
Wyoming                                                     1           108,800.00                0.01%                1.000
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                   3,035       910,574,691.97              100.00%                2.622


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
State                                                    Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
Alabama                                                   360                58.34                  681
Alaska                                                    360                78.31                  715
Arizona                                                   360                75.40                  712
California                                                359                71.08                  705
Colorado                                                  360                73.52                  726
Connecticut                                               360                71.83                  699
Delaware                                                  360                78.62                  687
District of Columbia                                      360                80.00                  693
Florida                                                   360                74.30                  706
Georgia                                                   360                74.44                  697
Hawaii                                                    359                73.60                  718
Idaho                                                     360                78.89                  736
Illinois                                                  360                76.55                  689
Indiana                                                   359                68.84                  722
Iowa                                                      360                76.26                  769
Kansas                                                    360                78.21                  705
Kentucky                                                  360                75.00                  638
Louisiana                                                 360                79.74                  714
Maine                                                     360                63.62                  695
Maryland                                                  360                73.48                  686
Massachusetts                                             360                69.86                  690
Michigan                                                  360                76.91                  701
Minnesota                                                 360                75.31                  707
Mississippi                                               360                53.85                  784
Missouri                                                  360                80.27                  698
Montana                                                   360                79.04                  709
Nebraska                                                  360                82.45                  746
Nevada                                                    360                73.92                  700
New Hampshire                                             360                56.93                  734
New Jersey                                                360                72.46                  699
New Mexico                                                359                75.51                  709
New York                                                  360                69.61                  692
North Carolina                                            360                77.71                  683
North Dakota                                              360                80.00                  708
Ohio                                                      360                75.33                  704
Oklahoma                                                  360                61.11                  726
Oregon                                                    360                75.24                  707
Pennsylvania                                              360                76.20                  692
Rhode Island                                              360                71.72                  696
South Carolina                                            360                77.62                  704
Tennessee                                                 360                65.08                  720
Texas                                                     360                78.80                  706
Utah                                                      360                76.38                  721
Virginia                                                  360                72.88                  696
Washington                                                359                75.69                  716
Wisconsin                                                 359                80.39                  728
                Wyoming                                   360                80.00                  781
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.38                  704


                     [LOGO OMITTED] RBS Greenwich Capital)

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Gross Margin                                       # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
 2.000 - 2.499                                            150        58,314,989.49                6.40%                2.483
 2.500 - 2.999                                          1,527       481,672,323.42               52.90%                2.385
 3.000 - 3.499                                            589       160,138,580.21               17.59%                3.263
 3.500 - 3.999                                            752       206,680,445.89               22.70%                2.695
 4.000 - 4.499                                             16         3,660,352.96                0.40%                3.926
 4.500 - 4.999                                              1           108,000.00                0.01%                2.000
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                   3,035       910,574,691.97              100.00%                2.622


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Gross Margin                                             Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
 2.000 - 2.499                                            360                65.86                  719
 2.500 - 2.999                                            360                72.73                  707
 3.000 - 3.499                                            359                72.49                  700
 3.500 - 3.999                                            360                73.29                  695
 4.000 - 4.499                                            359                74.41                  674
 4.500 - 4.999                                            360                80.00                  756
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.38                  704




                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Minimum Interest Rate                              # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
 2.000 - 2.499                                            150        58,314,989.49                6.40%                2.483
 2.500 - 2.999                                          1,527       481,672,323.42               52.90%                2.385
 3.000 - 3.499                                            589       160,138,580.21               17.59%                3.263
 3.500 - 3.999                                            752       206,680,445.89               22.70%                2.695
 4.000 - 4.499                                             16         3,660,352.96                0.40%                3.926
 4.500 - 4.999                                              1           108,000.00                0.01%                2.000
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                   3,035       910,574,691.97              100.00%                2.622


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Minimum Interest Rate                                    Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
 2.000 - 2.499                                            360                65.86                  719
 2.500 - 2.999                                            360                72.73                  707
 3.000 - 3.499                                            359                72.49                  700
 3.500 - 3.999                                            360                73.29                  695
 4.000 - 4.499                                            359                74.41                  674
 4.500 - 4.999                                            360                80.00                  756
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.38                  704




                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Maximum Interest Rate                              # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
 8.500 - 8.999                                              7         2,549,999.33                0.28%                4.573
 9.500 - 9.999                                          3,028       908,024,692.64               99.72%                2.616
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                   3,035       910,574,691.97              100.00%                2.622


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Maximum Interest Rate                                    Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
 8.500 - 8.999                                            358                72.14                  701
 9.500 - 9.999                                            360                72.39                  704
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.38                  704



                                                                 Current Principal     Pct by Curr Prin     Weighted Average
 Neg Amort Limit                                   # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
110.000                                                 3,035       910,574,691.97              100.00%                2.622
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                   3,035       910,574,691.97              100.00%                2.622


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
 Neg Amort Limit                                         Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
110.000                                                   360                72.38                  704
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.38                  704



                                                                              21
                     [LOGO OMITTED] RBS Greenwich Capital)

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                       Group I Mortgage Loan Statistics
                            As of the Cut-off Date


                                                                                        Minimum                     Maximum
                                                                                        -------                     -------
Scheduled Principal Balance                            $504,296,993                     $49,881                    $504,000
Average Scheduled Principal Balance                        $228,602
Number of Mortgage Loans                                      2,206

Weighted Average Gross Coupon                                2.616%                      1.000%                      6.496%
Weighted Average FICO Score                                     703                         620                         817
Weighted Average Combined Original LTV                       72.50%                      15.10%                      95.00%

Weighted Average Original Term                           360 months                  360 months                  360 months
Weighted Average Stated Remaining Term                   360 months                  355 months                  360 months
Weighted Average Seasoning                               0   months                  0   months                  5   months

Weighted Average Gross Margin                                3.098%                      2.000%                      4.550%
Weighted Average Minimum Interest Rate                       3.098%                      2.000%                      4.550%
Weighted Average Maximum Interest Rate                       9.947%                      8.950%                      9.950%


Weighted Average Months to Roll                          1   months                  1   months                  1   months

Weighted Average Neg Am Limit                                  110%                        110%                        110%
Weighted Average Payment Cap                                 7.500%                      7.500%                      7.500%
Weighted Average Recast                                   60 months                   60 months                   60 months

Maturity Date                                                                       Nov  1 2034                 Apr  1 2035
Maximum Zip Code Concentration                                0.41%                       95758


ARM                                                100.00%  Cash Out Refinance                               63.89%
                                                            Purchase                                         19.94%
1 YR MTA Neg Am                                    100.00%  Rate/Term Refinance                              16.17%

Not Interest Only                                  100.00%  Single Family                                    64.32%
                                                            PUD                                              17.38%
Prepay Penalty:  0 months                            7.97%  Condominium                                      10.21%
Prepay Penalty: 12 months                            5.63%  Two-Four Family                                   7.04%
Prepay Penalty: 24 months                            2.19%  Townhouse                                         1.06%
Prepay Penalty: 36 months                           84.21%
                                                            Primary                                          91.98%
First Lien                                         100.00%  Investor                                          6.08%
                                                            Second Home                                       1.93%
Stated Documentation                                56.84%
No Income / No Asset                                20.91%  Top 5 States:
Full/Alternate                                      19.77%  California                                       38.16%
Fast Forward                                         2.47%  Florida                                          12.84%
                                                            New Jersey                                        7.88%
                                                            New York                                          4.57%
                                                            Virginia                                          3.09%

                                                                              22
                     [LOGO OMITTED] RBS Greenwich Capital)

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                  Current Principal     Pct by Curr Prin     Weighted Average
Current Principal Balance                           # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
        0.01 -    50,000.00                                  4           199,880.85                0.04%                3.072
   50,000.01 -   100,000.00                                 82         6,909,445.00                1.37%                2.084
  100,000.01 -   150,000.00                                339        43,815,951.29                8.69%                2.309
  150,000.01 -   200,000.00                                440        77,745,710.09               15.42%                2.598
  200,000.01 -   250,000.00                                438        98,933,102.90               19.62%                2.671
  250,000.01 -   300,000.00                                458       126,528,599.21               25.09%                2.605
  300,000.01 -   350,000.00                                352       114,889,604.54               22.78%                2.772
  350,000.01 -   400,000.00                                 72        26,114,050.00                5.18%                2.548
  400,000.01 -   450,000.00                                 17         7,256,349.11                1.44%                2.208
  450,000.01 -   500,000.00                                  3         1,400,300.37                0.28%                3.521
  500,000.01 -   550,000.00                                  1           504,000.00                0.10%                2.000
----------------------------------------- --------------------- -------------------- -------------------- --------------------
Total                                                    2,206       504,296,993.36              100.00%                2.616


                                              Weighted Average
                                              Stated Remaining     Weighted Average     Weighted Average
Current Principal Balance                                 Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
        0.01 -    50,000.00                                359                31.26                  728
   50,000.01 -   100,000.00                                360                67.29                  711
  100,000.01 -   150,000.00                                360                69.88                  710
  150,000.01 -   200,000.00                                360                71.85                  704
  200,000.01 -   250,000.00                                360                72.07                  701
  250,000.01 -   300,000.00                                360                72.73                  701
  300,000.01 -   350,000.00                                360                74.03                  703
  350,000.01 -   400,000.00                                360                74.96                  695
  400,000.01 -   450,000.00                                360                72.35                  718
  450,000.01 -   500,000.00                                359                69.58                  741
  500,000.01 -   550,000.00                                360                54.19                  767
----------------------------------------- --------------------- -------------------- --------------------
Total                                                      360                72.50                  703



                                                                  Current Principal     Pct by Curr Prin     Weighted Average
Current Gross Rate                                  # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
 1.000 - 1.499                                           1,286       293,715,506.00               58.24%                1.000
 2.000 - 2.499                                             140        26,481,127.00                5.25%                2.000
 4.000 - 4.499                                              11         2,894,513.04                0.57%                4.434
 4.500 - 4.999                                             193        45,566,434.50                9.04%                4.814
 5.000 - 5.499                                             304        71,180,424.55               14.11%                5.167
 5.500 - 5.999                                             238        55,779,762.95               11.06%                5.729
 6.000 - 6.499                                              34         8,679,225.32                1.72%                6.093
----------------------------------------- --------------------- -------------------- -------------------- --------------------
Total                                                    2,206       504,296,993.36              100.00%                2.616


                                              Weighted Average
                                              Stated Remaining     Weighted Average     Weighted Average
Current Gross Rate                                        Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
 1.000 - 1.499                                             360                72.15                  703
 2.000 - 2.499                                             360                78.06                  713
 4.000 - 4.499                                             359                66.16                  703
 4.500 - 4.999                                             359                70.85                  709
 5.000 - 5.499                                             359                73.28                  702
 5.500 - 5.999                                             359                72.45                  695
 6.000 - 6.499                                             359                72.43                  676
----------------------------------------- --------------------- -------------------- --------------------
Total                                                      360                72.50                  703




                                                                  Current Principal     Pct by Curr Prin     Weighted Average
FICO                                                # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
600-624                                                     44        10,186,790.63                2.02%                3.293
625-649                                                    203        46,037,330.82                9.13%                2.558
650-674                                                    391        92,871,622.83               18.42%                2.792
675-699                                                    471       108,975,016.58               21.61%                2.609
700+                                                     1,093       245,042,312.50               48.59%                2.536
None                                                         4         1,183,920.00                0.23%                2.365
----------------------------------------- --------------------- -------------------- -------------------- --------------------
Total                                                    2,206       504,296,993.36              100.00%                2.616


                                              Weighted Average
                                              Stated Remaining     Weighted Average     Weighted Average
FICO                                                      Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
600-624                                                    359                73.28                  622
625-649                                                    360                72.57                  637
650-674                                                    360                72.77                  664
675-699                                                    360                73.33                  687
700+                                                       360                71.95                  740
None                                                       360                80.00                    0
----------------------------------------- --------------------- -------------------- --------------------
Total                                                      360                72.50                  703




                                                                              23
                     [LOGO OMITTED] RBS Greenwich Capital)

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                  Current Principal     Pct by Curr Prin     Weighted Average
Combined Original LTV                               # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
  0.01- 49.99                                              150        27,084,746.59                5.37%                2.450
 50.00- 54.99                                               60        13,410,656.14                2.66%                2.887
 55.00- 59.99                                               88        20,752,428.81                4.12%                2.552
 60.00- 64.99                                              152        34,678,722.19                6.88%                2.426
 65.00- 69.99                                              149        35,379,435.44                7.02%                2.412
 70.00- 74.99                                              317        72,815,136.85               14.44%                3.065
 75.00- 79.99                                              516       121,316,212.92               24.06%                2.646
 80.00                                                     719       168,916,132.42               33.50%                2.492
 80.01- 84.99                                                5         1,357,500.00                0.27%                3.320
 85.00- 89.99                                               15         2,377,500.00                0.47%                2.281
 90.00- 94.99                                               22         4,009,016.00                0.79%                2.844
 95.00- 99.99                                               13         2,199,506.00                0.44%                2.311
----------------------------------------- --------------------- -------------------- -------------------- --------------------
Total                                                    2,206       504,296,993.36              100.00%                2.616


                                              Weighted Average
                                              Stated Remaining     Weighted Average     Weighted Average
Combined Original LTV                                     Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
  0.01- 49.99                                              360                41.25                  723
 50.00- 54.99                                              360                52.77                  720
 55.00- 59.99                                              360                57.46                  709
 60.00- 64.99                                              360                62.39                  704
 65.00- 69.99                                              360                67.73                  703
 70.00- 74.99                                              360                72.27                  695
 75.00- 79.99                                              360                76.80                  697
 80.00                                                     360                80.00                  706
 80.01- 84.99                                              360                82.88                  678
 85.00- 89.99                                              360                86.65                  680
 90.00- 94.99                                              360                91.25                  699
 95.00- 99.99                                              360                95.00                  701
----------------------------------------- --------------------- -------------------- --------------------
Total                                                      360                72.50                  703



                                                                  Current Principal     Pct by Curr Prin     Weighted Average
Original Term (months)                              # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
360                                                      2,206       504,296,993.36              100.00%                2.616
----------------------------------------- --------------------- -------------------- -------------------- --------------------
Total                                                    2,206       504,296,993.36              100.00%                2.616


                                              Weighted Average
                                              Stated Remaining     Weighted Average     Weighted Average
Original Term (months)                                    Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
360                                                        360                72.50                  703
----------------------------------------- --------------------- -------------------- --------------------
Total                                                      360                72.50                  703



                                                                  Current Principal     Pct by Curr Prin     Weighted Average
Stated Remaining Term (months)                      # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
355-357                                                     13         3,986,962.40                0.79%                5.222
358-360                                                  2,193       500,310,030.96               99.21%                2.595
----------------------------------------- --------------------- -------------------- -------------------- --------------------
Total                                                    2,206       504,296,993.36              100.00%                2.616


                                              Weighted Average
                                              Stated Remaining     Weighted Average     Weighted Average
Stated Remaining Term (months)                            Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
355-357                                                    356                70.45                  690
358-360                                                    360                72.52                  703
----------------------------------------- --------------------- -------------------- --------------------
Total                                                      360                72.50                  703



                                                                  Current Principal     Pct by Curr Prin     Weighted Average
Debt Ratio                                          # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
 0.01 -20.00                                               107        20,896,949.90                4.14%                2.618
20.01 -25.00                                               169        35,265,012.10                6.99%                2.835
25.01 -30.00                                               310        68,598,464.85               13.60%                2.364
30.01 -35.00                                               564       134,050,292.63               26.58%                2.653
35.01 -40.00                                               588       139,487,932.47               27.66%                2.521
40.01 -45.00                                                 2           271,100.00                0.05%                3.231
50.01 -55.00                                                 1           263,160.00                0.05%                2.000
None                                                       465       105,464,081.41               20.91%                2.782
----------------------------------------- --------------------- -------------------- -------------------- --------------------
Total                                                    2,206       504,296,993.36              100.00%                2.616


                                              Weighted Average
                                              Stated Remaining     Weighted Average     Weighted Average
Debt Ratio                                                Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
 0.01 -20.00                                               360                69.36                  712
20.01 -25.00                                               360                72.78                  707
25.01 -30.00                                               360                72.96                  704
30.01 -35.00                                               360                74.28                  699
35.01 -40.00                                               360                76.04                  694
40.01 -45.00                                               360                67.09                  736
50.01 -55.00                                               360                90.00                  766
None                                                       360                65.76                  715
----------------------------------------- --------------------- -------------------- --------------------
Total                                                      360                72.50                  703


                                                                              24
                     [LOGO OMITTED] RBS Greenwich Capital)

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                  Current Principal     Pct by Curr Prin     Weighted Average
FRM/ARM                                             # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
ARM                                                      2,206       504,296,993.36              100.00%                2.616
----------------------------------------- --------------------- -------------------- -------------------- --------------------
Total                                                    2,206       504,296,993.36              100.00%                2.616


                                              Weighted Average
                                              Stated Remaining     Weighted Average     Weighted Average
FRM/ARM                                                   Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
ARM                                                        360                72.50                  703
----------------------------------------- --------------------- -------------------- --------------------
Total                                                      360                72.50                  703



                                                                  Current Principal     Pct by Curr Prin     Weighted Average
Product                                             # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
1 YR MTA Neg Am                                          2,206       504,296,993.36              100.00%                2.616
----------------------------------------- --------------------- -------------------- -------------------- --------------------
Total                                                    2,206       504,296,993.36              100.00%                2.616


                                              Weighted Average
                                              Stated Remaining     Weighted Average     Weighted Average
Product                                                   Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
1 YR MTA Neg Am                                            360                72.50                  703
----------------------------------------- --------------------- -------------------- --------------------
Total                                                      360                72.50                  703



                                                                  Current Principal     Pct by Curr Prin     Weighted Average
Silent 2nd                                          # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
No Silent Second                                         1,815       413,827,996.92               82.06%                2.659
Silent Second                                              391        90,468,996.44               17.94%                2.416
----------------------------------------- --------------------- -------------------- -------------------- --------------------
Total                                                    2,206       504,296,993.36              100.00%                2.616


                                              Weighted Average
                                              Stated Remaining     Weighted Average     Weighted Average
Silent 2nd                                                Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
No Silent Second                                           360                71.58                  702
Silent Second                                              360                76.74                  708
----------------------------------------- --------------------- -------------------- --------------------
Total                                                      360                72.50                  703



Prepayment Penalty Original Term                                  Current Principal     Pct by Curr Prin     Weighted Average
(months)                                            # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Prepay Penalty:  0 months                                  174        40,188,418.79                7.97%                2.697
Prepay Penalty: 12 months                                  116        28,375,752.01                5.63%                2.784
Prepay Penalty: 24 months                                   46        11,044,770.00                2.19%                2.239
Prepay Penalty: 36 months                                1,870       424,688,052.56               84.21%                2.607
----------------------------------------- --------------------- -------------------- -------------------- --------------------
Total                                                    2,206       504,296,993.36              100.00%                2.616


                                              Weighted Average
Prepayment Penalty Original Term              Stated Remaining     Weighted Average     Weighted Average
(months)                                                  Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
Prepay Penalty:  0 months                                  360                70.85                  701
Prepay Penalty: 12 months                                  359                71.08                  706
Prepay Penalty: 24 months                                  360                73.61                  709
Prepay Penalty: 36 months                                  360                72.73                  703
----------------------------------------- --------------------- -------------------- --------------------
Total                                                      360                72.50                  703



                                                                  Current Principal     Pct by Curr Prin     Weighted Average
Lien                                                # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
First Lien                                               2,206       504,296,993.36              100.00%                2.616
----------------------------------------- --------------------- -------------------- -------------------- --------------------
Total                                                    2,206       504,296,993.36              100.00%                2.616


                                              Weighted Average
                                              Stated Remaining     Weighted Average     Weighted Average
Lien                                                      Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
First Lien                                                 360                72.50                  703
----------------------------------------- --------------------- -------------------- --------------------
Total                                                      360                72.50                  703



                                                                              25
                     [LOGO OMITTED] RBS Greenwich Capital)

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                  Current Principal     Pct by Curr Prin     Weighted Average
Documentation Type                                  # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Stated Documentation                                     1,198       286,651,014.13               56.84%                2.604
No Income / No Asset                                       465       105,464,081.41               20.91%                2.782
Full/Alternate                                             482        99,703,201.95               19.77%                2.527
Fast Forward                                                61        12,478,695.87                2.47%                2.184
----------------------------------------- --------------------- -------------------- -------------------- --------------------
Total                                                    2,206       504,296,993.36              100.00%                2.616


                                              Weighted Average
                                              Stated Remaining     Weighted Average     Weighted Average
Documentation Type                                        Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
Stated Documentation                                       360                73.68                  697
No Income / No Asset                                       360                65.76                  715
Full/Alternate                                             360                76.88                  701
Fast Forward                                               360                67.56                  754
----------------------------------------- --------------------- -------------------- --------------------
Total                                                      360                72.50                  703




                                                                  Current Principal     Pct by Curr Prin     Weighted Average
Loan Purpose                                        # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Cash Out Refinance                                       1,388       322,204,415.71               63.89%                2.685
Purchase                                                   430       100,562,700.89               19.94%                2.497
Rate/Term Refinance                                        388        81,529,876.76               16.17%                2.487
----------------------------------------- --------------------- -------------------- -------------------- --------------------
Total                                                    2,206       504,296,993.36              100.00%                2.616


                                              Weighted Average
                                              Stated Remaining     Weighted Average     Weighted Average
Loan Purpose                                              Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
Cash Out Refinance                                         360                70.57                  698
Purchase                                                   360                78.30                  716
Rate/Term Refinance                                        360                73.01                  704
----------------------------------------- --------------------- -------------------- --------------------
Total                                                      360                72.50                  703



                                                                  Current Principal     Pct by Curr Prin     Weighted Average
Property Type                                       # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Single Family                                            1,437       324,358,591.14               64.32%                2.656
PUD                                                        373        87,628,263.91               17.38%                2.547
Condominium                                                243        51,481,886.41               10.21%                2.597
Two-Four Family                                            125        35,478,908.90                7.04%                2.518
Townhouse                                                   28         5,349,343.00                1.06%                2.144
----------------------------------------- --------------------- -------------------- -------------------- --------------------
Total                                                    2,206       504,296,993.36              100.00%                2.616


                                              Weighted Average
                                              Stated Remaining     Weighted Average     Weighted Average
Property Type                                             Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
Single Family                                              360                72.10                  699
PUD                                                        360                73.97                  711
Condominium                                                360                74.90                  711
Two-Four Family                                            360                69.37                  707
Townhouse                                                  360                70.34                  700
----------------------------------------- --------------------- -------------------- --------------------
Total                                                      360                72.50                  703


                                                                  Current Principal     Pct by Curr Prin     Weighted Average
Occupancy Status                                    # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Primary                                                  2,003       463,875,352.99               91.98%                2.587
Investor                                                   155        30,679,527.37                6.08%                3.244
Second Home                                                 48         9,742,113.00                1.93%                2.030
----------------------------------------- --------------------- -------------------- -------------------- --------------------
Total                                                    2,206       504,296,993.36              100.00%                2.616


                                              Weighted Average
                                              Stated Remaining     Weighted Average     Weighted Average
Occupancy Status                                          Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
Primary                                                    360                72.62                  701
Investor                                                   360                70.94                  720
Second Home                                                360                71.94                  734
----------------------------------------- --------------------- -------------------- --------------------
Total                                                      360                72.50                  703




                                                                              26
                     [LOGO OMITTED] RBS Greenwich Capital)

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                  Current Principal     Pct by Curr Prin     Weighted Average
State                                               # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Alabama                                                      4           476,200.00                0.09%                3.050
Alaska                                                       3           727,200.00                0.14%                1.724
Arizona                                                     49         9,446,568.00                1.87%                2.813
California                                                 744       192,457,610.32               38.16%                3.172
Colorado                                                    74        14,676,720.00                2.91%                2.337
Connecticut                                                 29         7,022,425.00                1.39%                2.214
Delaware                                                     8         1,649,250.00                0.33%                3.233
District of Columbia                                         1           404,000.00                0.08%                1.000
Florida                                                    325        64,749,312.64               12.84%                2.323
Georgia                                                     25         4,733,405.00                0.94%                2.332
Hawaii                                                      13         5,025,585.37                1.00%                2.941
Idaho                                                        4           855,210.00                0.17%                2.607
Illinois                                                    53        11,912,570.00                2.36%                2.052
Indiana                                                      5           699,087.66                0.14%                3.375
Iowa                                                         2           320,000.00                0.06%                3.409
Kansas                                                      11         2,011,950.00                0.40%                1.719
Kentucky                                                     1            82,500.00                0.02%                1.000
Louisiana                                                    7         1,499,000.00                0.30%                2.302
Maine                                                        2           227,975.00                0.05%                2.922
Maryland                                                    52        12,016,207.20                2.38%                2.971
Massachusetts                                               41        10,905,435.26                2.16%                2.038
Michigan                                                    52         8,935,660.00                1.77%                2.371
Minnesota                                                   49         9,543,410.00                1.89%                2.268
Mississippi                                                  1           350,000.00                0.07%                1.000
Missouri                                                    18         3,104,530.00                0.62%                2.061
Montana                                                      3           563,960.00                0.11%                1.000
Nebraska                                                     5           814,200.00                0.16%                1.321
Nevada                                                      63        14,865,139.00                2.95%                1.991
New Hampshire                                                5           938,750.00                0.19%                1.140
New Jersey                                                 166        39,737,839.91                7.88%                2.034
New Mexico                                                   6         1,087,763.34                0.22%                3.762
New York                                                    84        23,022,356.82                4.57%                1.794
North Carolina                                               7         1,474,700.00                0.29%                1.460
North Dakota                                                 3           315,200.00                0.06%                2.000
Ohio                                                        28         4,275,290.00                0.85%                2.354
Oklahoma                                                     1            55,000.00                0.01%                1.000
Oregon                                                      19         4,466,232.96                0.89%                1.518
Pennsylvania                                                25         4,351,367.00                0.86%                2.465
Rhode Island                                                21         4,075,200.00                0.81%                1.911
South Carolina                                              13         2,033,266.00                0.40%                1.675
Tennessee                                                    3           499,600.00                0.10%                3.624
Texas                                                       34         5,882,631.01                1.17%                2.302
Utah                                                        25         5,051,200.00                1.00%                2.779
Virginia                                                    65        15,591,613.91                3.09%                2.512
Washington                                                  49        10,073,171.96                2.00%                2.935
Wisconsin                                                    7         1,181,900.00                0.23%                3.305
Wyoming                                                      1           108,800.00                0.02%                1.000
----------------------------------------- --------------------- -------------------- -------------------- --------------------
Total                                                    2,206       504,296,993.36              100.00%                2.616


                                              Weighted Average
                                              Stated Remaining     Weighted Average     Weighted Average
State                                                     Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
Alabama                                                    360                58.34                  681
Alaska                                                     360                78.31                  715
Arizona                                                    360                75.97                  708
California                                                 359                69.85                  701
Colorado                                                   360                74.22                  723
Connecticut                                                360                72.23                  697
Delaware                                                   360                78.62                  687
District of Columbia                                       360                80.00                  693
Florida                                                    360                74.77                  705
Georgia                                                    360                79.09                  692
Hawaii                                                     359                74.37                  717
Idaho                                                      360                78.89                  736
Illinois                                                   360                75.89                  689
Indiana                                                    359                68.84                  722
Iowa                                                       360                76.26                  769
Kansas                                                     360                77.86                  706
Kentucky                                                   360                75.00                  638
Louisiana                                                  360                79.74                  714
Maine                                                      359                69.54                  664
Maryland                                                   360                74.39                  692
Massachusetts                                              360                73.20                  699
Michigan                                                   360                76.41                  703
Minnesota                                                  360                75.15                  706
Mississippi                                                360                53.85                  784
Missouri                                                   360                80.62                  707
Montana                                                    360                79.04                  709
Nebraska                                                   360                82.45                  746
Nevada                                                     360                74.25                  712
New Hampshire                                              360                56.93                  734
New Jersey                                                 360                71.99                  701
New Mexico                                                 359                75.51                  709
New York                                                   360                68.34                  692
North Carolina                                             360                81.56                  709
North Dakota                                               360                80.00                  708
Ohio                                                       360                75.80                  702
Oklahoma                                                   360                61.11                  726
Oregon                                                     360                74.32                  700
Pennsylvania                                               360                76.16                  698
Rhode Island                                               360                71.72                  699
South Carolina                                             360                78.51                  696
Tennessee                                                  359                82.51                  711
Texas                                                      360                78.55                  713
Utah                                                       360                76.44                  725
Virginia                                                   360                73.18                  699
Washington                                                 360                75.38                  715
Wisconsin                                                  359                80.39                  728
Wyoming                                                    360                80.00                  781
----------------------------------------- --------------------- -------------------- --------------------
Total                                                      360                72.50                  703



                                                                              27
                     [LOGO OMITTED] RBS Greenwich Capital)

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                  Current Principal     Pct by Curr Prin     Weighted Average
Gross Margin                                        # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
 2.000 - 2.499                                              86        20,296,654.30                4.02%                2.395
 2.500 - 2.999                                           1,032       241,175,076.55               47.82%                2.329
 3.000 - 3.499                                             471       105,173,644.66               20.86%                3.222
 3.500 - 3.999                                             601       134,371,264.89               26.65%                2.648
 4.000 - 4.499                                              15         3,172,352.96                0.63%                4.376
 4.500 - 4.999                                               1           108,000.00                0.02%                2.000
----------------------------------------- --------------------- -------------------- -------------------- --------------------
Total                                                    2,206       504,296,993.36              100.00%                2.616


                                              Weighted Average
                                              Stated Remaining     Weighted Average     Weighted Average
Gross Margin                                              Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
 2.000 - 2.499                                             359                66.01                  715
 2.500 - 2.999                                             360                72.89                  707
 3.000 - 3.499                                             359                72.06                  701
 3.500 - 3.999                                             360                73.11                  695
 4.000 - 4.499                                             359                73.55                  663
 4.500 - 4.999                                             360                80.00                  756
----------------------------------------- --------------------- -------------------- --------------------
Total                                                      360                72.50                  703



                                                                  Current Principal     Pct by Curr Prin     Weighted Average
Minimum Interest Rate                               # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
 2.000 - 2.499                                              86        20,296,654.30                4.02%                2.395
 2.500 - 2.999                                           1,032       241,175,076.55               47.82%                2.329
 3.000 - 3.499                                             471       105,173,644.66               20.86%                3.222
 3.500 - 3.999                                             601       134,371,264.89               26.65%                2.648
 4.000 - 4.499                                              15         3,172,352.96                0.63%                4.376
 4.500 - 4.999                                               1           108,000.00                0.02%                2.000
----------------------------------------- --------------------- -------------------- -------------------- --------------------
Total                                                    2,206       504,296,993.36              100.00%                2.616


                                              Weighted Average
                                              Stated Remaining     Weighted Average     Weighted Average
Minimum Interest Rate                                     Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
 2.000 - 2.499                                             359                66.01                  715
 2.500 - 2.999                                             360                72.89                  707
 3.000 - 3.499                                             359                72.06                  701
 3.500 - 3.999                                             360                73.11                  695
 4.000 - 4.499                                             359                73.55                  663
 4.500 - 4.999                                             360                80.00                  756
----------------------------------------- --------------------- -------------------- --------------------
Total                                                      360                72.50                  703



                                                                  Current Principal     Pct by Curr Prin     Weighted Average
Maximum Interest Rate                               # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
 8.500 - 8.999                                               5         1,303,874.14                0.26%                4.524
 9.500 - 9.999                                           2,201       502,993,119.22               99.74%                2.611
----------------------------------------- --------------------- -------------------- -------------------- --------------------
Total                                                    2,206       504,296,993.36              100.00%                2.616


                                              Weighted Average
                                              Stated Remaining     Weighted Average     Weighted Average
Maximum Interest Rate                                     Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
 8.500 - 8.999                                             359                76.48                  704
 9.500 - 9.999                                             360                72.49                  703
----------------------------------------- --------------------- -------------------- --------------------
Total                                                      360                72.50                  703



                                                                  Current Principal     Pct by Curr Prin     Weighted Average
Neg Amort Limit                                     # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
110.000                                                  2,206       504,296,993.36              100.00%                2.616
----------------------------------------- --------------------- -------------------- -------------------- --------------------
Total                                                    2,206       504,296,993.36              100.00%                2.616

                                              Weighted Average
                                              Stated Remaining     Weighted Average     Weighted Average
Neg Amort Limit                                           Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
110.000                                                    360                72.50                  703
----------------------------------------- --------------------- -------------------- --------------------
Total                                                      360                72.50                  703




                                                                              28
                     [LOGO OMITTED] RBS Greenwich Capital)

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                       Group II Mortgage Loan Statistics
                            As of the Cut-off Date

                                                                                Minimum             Maximum
                                                                                -------             -------
Scheduled Principal Balance                             $406,277,699           $359,328          $2,100,000
Average Scheduled Principal Balance                         $490,082
Number of Mortgage Loans                                         829

Weighted Average Gross Coupon                                 2.630%             1.000%              6.021%
Weighted Average FICO Score                                      705                621                 813
Weighted Average Combined Original LTV                        72.24%             22.30%              89.29%

Weighted Average Original Term                            360 months         360 months          360 months
Weighted Average Stated Remaining Term                    360 months         349 months          360 months
Weighted Average Seasoning                                0   months         0   months          11  months

Weighted Average Gross Margin                                 2.940%             2.000%              4.125%
Weighted Average Minimum Interest Rate                        2.940%             2.000%              4.125%
Weighted Average Maximum Interest Rate                        9.947%             8.950%              9.950%


Weighted Average Months to Roll                           1   months         1   months          1   months

Weighted Average Neg Am Limit                                   110%               110%                110%
Weighted Average Payment Cap                                  7.500%             7.500%              7.500%
Weighted Average Recast                                    60 months          60 months           60 months

Maturity Date                                                               May  1 2034         Apr  1 2035
Maximum Zip Code Concentration                                 1.61%              92677

ARM                                                 100.00%  Cash Out Refinance                                 65.68%
                                                             Purchase                                           22.05%
1 YR MTA Neg Am                                     100.00%  Rate/Term Refinance                                12.27%

Not Interest Only                                   100.00%  Single Family                                      66.94%
                                                             PUD                                                24.11%
Prepay Penalty:  0 months                            13.42%  Condominium                                         5.55%
Prepay Penalty: 12 months                            10.73%  Two-Four Family                                     2.89%
Prepay Penalty: 24 months                             3.44%  Townhouse                                           0.52%
Prepay Penalty: 36 months                            72.41%
                                                             Primary                                            98.02%
First Lien                                          100.00%  Investor                                            1.51%
                                                             Second Home                                         0.47%
Stated Documentation                                 65.80%
No Income / No Asset                                 17.84%  Top 5 States:
Full/Alternate                                       14.45%  California                                         65.45%
Fast Forward                                          1.91%  Florida                                             6.42%
                                                             New Jersey                                          4.19%
                                                             New York                                            4.16%
                                                             Virginia                                            3.84%


                                                                              29
                     [LOGO OMITTED] RBS Greenwich Capital)

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Current Principal Balance                          # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
  350,000.01 -   400,000.00                               250        95,386,687.47               23.48%                2.716
  400,000.01 -   450,000.00                               173        73,954,286.92               18.20%                2.705
  450,000.01 -   500,000.00                               151        72,330,690.00               17.80%                2.408
  500,000.01 -   550,000.00                                76        39,699,204.00                9.77%                2.804
  550,000.01 -   600,000.00                                65        37,752,270.00                9.29%                2.692
  600,000.01 -   650,000.00                                53        33,848,952.00                8.33%                2.582
  650,000.01 -   700,000.00                                10         6,877,750.00                1.69%                1.877
  700,000.01 -   750,000.00                                16        11,754,564.89                2.89%                1.976
  750,000.01 -   800,000.00                                 5         3,923,000.00                0.97%                1.768
  800,000.01 -   850,000.00                                10         8,264,650.00                2.03%                3.464
  850,000.01 -   900,000.00                                 3         2,642,000.00                0.65%                2.497
  900,000.01 -   950,000.00                                 3         2,777,843.33                0.68%                2.209
  950,000.01 - 1,000,000.00                                 8         7,971,300.00                1.96%                3.344
1,000,000.01+                                               6         9,094,500.00                2.24%                2.592
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                     829       406,277,698.61              100.00%                2.630


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Current Principal Balance                                Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
  350,000.01 -   400,000.00                               360                73.43                  709
  400,000.01 -   450,000.00                               360                73.98                  699
  450,000.01 -   500,000.00                               360                74.59                  699
  500,000.01 -   550,000.00                               360                74.88                  702
  550,000.01 -   600,000.00                               360                73.74                  701
  600,000.01 -   650,000.00                               360                71.85                  692
  650,000.01 -   700,000.00                               360                56.87                  705
  700,000.01 -   750,000.00                               360                66.03                  725
  750,000.01 -   800,000.00                               360                63.77                  683
  800,000.01 -   850,000.00                               359                66.11                  707
  850,000.01 -   900,000.00                               360                56.84                  742
  900,000.01 -   950,000.00                               359                56.44                  726
  950,000.01 - 1,000,000.00                               359                61.36                  748
1,000,000.01+                                             360                58.11                  751
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.24                  705



                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Current Gross Rate                                 # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
 1.000 - 1.499                                            491       241,099,562.00               59.34%                1.000
 2.000 - 2.499                                             13         5,789,150.00                1.42%                2.000
 4.000 - 4.499                                             14         8,821,965.19                2.17%                4.414
 4.500 - 4.999                                            123        62,667,640.12               15.42%                4.813
 5.000 - 5.499                                            109        49,694,866.30               12.23%                5.138
 5.500 - 5.999                                             73        35,773,265.00                8.81%                5.734
 6.000 - 6.499                                              6         2,431,250.00                0.60%                6.021
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                     829       406,277,698.61              100.00%                2.630


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Current Gross Rate                                       Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
 1.000 - 1.499                                            360                71.92                  705
 2.000 - 2.499                                            360                69.24                  720
 4.000 - 4.499                                            359                69.06                  703
 4.500 - 4.999                                            359                70.75                  713
 5.000 - 5.499                                            359                75.24                  698
 5.500 - 5.999                                            359                73.90                  698
 6.000 - 6.499                                            359                74.21                  697
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.24                  705



                                                                 Current Principal     Pct by Curr Prin     Weighted Average
FICO                                               # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
600-624                                                    15         7,278,750.00                1.79%                3.116
625-649                                                    68        32,775,553.00                8.07%                2.558
650-674                                                   162        77,754,174.19               19.14%                2.691
675-699                                                   185        89,665,207.00               22.07%                2.613
700+                                                      399       198,804,014.42               48.93%                2.607
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                     829       406,277,698.61              100.00%                2.630


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
FICO                                                     Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
600-624                                                   359                70.84                  622
625-649                                                   360                74.38                  639
650-674                                                   360                73.40                  664
675-699                                                   360                73.89                  686
700+                                                      360                70.73                  742
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.24                  705




                                                                              30
                     [LOGO OMITTED] RBS Greenwich Capital)

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Combined Original LTV                              # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
  0.01- 49.99                                              29        16,996,250.00                4.18%                2.278
 50.00- 54.99                                              24        14,180,500.00                3.49%                2.392
 55.00- 59.99                                              28        15,736,243.33                3.87%                2.594
 60.00- 64.99                                              35        20,164,000.00                4.96%                2.680
 65.00- 69.99                                              88        46,627,712.70               11.48%                2.485
 70.00- 74.99                                             139        69,168,505.35               17.02%                2.598
 75.00- 79.99                                             215       100,920,736.23               24.84%                2.666
 80.00                                                    269       121,529,501.00               29.91%                2.739
 80.01- 84.99                                               1           454,250.00                0.11%                2.000
 85.00- 89.99                                               1           500,000.00                0.12%                4.871
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                     829       406,277,698.61              100.00%                2.630


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Combined Original LTV                                    Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
  0.01- 49.99                                             360                40.82                  731
 50.00- 54.99                                             360                52.58                  723
 55.00- 59.99                                             359                57.19                  710
 60.00- 64.99                                             360                62.94                  718
 65.00- 69.99                                             360                67.76                  707
 70.00- 74.99                                             360                72.25                  704
 75.00- 79.99                                             360                77.07                  697
 80.00                                                    360                80.00                  702
 80.01- 84.99                                             360                83.35                  678
 85.00- 89.99                                             359                89.29                  644
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.24                  705



                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Original Term (months)                             # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
360                                                       829       406,277,698.61              100.00%                2.630
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                     829       406,277,698.61              100.00%                2.630


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Original Term (months)                                   Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
360                                                       360                72.24                  705
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.24                  705



                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Stated Remaining Term (months)                     # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
301-354                                                     1           359,328.27                0.09%                5.021
355-357                                                     3         1,679,065.55                0.41%                4.883
358-360                                                   825       404,239,304.79               99.50%                2.618
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                     829       406,277,698.61              100.00%                2.630


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Stated Remaining Term (months)                           Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
301-354                                                   349                78.26                  693
355-357                                                   356                66.03                  712
358-360                                                   360                72.26                  705
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.24                  705



                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Debt Ratio                                         # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
 0.01 -20.00                                               23        13,039,643.33                3.21%                2.245
20.01 -25.00                                               40        18,275,856.27                4.50%                2.570
25.01 -30.00                                               88        43,798,274.74               10.78%                2.509
30.01 -35.00                                              215       105,896,933.00               26.07%                2.636
35.01 -40.00                                              305       151,831,892.46               37.37%                2.637
40.01 -45.00                                                2           972,500.00                0.24%                5.034
None                                                      156        72,462,598.81               17.84%                2.730
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                     829       406,277,698.61              100.00%                2.630


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Debt Ratio                                               Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
 0.01 -20.00                                              359                66.30                  724
20.01 -25.00                                              359                74.04                  709
25.01 -30.00                                              360                71.90                  703
30.01 -35.00                                              360                72.71                  708
35.01 -40.00                                              360                74.70                  695
40.01 -45.00                                              359                79.06                  762
None                                                      360                67.10                  716
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.24                  705


                                                                              31
                     [LOGO OMITTED] RBS Greenwich Capital)

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                 Current Principal     Pct by Curr Prin     Weighted Average
FRM/ARM                                            # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
ARM                                                       829       406,277,698.61              100.00%                2.630
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                     829       406,277,698.61              100.00%                2.630


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
FRM/ARM                                                  Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
ARM                                                       360                72.24                  705
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.24                  705



                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Product                                            # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
1 YR MTA Neg Am                                           829       406,277,698.61              100.00%                2.630
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                     829       406,277,698.61              100.00%                2.630


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Product                                                  Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
1 YR MTA Neg Am                                           360                72.24                  705
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.24                  705



                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Silent 2nd                                         # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
No Silent Second                                          683       332,711,874.69               81.89%                2.696
Silent Second                                             146        73,565,823.92               18.11%                2.327
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                     829       406,277,698.61              100.00%                2.630


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Silent 2nd                                               Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
No Silent Second                                          360                71.98                  703
Silent Second                                             360                73.40                  710
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.24                  705



Prepayment Penalty Original Term                                 Current Principal     Pct by Curr Prin     Weighted Average
(months)                                           # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Prepay Penalty:  0 months                                 108        54,522,985.07               13.42%                2.259
Prepay Penalty: 12 months                                  80        43,577,393.81               10.73%                3.049
Prepay Penalty: 24 months                                  30        13,979,845.00                3.44%                2.035
Prepay Penalty: 36 months                                 611       294,197,474.73               72.41%                2.664
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                     829       406,277,698.61              100.00%                2.630


                                             Weighted Average
Prepayment Penalty Original Term             Stated Remaining     Weighted Average     Weighted Average
(months)                                                 Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
Prepay Penalty:  0 months                                 360                71.98                  702
Prepay Penalty: 12 months                                 359                71.47                  710
Prepay Penalty: 24 months                                 360                72.92                  706
Prepay Penalty: 36 months                                 360                72.36                  704
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.24                  705



                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Lien                                               # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
First Lien                                                829       406,277,698.61              100.00%                2.630
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                     829       406,277,698.61              100.00%                2.630


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Lien                                                     Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
First Lien                                                360                72.24                  705
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.24                  705



                                                                              32
                     [LOGO OMITTED] RBS Greenwich Capital)

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Documentation Type                                 # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Stated Documentation                                      538       267,343,935.86               65.80%                2.567
No Income / No Asset                                      156        72,462,598.81               17.84%                2.730
Full/Alternate                                            118        58,717,663.94               14.45%                2.770
Fast Forward                                               17         7,753,500.00                1.91%                2.767
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                     829       406,277,698.61              100.00%                2.630


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Documentation Type                                       Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
Stated Documentation                                      360                73.43                  701
No Income / No Asset                                      360                67.10                  716
Full/Alternate                                            359                73.67                  699
Fast Forward                                              360                68.12                  753
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.24                  705



                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Loan Purpose                                       # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Cash Out Refinance                                        549       266,845,952.14               65.68%                2.652
Purchase                                                  183        89,572,703.55               22.05%                2.562
Rate/Term Refinance                                        97        49,859,042.92               12.27%                2.628
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                     829       406,277,698.61              100.00%                2.630


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Loan Purpose                                             Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
Cash Out Refinance                                        360                71.15                  701
Purchase                                                  360                77.19                  712
Rate/Term Refinance                                       360                69.15                  711
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.24                  705



                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Property Type                                      # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Single Family                                             564       271,944,036.51               66.94%                2.614
PUD                                                       189        97,970,888.28               24.11%                2.651
Condominium                                                50        22,546,773.82                5.55%                2.971
Two-Four Family                                            21        11,721,250.00                2.89%                2.404
Townhouse                                                   5         2,094,750.00                0.52%                1.215
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                     829       406,277,698.61              100.00%                2.630


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Property Type                                            Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
Single Family                                             360                72.50                  704
PUD                                                       360                71.00                  708
Condominium                                               359                76.07                  697
Two-Four Family                                           360                70.17                  707
Townhouse                                                 360                65.71                  723
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.24                  705



                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Occupancy Status                                   # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Primary                                                   811       398,241,782.06               98.02%                2.631
Investor                                                   14         6,141,986.55                1.51%                2.457
Second Home                                                 4         1,893,930.00                0.47%                2.834
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                     829       406,277,698.61              100.00%                2.630


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Occupancy Status                                         Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
Primary                                                   360                72.32                  704
Investor                                                  360                68.30                  723
Second Home                                               360                67.94                  711
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.24                  705





                                                                              33
                     [LOGO OMITTED] RBS Greenwich Capital)

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                 Current Principal     Pct by Curr Prin     Weighted Average
State                                              # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Arizona                                                    10         5,000,135.67                1.23%                1.750
California                                                541       265,922,147.13               65.45%                2.833
Colorado                                                   12         6,742,840.00                1.66%                1.250
Connecticut                                                 6         2,626,900.00                0.65%                2.891
Florida                                                    54        26,075,282.00                6.42%                1.947
Georgia                                                     8         4,654,250.00                1.15%                1.767
Hawaii                                                      1           605,000.00                0.15%                5.521
Illinois                                                    9         4,790,200.00                1.18%                3.734
Kansas                                                      1           392,000.00                0.10%                1.000
Maine                                                       1           372,000.00                0.09%                1.000
Maryland                                                   21        10,209,321.00                2.51%                2.381
Massachusetts                                              11         6,014,385.00                1.48%                1.842
Michigan                                                    6         2,707,800.00                0.67%                3.777
Minnesota                                                   3         1,638,250.00                0.40%                2.187
Missouri                                                    2           913,500.00                0.22%                3.295
Nevada                                                     16         7,271,450.00                1.79%                2.689
New Jersey                                                 37        17,017,292.70                4.19%                2.454
New York                                                   33        16,897,050.00                4.16%                2.074
North Carolina                                              2         1,004,000.00                0.25%                1.000
Ohio                                                        1           450,000.00                0.11%                1.000
Oregon                                                      2           864,000.00                0.21%                1.000
Pennsylvania                                                5         2,346,750.00                0.58%                2.639
Rhode Island                                                2         1,053,000.00                0.26%                4.074
South Carolina                                              2           790,000.00                0.19%                1.000
Tennessee                                                   1           410,000.00                0.10%                1.000
Texas                                                       3         1,370,200.00                0.34%                3.671
Utah                                                        2           930,000.00                0.23%                1.000
Virginia                                                   33        15,591,990.00                3.84%                2.164
Washington                                                  4         1,617,955.11                0.40%                4.301
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                     829       406,277,698.61              100.00%                2.630


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
State                                                    Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
Arizona                                                   360                74.31                  718
California                                                360                71.97                  709
Colorado                                                  360                71.99                  731
Connecticut                                               360                70.77                  705
Florida                                                   360                73.12                  709
Georgia                                                   360                69.70                  702
Hawaii                                                    359                67.22                  733
Illinois                                                  359                78.18                  687
Kansas                                                    360                80.00                  705
Maine                                                     360                60.00                  715
Maryland                                                  360                72.40                  680
Massachusetts                                             360                63.80                  673
Michigan                                                  359                78.54                  691
Minnesota                                                 360                76.26                  711
Missouri                                                  360                79.10                  666
Nevada                                                    360                73.25                  676
New Jersey                                                360                73.57                  695
New York                                                  360                71.35                  692
North Carolina                                            360                72.05                  644
Ohio                                                      360                70.87                  730
Oregon                                                    360                80.00                  739
Pennsylvania                                              360                76.27                  681
Rhode Island                                              359                71.71                  682
South Carolina                                            360                75.33                  726
Tennessee                                                 360                43.85                  730
Texas                                                     359                79.90                  676
Utah                                                      360                76.06                  697
Virginia                                                  360                72.58                  694
Washington                                                359                77.59                  722
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.24                  705



                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Gross Margin                                       # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
 2.000 - 2.499                                             64        38,018,335.19                9.36%                2.530
 2.500 - 2.999                                            495       240,497,246.87               59.20%                2.440
 3.000 - 3.499                                            118        54,964,935.55               13.53%                3.342
 3.500 - 3.999                                            151        72,309,181.00               17.80%                2.781
 4.000 - 4.499                                              1           488,000.00                0.12%                1.000
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                     829       406,277,698.61              100.00%                2.630


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Gross Margin                                             Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
 2.000 - 2.499                                            360                65.78                  721
 2.500 - 2.999                                            360                72.57                  706
 3.000 - 3.499                                            359                73.33                  699
 3.500 - 3.999                                            360                73.65                  695
 4.000 - 4.499                                            360                80.00                  730
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.24                  705


                                                                              34
                     [LOGO OMITTED] RBS Greenwich Capital)

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Minimum Interest Rate                              # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
 2.000 - 2.499                                             64        38,018,335.19                9.36%                2.530
 2.500 - 2.999                                            495       240,497,246.87               59.20%                2.440
 3.000 - 3.499                                            118        54,964,935.55               13.53%                3.342
 3.500 - 3.999                                            151        72,309,181.00               17.80%                2.781
 4.000 - 4.499                                              1           488,000.00                0.12%                1.000
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                     829       406,277,698.61              100.00%                2.630


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Minimum Interest Rate                                    Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
 2.000 - 2.499                                            360                65.78                  721
 2.500 - 2.999                                            360                72.57                  706
 3.000 - 3.499                                            359                73.33                  699
 3.500 - 3.999                                            360                73.65                  695
 4.000 - 4.499                                            360                80.00                  730
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.24                  705



                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Maximum Interest Rate                              # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
 8.500 - 8.999                                              2         1,246,125.19                0.31%                4.624
 9.500 - 9.999                                            827       405,031,573.42               99.69%                2.623
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                     829       406,277,698.61              100.00%                2.630


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Maximum Interest Rate                                    Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
 8.500 - 8.999                                            358                67.59                  698
 9.500 - 9.999                                            360                72.25                  705
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.24                  705



                                                                 Current Principal     Pct by Curr Prin     Weighted Average
Neg Amort Limit                                    # of Loans              Balance                  Bal         Gross Coupon
----------------------------------------- -------------------- -------------------- -------------------- --------------------
110.000                                                   829       406,277,698.61              100.00%                2.630
----------------------------------------- -------------------- -------------------- -------------------- --------------------
Total                                                     829       406,277,698.61              100.00%                2.630


                                             Weighted Average
                                             Stated Remaining     Weighted Average     Weighted Average
Neg Amort Limit                                          Term    Combined Orig LTV                 FICO
----------------------------------------- -------------------- -------------------- --------------------
110.000                                                   360                72.24                  705
----------------------------------------- -------------------- -------------------- --------------------
Total                                                     360                72.24                  705


                      COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


IndyMac 05-AR8 - Apr Deal - Price/Yield - 2A2

Balance                             $51,747,000.00       Delay                    0                          Index
Coupon                              3.17                 Dated                    4/28/2005                  Mult/Margin
Settle                              4/28/2005            First Payment            5/25/2005                  Cap/Floor

                             Prepay                 15 CPR                 20 CPR                  25 CPR                  15 CPR
                            Default              3.412 CDR              4.707 CDR               6.083 CDR               3.395 CDR
                      Loss Severity                    40%                    40%                     40%                     40%
                  Servicer Advances                   100%                   100%                    100%                    100%
                    Liquidation Lag                     12                     12                      12                      12
                           Triggers                   FAIL                   FAIL                    FAIL                    FAIL
                            Indices                Forward                Forward                 Forward           Forward + 100
                Optional Redemption                Call (N)              Call (N)                Call (N)                Call (N)

                    Discount Margin                   33.3                   33.6                    33.6                   33.2
                                WAL                   5.32                   3.96                    3.11                   5.36
                     Mod Durn 30360                   4.27                   3.34                    2.71                   4.13
                Principal Writedown          97.57 (0.00%)         274.27 (0.00%)          174.46 (0.00%)          243.62 (0.00%)
Total Collat Loss (Collat Maturity)  65,603,352.37 (7.20%)  67,402,814.46 (7.40%)   68,282,234.30 (7.50%)   65,685,943.09 (7.21%)





IndyMac 05-AR8 - Apr Deal - Price/

Balance                            LIBOR_1MO | 0               WAC(2)                         2.62952   WAM(2)
Coupon                             1 / 0.32                    NET(2)                         2.24802   WALA(2)
Settle                             10.50 / 0.32

                            Prepay                  20 CPR                  25 CPR                 15 CPR                   20 CPR
                           Default               4.674 CDR               6.032 CDR               3.384 CDR               4.652 CDR
                     Loss Severity                     40%                     40%                     40%                     40%
                 Servicer Advances                    100%                    100%                    100%                    100%
                   Liquidation Lag                      12                      12                      12                      12
                          Triggers                    FAIL                    FAIL                    FAIL                    FAIL
                           Indices           Forward + 100           Forward + 100           Forward + 200           Forward + 200
               Optional Redemption                Call (N)                Call (N)                Call (N)                Call (N)

                   Discount Margin                    33.5                    33.6                    33.1                    33.4
                               WAL                    4.00                    3.14                    5.39                    4.02
                    Mod Durn 30360                    3.25                    2.65                    3.98                    3.16
               Principal Writedown          344.36 (0.00%)          253.59 (0.00%)          127.63 (0.00%)           62.21 (0.00%)
Total Collat Loss (Collat Maturity)  67,365,504.96 (7.40%)   68,187,252.56 (7.49%)   65,877,541.89 (7.23%)   67,436,006.37 (7.41%)




IndyMac 05-AR8 - Apr Deal - Price/

Balance                                                360
Coupon                                                  0
Settle

                             Prepay                 25 CPR                  15 CPR                  20 CPR                  25 CPR
                            Default              5.999 CDR               3.373 CDR               4.634 CDR               5.971 CDR
                      Loss Severity                    40%                     40%                     40%                     40%
                  Servicer Advances                   100%                    100%                    100%                    100%
                    Liquidation Lag                     12                      12                      12                      12
                           Triggers                   FAIL                    FAIL                    FAIL                    FAIL
                            Indices          Forward + 200           Forward + 300           Forward + 300           Forward + 300
                Optional Redemption               Call (N)                Call (N)                Call (N)                Call (N)

                    Discount Margin                   33.6                    32.9                    33.2                    33.5
                                WAL                   3.15                    5.41                    4.03                    3.17
                     Mod Durn 30360                   2.59                    3.85                    3.08                    2.54
                Principal Writedown         182.89 (0.00%)          223.55 (0.00%)          319.06 (0.00%)          314.47 (0.00%)
Total Collat Loss (Collat Maturity)  68,205,936.11 (7.49%)   65,838,896.89 (7.23%)   67,396,732.71 (7.40%)   68,152,156.00 (7.48%)



                      COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


IndyMac 05-AR8 - Apr Deal - Price/Yield - 2A2

Balance                      $51,747,000.00            Delay                   0                         Index
Coupon                       3.17                      Dated                   4/28/2005                 Mult / Margin
Settle                       4/28/2005                 First Payment           5/25/2005                 Cap / Floor

                             Prepay                 15 CPR                 20 CPR                25 CPR                 15 CPR
                            Default              3.412 CDR              4.707 CDR             6.083 CDR              3.395 CDR
                      Loss Severity                    40%                    40%                   40%                    40%
                  Servicer Advances                   100%                   100%                  100%                   100%
                    Liquidation Lag                     12                     12                    12                     12
                           Triggers                   FAIL                   FAIL                  FAIL                   FAIL
                            Indices                Forward                Forward               Forward          Forward + 100
                Optional Redemption               Call (N)               Call (N)               Call (N)               Call (N)

                                WAL                   5.32                   3.96                   3.11                   5.36
                     Mod Durn 30360                   4.27                   3.34                   2.71                   4.13
                Principal Writedown          97.57 (0.00%)         274.27 (0.00%)         174.46 (0.00%)          243.62 (0.00%)
Total Collat Loss (Collat Maturity)  65,603,352.37 (7.20%)  67,402,814.46 (7.40%)  68,282,234.30 (7.50%)   65,685,943.09 (7.21%)


Balance                                          LIBOR_1MO | 0        WAC(2)
Coupon                                           1 / 0.32             NET(2)
Settle                                           10.50 / 0.32

                             Prepay                         20 CPR                  25 CPR
                            Default                      4.674 CDR               6.032 CDR
                      Loss Severity                            40%                     40%
                  Servicer Advances                           100%                    100%
                    Liquidation Lag                             12                      12
                           Triggers                           FAIL                    FAIL
                            Indices                  Forward + 100           Forward + 100
                Optional Redemption                       Call (N)                Call (N)

                                WAL                           4.00                    3.14
                     Mod Durn 30360                           3.25                    2.65
                Principal Writedown                 344.36 (0.00%)          253.59 (0.00%)
Total Collat Loss (Collat Maturity)          67,365,504.96 (7.40%)   68,187,252.56 (7.49%)




IndyMac 05-AR8 - Apr Deal - Price/

Balance                                             2.62952   WAM(2)                                  360
Coupon                                              2.24802   WALA(2)                                   0
Settle
                            Prepay                  15 CPR                  20 CPR                  25 CPR                  15 CPR
                           Default               3.384 CDR               4.652 CDR               5.999 CDR               3.373 CDR
                     Loss Severity                     40%                     40%                     40%                     40%
                 Servicer Advances                    100%                    100%                    100%                    100%
                   Liquidation Lag                      12                      12                      12                      12
                          Triggers                    FAIL                    FAIL                    FAIL                    FAIL
                           Indices           Forward + 200           Forward + 200           Forward + 200           Forward + 300
               Optional Redemption                Call (N)                Call (N)                Call (N)                Call (N)

                               WAL                    5.39                    4.02                    3.15                    5.41
                    Mod Durn 30360                    3.98                    3.16                    2.59                    3.85
               Principal Writedown          127.63 (0.00%)           62.21 (0.00%)          182.89 (0.00%)          223.55 (0.00%)
Total Collat Loss (Collat Maturity)  65,877,541.89 (7.23%)   67,436,006.37 (7.41%)   68,205,936.11 (7.49%)   65,838,896.89 (7.23%)
                                                                               (


Balance
Coupon
Settle

                            Prepay                            20 CPR                 25 CPR
                           Default                         4.634 CDR              5.971 CDR
                     Loss Severity                               40%                    40%
                 Servicer Advances                              100%                   100%
                   Liquidation Lag                                12                     12
                          Triggers                              FAIL                   FAIL
                           Indices                     Forward + 300          Forward + 300
               Optional Redemption                          Call (N)               Call (N)

                               WAL                              4.03                   3.17
                    Mod Durn 30360                              3.08                   2.54
               Principal Writedown                    319.06 (0.00%)          314.47 (0.00%)
Total Collat Loss (Collat Maturity)            67,396,732.71 (7.40%)   68,152,156.00 (7.48%)




                      COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



IndyMac 05-AR8 - Apr Deal - Price/Yield - B1                                             FORTIS

Balance                               $19,577,000.00            Delay                    0
Coupon                                3.36                      Dated                    4/28/2005
Settle                                4/28/2005                 First Payment            5/25/2005
                             Prepay                    20 CPR                   10 CPR                    60 CPR
                            Default                 2.376 CDR                 1.46 CDR                 4.437 CDR
                      Loss Severity                       40%                      40%                       40%
                  Servicer Advances                      100%                     100%                      100%
                    Liquidation Lag                        12                       12                        12
                            INDICES                   FORWARD                  FORWARD                   FORWARD
                           TRIGGERS                      FAIL                     FAIL                      FAIL
                Optional Redemption                  Call (N)                 Call (N)                  Call (N)

                                WAL                      9.47                    17.46                      2.66
                     Mod Durn 30360                      7.15                    10.86                      2.42
                Principal Writedown            121.71 (0.00%)           118.56 (0.00%)             97.85 (0.00%)
Total Collat Loss (Collat Maturity)     36,837,052.09 (4.05%)    42,506,526.96 (4.67%)     18,152,625.79 (1.99%)


Balance                              Index                                   LIBOR_1MO | 0
Coupon                               Mult / Margin                           1 / 0.47
Settle                               Cap / Floor                             999 / 0.47
                             Prepay  10 cpr first 5 ye ars, 30 cpr for life  10 cpr first 5 years, 60 cpr for life,
                            Default                                2.46 CDR                              2.989 CDR
                      Loss Severity                                     40%                                    40%
                  Servicer Advances                                    100%                                   100%
                    Liquidation Lag                                      12                                     12
                            INDICES                           FORWARD + 100                          FORWARD + 100
                           TRIGGERS                                    FAIL                                   FAIL
                Optional Redemption                                Call (N)                               Call (N)

                                WAL                                   10.21                                   7.23
                     Mod Durn 30360                                    7.32                                   5.71
                Principal Writedown                        3,399.75 (0.02%)                       4,395.14 (0.02%)
Total Collat Loss (Collat Maturity)                   48,352,970.93 (5.31%)                  49,068,246.21 (5.39%)


10 cpr first 5 years, 60 cpr for life,  10 cpr first 5 years, 60 cpr for life,
                              2.975 CDR                                3.076 CDR
                                    40%                                      40%
                                   100%                                     100%
                                     12                                       12
                          FORWARD + 200                            FORWARD - 100
                                   FAIL                                     FAIL
                               Call (N)                                 Call (N)

                                   7.23                                     7.27
                                   5.50                                     6.19
                       2,539.99 (0.01%)                        16,726.50 (0.09%)
                  49,053,876.28 (5.39%)                    49,504,202.51 (5.44%)


IndyMac 05-AR8 - Apr Deal - Price/Yield - B2                                  FORTIS

Balance                               $18,211,000.00            Delay                     0
Coupon                                3.59                      Dated                     4/28/2005
Settle                                4/28/2005                 First Payment             5/25/2005
                             Prepay                    20 CPR                   10 CPR

                            Default                 1.485 CDR                0.879 CDR                 2.842 CDR
                      Loss Severity                       40%                      40%                       40%
                  Servicer Advances                      100%                     100%                      100%
                    Liquidation Lag                        12                       12                        12
                            INDICES                   FORWARD                  FORWARD                   FORWARD
                           TRIGGERS                      FAIL                     FAIL                      FAIL
                Optional Redemption                  Call (N)                 Call (N)                  Call (N)

                                WAL                      8.47                    15.50                      2.68
                     Mod Durn 30360                      6.49                     9.91                      2.43
                Principal Writedown            163.33 (0.00%)           157.57 (0.00%)             69.10 (0.00%)
Total Collat Loss (Collat Maturity)     23,771,387.09 (2.61%)    26,536,890.36 (2.91%)     11,753,892.26 (1.29%)


Balance                                                Index                                           LIBOR_1MO | 0
Coupon                                                 Mult / Margin                                   1 / 0.7
Settle                                                 Cap / Floor                                     999 / 0.7
                             Prepay   60 CPR 10 cpr first 5 ye ars, 30 cpr for life    10 cpr first 5 years, 60 cpr for life,

                            Default                                          1.515 CDR                              1.85 CDR
                      Loss Severity                                                40%                                   40%
                  Servicer Advances                                               100%                                  100%
                    Liquidation Lag                                                 12                                    12
                            INDICES                                      FORWARD + 100                         FORWARD + 100
                           TRIGGERS                                               FAIL                                  FAIL
                Optional Redemption                                           Call (N)                              Call (N)

                                WAL                                               9.15                                  6.74
                     Mod Durn 30360                                               6.68                                  5.35
                Principal Writedown                                  13,813.66 (0.08%)                      7,032.29 (0.04%)
Total Collat Loss (Collat Maturity)                              30,729,145.32 (3.37%)                 31,202,186.20 (3.43%)


10 cpr first 5 years, 60 cpr for life, 10 cpr first 5 years, 60 cpr for life,
                             1.842 CDR                                1.901 CDR
                                   40%                                      40%
                                  100%                                     100%
                                    12                                       12
                         FORWARD + 200                            FORWARD - 100
                                  FAIL                                     FAIL
                              Call (N)                                 Call (N)

                                  6.74                                     6.78
                                  5.17                                     5.79
                      8,066.07 (0.04%)                           760.54 (0.00%)
                 31,198,198.03 (3.43%)                    31,463,066.33 (3.46%)


IndyMac 05-AR8 - Apr Deal - Price/Yield - B3                                  FORTIS

Balance                               $10,926,000.00            Delay                     0
Coupon                                4.44                      Dated                     4/28/2005
Settle                                4/28/2005                 First Payment             5/25/2005
                             Prepay                    20 CPR                   10 CPR

                            Default                 0.967 CDR                0.569 CDR                 1.85 CDR
                      Loss Severity                       40%                      40%                      40%
                  Servicer Advances                      100%                     100%                     100%
                    Liquidation Lag                        12                       12                       12
                            INDICES                   FORWARD                  FORWARD                  FORWARD
                           TRIGGERS                      FAIL                     FAIL                     FAIL
                Optional Redemption                  Call (N)                 Call (N)                 Call (N)

                                WAL                      8.19                    14.81                     2.69
                     Mod Durn 30360                      6.08                     9.06                     2.39
                Principal Writedown            105.57 (0.00%)           181.68 (0.00%)           140.34 (0.00%)
Total Collat Loss (Collat Maturity)     15,776,392.56 (1.73%)    17,520,220.96 (1.92%)     7,703,561.44 (0.85%)


Balance                               Index                                          LIBOR_1MO | 0
Coupon                                Mult / Margin                                  1 / 1.55
Settle                                Cap / Floor                                    999 / 1.55
                             Prepay   60 CPR 10 cpr first 5 ye ars, 30 cpr for life  10 cpr first 5 years, 60 cpr for life,

                            Default                                        0.978 CDR                             1.198 CDR
                      Loss Severity                                              40%                                   40%
                  Servicer Advances                                             100%                                  100%
                    Liquidation Lag                                               12                                    12
                            INDICES                                    FORWARD + 100                         FORWARD + 100
                           TRIGGERS                                             FAIL                                  FAIL
                Optional Redemption                                         Call (N)                              Call (N)

                                WAL                                             8.78                                  6.58
                     Mod Durn 30360                                             6.24                                  5.09
                Principal Writedown                                 6,541.08 (0.06%)                      4,751.46 (0.04%)
Total Collat Loss (Collat Maturity)                            20,199,224.63 (2.22%)                 20,522,225.49 (2.25%)


10 cpr first 5 years, 60 cpr for life,   10 cpr first 5 years, 60 cpr for life,
                             1.193 CDR                                1.231 CDR
                                   40%                                      40%
                                  100%                                     100%
                                    12                                       12
                         FORWARD + 200                            FORWARD - 100
                                  FAIL                                     FAIL
                              Call (N)                                 Call (N)

                                  6.57                                     6.62
                                  4.92                                     5.49
                      6,452.07 (0.06%)                         5,838.64 (0.05%)
                 20,520,602.55 (2.25%)                    20,703,828.22 (2.27%)


Indymac 2005-ar8
NINA GROUP 1
                                                                                   Minimum                 Maximum
                                                                                   -------                 -------
Scheduled Principal Balance                              $105,464,081                  $49,881            $450,000
Average Scheduled Principal Balance                          $226,804
Number of Mortgage Loans                                          465

Weighted Average Gross Coupon                                  2.782%                  1.000%               6.221%
Weighted Average FICO Score                                       715                    660                   817
Weighted Average Combined Original LTV                         65.76%                  15.10%               80.00%

Weighted Average Original Term                             360 months              360 months           360 months
Weighted Average Stated Remaining Term                     360 months              358 months           360 months
Weighted Average Seasoning                                  0  months              0   months             2  months

Weighted Average Gross Margin                                  3.204%                  2.200%               4.175%
Weighted Average Minimum Interest Rate                         3.204%                  2.200%               4.175%
Weighted Average Maximum Interest Rate                         9.948%                  8.950%               9.950%

Weighted Average Months to Roll                             1  months              1   months            1  months

Weighted Average Neg Am Limit                                    110%                    110                   110
Weighted Average Payment Cap                                   7.500%                   7.500                7.500
Weighted Average Recast                                     60 months              60 months             60 months
Maturity Date                                                                      Feb 1 2035           Apr 1 2035
Maximum Zip Code Concentration                                  0.79%                   91765
ARM                                                           100.00%
                                                                       Single                               73.77%
                                                                       Family
1 YR MTA Neg Am                                               100.00%  PUD                                  16.31%
                                                                       Condominium                           4.73%
Not Interest Only                                             100.00%  Two-Four Family                       4.49%
                                                                       Townhouse                             0.70%
Prepay Penalty: 36 months                                      89.30%
Prepay Penalty: 0 months                                         5.76% Primary                             100.00%
Prepay Penalty: 12 months                                       2.92%
Prepay Penalty: 24 months                                       2.02%  Top 5 States:
                                                                       California                              53.70%
First Lien                                                    100.00%  Florida                               12.82%
                                                                       New Jersey                               9.85%
No Income / No Asset                                          100.00% New York                               4.38%
                                                                     Virginia                                3.28%
Cash Out Refinance                                             74.69%
Rate/Term Refinance                                            15.84%
Purchase                                                        9.48%


The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


Indymac 2005-ar8
----------------
NINA GROUP 1

                                                                                     Minimum               Maximum
                                                                                     -------               -------
Scheduled Principal Balance                             $105,464,081                 $49,881              $450,000
Average Scheduled Principal Balance                         $226,804
Number of Mortgage Loans                                         465

Weighted Average Gross Coupon                                 2.782%                 1.000%                 6.221%
Weighted Average FICO Score                                      715                    660                   817
Weighted Average Combined Original LTV                        65.76%                 15.10%                 80.00%

Weighted Average Original Term                            360 months             360 months             360 months
Weighted Average Stated Remaining Term                    360 months             358 months             360 months
Weighted Average Seasoning                                 0  months              0  months              2  months

Weighted Average Gross Margin                                 3.204%                 2.200%                 4.175%
Weighted Average Minimum Interest Rate                        3.204%                 2.200%                 4.175%
Weighted Average Maximum Interest Rate                        9.948%                 8.950%                 9.950%


Weighted Average Months to Roll                            1  months              1  months              1  months

Weighted Average Neg Am Limit                                   110%                    110                    110
Weighted Average Payment Cap                                   7.500                  7.500                  7.500
Weighted Average Recast                                    60 months              60 months              60 months


Maturity Date                                                                    Feb 1 2035             Apr 1 2035
Maximum Zip Code Concentration                                 0.79%                  91765

ARM                                                          100.00%
                                                                     Single Family                          73.77%
1 YR MTA Neg Am                                              100.00% PUD                                    16.31%
                                                                     Condominium                             4.73%
Not Interest Only                                            100.00% Two-Four Family                         4.49%
                                                                     Townhouse                               0.70%
Prepay Penalty:  36 months                                    89.30%
Prepay Penalty:  0 months                                      5.76% Primary                               100.00%
Prepay Penalty:  12 months                                     2.92%
Prepay Penalty:  24 months                                     2.02% Top 5 States:
                                                                     California                             53.70%
First Lien                                                   100.00% Florida                                12.82%
                                                                     New Jersey                              9.85%
No Income/No Asset                                           100.00% New York                                4.38%
                                                                     Virginia                                3.28%
Cash Out Refinance                                            74.69%
Rate/Term Refinance                                           15.84%
Purchase                                                       9.48%




Indymac 2005-ar8
----------------

NINA GROUP 1
                                                                                          Weighted
                                                                              Weighted     Average     Weighted
                                                                               Average     Stated       Average      Weighted
                                  # of     Current Principal  Pct by Curr       Gross     Remaining     Combined     Average
Current Principal Balance        Loans               Balance     Prin Bal      Coupon       Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------------
   0.01 -    50,000.00               2             99,880.85       0.09%        5.146        359          22.90        768
50,000.01 -   100,000.00            21          1,739,150.00       1.65%        2.031        360          52.65        742
100,000.01 - 150,000.00             73          9,509,009.39       9.02%        2.352        360          60.35        724
150,000.01 - 200,000.00             84         14,789,559.96      14.02%        2.902        360          63.23        719
200,000.01 - 250,000.00             94         21,346,942.00      20.24%        3.314        359          65.57        718
250,000.01 - 300,000.00             96         26,518,917.13      25.14%        2.406        360          65.88        709
300,000.01 - 350,000.00             81         26,363,472.08      25.00%        2.851        360          69.17        716
350,000.01 - 400,000.00             13          4,647,150.00       4.41%        3.005        360          70.74        691
400,000.01 - 450,000.00              1            450,000.00       0.43%        1.000        360          75.00        689
----------------------------------------------------------------------------------------------------------------------------------
Total                              465        105,464,081.41     100.00%        2.782        360          65.76        715

                                                                                          Weighted
                                                                              Weighted     Average     Weighted
                                                                               Average     Stated       Average      Weighted
                                  # of     Current Principal  Pct by Curr       Gross     Remaining    Combined      Average
Current Gross Rate               Loans               Balance     Prin Bal      Coupon       Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------------
1.000 - 1.499                      281         62,881,626.00      59.62%        1.000        360          65.55        717
4.000 - 4.499                        2            526,100.00       0.50%        4.424        359          72.35        716
4.500 - 4.999                       21          5,493,001.81       5.21%        4.825        359          56.92        726
5.000 - 5.499                       69         15,444,801.17      14.64%        5.172        359          68.33        711
5.500 - 5.999                       78         17,913,469.47      16.99%        5.719        359          65.87        710
6.000 - 6.499                       14          3,205,082.96       3.04%        6.053        359          70.94        701
----------------------------------------------------------------------------------------------------------------------------------
Total                              465        105,464,081.41     100.00%        2.782        360          65.76        715

                                                                                           Weighted
                                                                              Weighted     Average     Weighted
                                                                               Average     Stated       Average      Weighted
                                  # of     Current Principal  Pct by Curr       Gross     Remaining    Combined      Average
FICO                             Loans               Balance     Prin Bal     Coupon        Term       Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------------------------
650-674                             71         17,161,389.13      16.27%        2.772        360          67.40        667
675-699                            116         27,525,503.02      26.10%        3.117        360          67.22        687
700+                               278         60,777,189.26      57.63%        2.634        360          64.64        741
----------------------------------------------------------------------------------------------------------------------------------
Total                              465        105,464,081.41     100.00%        2.782        360          65.76        715

                                                                                           Weighted
                                                                              Weighted     Average      Weighted
                                                                               Average     Stated       Average      Weighted
                                  # of     Current Principal  Pct by Curr       Gross     Remaining    Combined     Average
Combined Original LTV            Loans               Balance     Prin Bal     Coupon        Term         Orig LTV     FICO
----------------------------------------------------------------------------------------------------------------------------------
0.01- 49.99                         75         13,069,780.85      12.39%        2.597        360          40.26        730
50.00- 54.99                        27          6,108,509.39       5.79%        2.840        360          52.62        724
55.00- 59.99                        37          8,861,751.81       8.40%        2.885        360          57.51        728
60.00- 64.99                        47         11,072,018.00      10.50%        2.429        360          62.52        722
65.00- 69.99                        50         11,194,050.00      10.61%        2.574        360          67.61        716
70.00- 74.99                       102         24,391,084.36      23.13%        3.137        359          72.45        701
75.00- 79.99                        96         23,134,775.00      21.94%        2.774        360          75.71        710
80.00                               31          7,632,112.00       7.24%        2.641        360          80.00        719
----------------------------------------------------------------------------------------------------------------------------------
Total                              465        105,464,081.41     100.00%        2.782        360          65.76        715






                                                                                           Weighted
                                                                              Weighted     Average      Weighted
                                                                               Average     Stated       Average      Weighted
                                  # of     Current Principal  Pct by Curr       Gross     Remaining    Combined     Average
Original Term (months)           Loans               Balance     Prin Bal     Coupon        Term         Orig LTV     FICO
----------------------------------------------------------------------------------------------------------------------------------
360                               465         105,464,081.41     100.00%        2.782        360          65.76        715
----------------------------------------------------------------------------------------------------------------------------------
Total                             465         105,464,081.41     100.00%        2.782        360          65.76        715



                                                                                           Weighted
                                                                              Weighted     Average      Weighted
                                                                               Average     Stated       Average      Weighted
                                  # of     Current Principal  Pct by Curr       Gross     Remaining    Combined     Average
Stated Remaining Term (months)   Loans               Balance     Prin Bal     Coupon        Term         Orig LTV     FICO
----------------------------------------------------------------------------------------------------------------------------------
358-360                           465         105,464,081.41     100.00%        2.782        360          65.76        715
----------------------------------------------------------------------------------------------------------------------------------
Total                             465         105,464,081.41     100.00%        2.782        360          65.76        715



                                                                                           Weighted
                                                                              Weighted     Average      Weighted
                                                                               Average     Stated       Average      Weighted
                                 # of      Current Principal  Pct by Curr       Gross     Remaining    Combined     Average
Debt Ratio                      Loans                Balance     Prin Bal     Coupon        Term         Orig LTV     FICO
----------------------------------------------------------------------------------------------------------------------------------
None                              465         105,464,081.41     100.00%        2.782        360          65.76        715
----------------------------------------------------------------------------------------------------------------------------------
Total                             465         105,464,081.41     100.00%        2.782        360          65.76        715



                                                                                           Weighted
                                                                              Weighted     Average      Weighted
                                                                               Average     Stated       Average      Weighted
                                 # of     Current Principal  Pct by Curr       Gross     Remaining    Combined     Average
FRM/ARM                         Loans               Balance     Prin Bal     Coupon        Term         Orig LTV     FICO
----------------------------------------------------------------------------------------------------------------------------------
ARM                               465         105,464,081.41     100.00%        2.782        360          65.76        715
----------------------------------------------------------------------------------------------------------------------------------
Total                             465         105,464,081.41     100.00%        2.782        360          65.76        715



                                                                                           Weighted
                                                                              Weighted     Average      Weighted
                                                                               Average     Stated       Average      Weighted
                                 # of      Current Principal  Pct by Curr       Gross     Remaining    Combined     Average
Product                         Loans                Balance     Prin Bal     Coupon        Term         Orig LTV     FICO
----------------------------------------------------------------------------------------------------------------------------------
1 YR MTA Neg Am                   465         105,464,081.41     100.00%        2.782        360          65.76        715
----------------------------------------------------------------------------------------------------------------------------------
Total                             465         105,464,081.41     100.00%        2.782        360          65.76        715



                                                                                           Weighted
                                                                              Weighted     Average      Weighted
                                                                               Average     Stated       Average      Weighted
                                 # of      Current Principal  Pct by Curr       Gross     Remaining    Combined     Average
Silent 2nd                      Loans                Balance     Prin Bal     Coupon        Term         Orig LTV     FICO
----------------------------------------------------------------------------------------------------------------------------------
No Silent Second                  459         104,491,281.41      99.08%        2.790        360          65.93        715
Silent Second                       6             972,800.00       0.92%        1.915        360          47.99        737
----------------------------------------------------------------------------------------------------------------------------------
Total                             465         105,464,081.41     100.00%        2.782         360         65.76        715



                                                                                          Weighted
                                                                              Weighted     Average     Weighted
                                                                               Average      Stated      Average    Weighted
                                 # of      Current Principal  Pct by Curr       Gross     Remaining    Combined     Average
Prepayment Penalty Original T   Loans                Balance     Prin Bal      Coupon       Term       Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------------------------
Prepay Penalty: 0 months           25           6,070,097.13       5.76%        3.210        359          65.23        701
Prepay Penalty: 12 months          12           3,076,850.00       2.92%        2.495        360          65.93        710
Prepay Penalty: 24 months           9           2,132,750.00       2.02%        2.605        360          65.64        715
Prepay Penalty: 36 months         419          94,184,384.28      89.30%        2.768        360          65.79        716
----------------------------------------------------------------------------------------------------------------------------------
Total                             465         105,464,081.41     100.00%        2.782        360          65.76        715



                                                                                          Weighted
                                                                              Weighted     Average     Weighted
                                                                               Average      Stated      Average     Weighted
                                 # of      Current Principal  Pct by Curr       Gross     Remaining    Combined      Average
Lien                            Loans                Balance     Prin Bal      Coupon       Term       Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------------------------
First Lien                        465         105,464,081.41     100.00%        2.782        360          65.76        715
----------------------------------------------------------------------------------------------------------------------------------
Total                             465         105,464,081.41     100.00%        2.782        360          65.76        715

                                                                                          Weighted
                                                                              Weighted     Average      Weighted
                                                                               Average      Stated       Average     Weighted
                                 # of      Current Principal  Pct by Curr       Gross     Remaining     Combined     Average
Documentation Type              Loans                Balance     Prin Bal      Coupon       Term        Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------------------------
No Income / No Asset              465         105,464,081.41     100.00%        2.782        360          65.76        715
----------------------------------------------------------------------------------------------------------------------------------
Total                             465         105,464,081.41     100.00%        2.782        360          65.76        715


                                                                                           Weighted
                                                                              Weighted      Average      Weighted
                                                                               Average       Stated       Average    Weighted
                                 # of      Current Principal  Pct by Curr       Gross     Remaining     Combined     Average
Loan Purpose                    Loans                Balance     Prin Bal      Coupon        Term       Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                347          78,767,652.01      74.69%        2.823        360          63.91        714
Rate/Term Refinance                80          16,702,811.34      15.84%        2.772        360          68.26        721
Purchase                           38           9,993,618.06       9.48%        2.477        360          76.17        717
----------------------------------------------------------------------------------------------------------------------------------
Total                             465         105,464,081.41     100.00%        2.782        360          65.76        715

                                                                                           Weighted
                                                                             Weighted       Average      Weighted
                                                                               Average       Stated       Average     Weighted
                                 # of      Current Principal  Pct by Curr      Gross       Remaining    Combined      Average
Property Type                   Loans                Balance     Prin Bal     Coupon         Term        Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------------------------
Single Family                     342          77,797,783.22      73.77%        2.903        360          65.92        716
PUD                                75          17,202,570.00      16.31%        2.510        360          67.38        717
Condominium                        25           4,984,981.06       4.73%        2.036        360          61.88        721
Two-Four Family                    19           4,739,747.13       4.49%        2.459        360          61.40        690
Townhouse                           4             739,000.00       0.70%        3.486        359          65.46        705
----------------------------------------------------------------------------------------------------------------------------------
Total                             465         105,464,081.41     100.00%        2.782        360          65.76        715


                                                                                           Weighted
                                                                             Weighted      Average      Weighted
                                                                              Average      Stated       Average      Weighted
                                 # of      Current Principal  Pct by Curr      Gross      Remaining     Combined     Average
Occupancy Status                Loans                Balance     Prin Bal     Coupon        Term        Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------------------------
Primary                           465         105,464,081.41     100.00%        2.782        360          65.76        715
Total                             465         105,464,081.41     100.00%        2.782        360          65.76        715





                                                                                           Weighted
                                                                             Weighted      Average      Weighted
                                                                              Average      Stated       Average     Weighted
                                 # of      Current Principal  Pct by Curr      Gross      Remaining     Combined     Average
State                           Loans                Balance     Prin Bal     Coupon        Term        Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------------------------
Arizona                             3             385,000.00       0.37%        4.414        359          66.51        701
California                        227          56,638,695.47      53.70%        3.423        359          64.23        714
Colorado                           12           1,880,300.00       1.78%        1.610        360          64.49        741
Connecticut                         5           1,196,000.00       1.13%        3.111        360          53.54        731
Florida                            75          13,521,245.00      12.82%        2.195        360          69.60        717
Georgia                             1             327,000.00       0.31%        6.021        359          74.32        727
Illinois                            6           1,474,500.00       1.40%        2.600        360          67.33        681
Iowa                                1             115,000.00       0.11%        5.921        359          79.31        759
Louisiana                           1             261,000.00       0.25%        1.000        360          78.61        756
Maryland                            3             576,500.00       0.55%        3.215        360          69.79        711
Massachusetts                       7           1,958,800.00       1.86%        1.000        360          70.95        717
Michigan                           10           1,713,080.00       1.62%        2.676        360          73.71        719
Minnesota                           7           1,186,250.00       1.12%        1.498        360          64.74        730
Nevada                              4           1,236,050.00       1.17%        1.000        360          70.33        701
New Hampshire                       2             400,000.00       0.38%        1.000        360          50.59        801
New Jersey                         44          10,388,927.98       9.85%        1.921        360          67.05        712
New York                           20           4,617,750.00       4.38%        1.369        360          60.26        713
Ohio                                1              80,000.00       0.08%        1.000        360          66.12        723
Oregon                              1             174,582.96       0.17%        6.221        358          71.72        693
Pennsylvania                        3             777,500.00       0.74%        2.166        360          75.60        707
Rhode Island                        3             622,750.00       0.59%        1.000        360          63.62        765
South Carolina                      2             256,350.00       0.24%        1.000        360          75.00        677
Texas                               6             932,050.00       0.88%        2.045        360          71.88        720
Virginia                           14           3,455,750.00       3.28%        2.101        360          68.44        701
Washington                          6           1,141,000.00       1.08%        2.572        360          68.10        730
Wisconsin                           1             148,000.00       0.14%        5.121        359          80.00        753
----------------------------------------------------------------------------------------------------------------------------------
Total                             465         105,464,081.41     100.00%        2.782        360          65.76        715

                                                                                           Weighted
                                                                              Weighted     Average      Weighted
                                                                               Average      Stated       Average     Weighted
                                 # of      Current Principal  Pct by Curr      Gross      Remaining     Combined     Average
Gross Margin                    Loans                Balance     Prin Bal      Coupon       Term        Orig LTV      FICO
----------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                       9           2,358,100.00       2.24%        2.218        360          61.03        724
2.500 - 2.999                     197          44,571,289.98      42.26%        2.258        360          65.17        716
3.000 - 3.499                      94          21,076,811.39      19.98%        3.707        359          63.84        713
3.500 - 3.999                     162          36,997,297.08      35.08%        2.889        360          67.85        716
4.000 - 4.499                       3             460,582.96       0.44%        5.551        359          67.47        690
----------------------------------------------------------------------------------------------------------------------------------
Total                             465         105,464,081.41     100.00%        2.782        360          65.76        715

                                                                                            Weighted
                                                                              Weighted     Average     Weighted
                                                                               Average      Stated      Average      Weighted
                                 # of      Current Principal  Pct by Curr      Gross      Remaining    Combined      Average
Minimum Interest Rate           Loans                Balance     Prin Bal      Coupon       Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                       9           2,358,100.00       2.24%        2.218        360          61.03        724
2.500 - 2.999                     197          44,571,289.98      42.26%        2.258        360          65.17        716
3.000 - 3.499                      94          21,076,811.39      19.98%        3.707        359          63.84        713
3.500 - 3.999                     162          36,997,297.08      35.08%        2.889        360          67.85        716
4.000 - 4.499                       3             460,582.96       0.44%        5.551        359          67.47        690
----------------------------------------------------------------------------------------------------------------------------------
Total                             465         105,464,081.41     100.00%        2.782        360          65.76        715







                                                                                            Weighted
                                                                              Weighted     Average     Weighted
                                                                               Average      Stated      Average      Weighted
                                 # of      Current Principal  Pct by Curr      Gross      Remaining    Combined      Average
Maximum Interest Rate           Loans                Balance     Prin Bal      Coupon       Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------------
 8.500 - 8.999                      1             174,582.96       0.17%        6.221        358          71.72        693
 9.500 - 9.999                    464         105,289,498.45      99.83%        2.777        360          65.75        715
----------------------------------------------------------------------------------------------------------------------------------
Total                             465         105,464,081.41     100.00%        2.782        360          65.76        715



                                                                                            Weighted
                                                                              Weighted     Average     Weighted
                                                                               Average      Stated      Average      Weighted
                                 # of      Current Principal  Pct by Curr      Gross      Remaining    Combined      Average
Neg Amort Limit                 Loans                Balance     Prin Bal      Coupon       Term       Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------------
110.000                           465         105,464,081.41     100.00%        2.782        360          65.76        715
----------------------------------------------------------------------------------------------------------------------------------
Total                             465         105,464,081.41     100.00%        2.782        360          65.76        715




The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

Indymac 2005-ar8
----------------
NINA GROUP 2



                                                                              Minimum                   Maximum
                                                                              -------                   -------
Scheduled Principal Balance                 $72,462,599                       $360,000                $1,000,000
Average Scheduled Principal Balance            $464,504
Number of Mortgage Loans                            156

Weighted Average Gross Coupon                    2.730%                         1.000%                    6.021%
Weighted Average FICO Score                         716                            660                       809
Weighted Average Combined Original LTV           67.10%                         34.33%                    80.00%

Weighted Average Original Term               360 months                     360 months                360 months
Weighted Average Stated Remaining Term       360 months                     358 months                360 months
Weighted Average Seasoning                     0 months                       0 months                  2 months

Weighted Average Gross Margin                    3.094%                         2.100%                    3.890%
Weighted Average Minimum Interest Rate           3.094%                         2.100%                    3.890%
Weighted Average Maximum Interest Rate           9.950%                         9.950%                    9.950%

Weighted Average Months to Roll                1 months                       1 months                  1 months

Weighted Average Neg Am Limit                      110%                            110                       110
Weighted Average Payment Cap                     7.500%                          7.500                     7.500
Weighted Average Recast                       60 months                      60 months                 60 months

Maturity Date                                                               Feb 1 2035                Apr 1 2035
Maximum Zip Code Concentration                    2.04%                          92883

ARM                                             100.00%  Cash Out Refinance                                70.04%
                                                         Purchase                                          16.81%
1 YR MTA Neg Am                                 100.00%  Rate/Term Refinance                               13.16%

Not Interest Only                               100.00%  Single Family                                     69.63%
                                                         PUD                                               24.13%
Prepay Penalty: 36 months                        80.26%  Two-Four Family                                    3.24%
Prepay Penalty: 0 months                          7.75%  Condominium                                        1.73%
Prepay Penalty: 12 months                         6.50%  Townhouse                                          1.27%
Prepay Penalty: 24 months                         5.50%
                                                         Primary                                          100.00%
First Lien                                      100.00%
                                                         Top 5 States:
No Income / No Asset                            100.00%  California                                        72.53%
                                                         Florida                                            5.32%
                                                         New York                                           5.16%
                                                         New Jersey                                         3.94%
                                                         Virginia                                           2.34%




Indymac 2005-ar8
----------------
NINA GROUP 2

                                                                                        Weighted
                                                                             Weighted    Average   Weighted
                                                                              Average     Stated    Average    Weighted
                                   # of      Current Principal  Pct by Curr     Gross  Remaining   Combined     Average
Current Principal Balance         Loans                Balance     Prin Bal    Coupon       Term   Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
350,000.01 -400,000.00               58          22,221,760.00       30.67%     2.824        360      69.84         713
400,000.01 -450,000.00               39          16,612,463.81       22.93%     2.318        360      69.85         720
450,000.01 -500,000.00               34          16,373,025.00       22.60%     2.601        360      70.54         706
500,000.01 -550,000.00                4           2,035,600.00        2.81%     3.043        359      66.17         720
550,000.01 -600,000.00                6           3,520,750.00        4.86%     3.225        360      60.92         725
600,000.01 -650,000.00                3           1,938,000.00        2.67%     1.000        360      52.85         717
650,000.01 -700,000.00                3           2,058,000.00        2.84%     1.000        360      45.20         670
700,000.01 -750,000.00                2           1,488,000.00        2.05%     2.850        359      53.94         748
800,000.01 -850,000.00                4           3,340,000.00        4.61%     5.320        359      64.11         739
850,000.01 -900,000.00                1             875,000.00        1.21%     5.521        359      43.75         704
950,000.01 - 1,000,000.00             2           2,000,000.00        2.76%     2.786        360      58.90         780
------------------------------------------------------------------------------------------------------------------------
Total                               156          72,462,598.81      100.00%     2.730        360      67.10         716


                                                                                         Weighted
                                                                             Weighted     Average  Weighted
                                                                              Average      Stated   Average    Weighted
                                   # of      Current Principal  Pct by Curr     Gross   Remaining  Combined     Average
Current Gross Rate                Loans                Balance     Prin Bal    Coupon        Term  Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
1.000 - 1.499                        95          43,332,605.00       59.80%     1.000         360     66.04         713
4.500 - 4.999                        15           8,080,078.81       11.15%     4.809         359     64.24         735
5.000 - 5.499                        19           8,399,400.00       11.59%     5.098         359     71.51         719
5.500 - 5.999                        23          11,134,265.00       15.37%     5.720         359     69.08         712
6.000 - 6.499                         4           1,516,250.00        2.09%     6.021         359     73.80         724
------------------------------------------------------------------------------------------------------------------------
Total                               156          72,462,598.81      100.00%     2.730         360     67.10         716

                                                                                         Weighted
                                                                             Weighted     Average  Weighted
                                                                              Average      Stated   Average    Weighted
                                   # of      Current Principal  Pct by Curr     Gross   Remaining  Combined     Average
FICO                              Loans                Balance     Prin Bal    Coupon        Term  Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
650-674                              26          11,801,550.00       16.29%     2.273         360     67.56         666
675-699                              38          17,606,878.81       24.30%     2.532         360     66.39         684
700+                                 92          43,054,170.00       59.42%     2.936         360     67.27         743
------------------------------------------------------------------------------------------------------------------------
Total                               156          72,462,598.81      100.00%     2.730         360     67.10         716

                                                                                        Weighted
                                                                             Weighted    Average   Weighted
                                                                              Average     Stated    Average    Weighted
                                   # of      Current Principal  Pct by Curr     Gross  Remaining   Combined     Average
Combined Original LTV             Loans                Balance     Prin Bal    Coupon       Term   Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
0.01-49.99                           13           7,201,250.00        9.94%     1.549        360      40.83         724
50.00- 54.99                          7           4,154,000.00        5.73%     3.482        359      51.98         733
55.00- 59.99                         11           4,988,000.00        6.88%     2.501        360      56.60         699
60.00- 64.99                         10           4,697,200.00        6.48%     3.181        359      62.95         712
65.00-69.99                          26          12,551,600.00       17.32%     2.562        360      67.58         724
70.00- 74.99                         34          15,679,985.00       21.64%     2.896        360      72.66         715
75.00- 79.99                         40          16,950,628.81       23.39%     2.965        360      75.97         710
80.00                                15           6,239,935.00        8.61%     2.719        360      80.00         717
------------------------------------------------------------------------------------------------------------------------
Total                               156          72,462,598.81      100.00%     2.730        360      67.10         716





                                                                                        Weighted
                                                                             Weighted    Average   Weighted
                                                                              Average     Stated    Average    Weighted
                                   # of      Current Principal  Pct by Curr     Gross  Remaining   Combined     Average
Original Term (months)            Loans                Balance     Prin Bal    Coupon       Term   Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
360                                 156          72,462,598.81      100.00%     2.730        360      67.10         716
------------------------------------------------------------------------------------------------------------------------
Total                               156          72,462,598.81      100.00%     2.730        360      67.10         716


                                                                                        Weighted
                                                                             Weighted    Average   Weighted
                                                                              Average     Stated    Average    Weighted
                                   # of      Current Principal  Pct by Curr     Gross  Remaining   Combined     Average
Stated Remaining Term (month      Loans                Balance     Prin Bal    Coupon       Term   Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
358-360                             156          72,462,598.81      100.00%     2.730        360      67.10         716
------------------------------------------------------------------------------------------------------------------------
Total                               156          72,462,598.81      100.00%     2.730        360      67.10         716


                                                                                        Weighted
                                                                             Weighted    Average   Weighted
                                                                              Average     Stated    Average    Weighted
                                   # of      Current Principal  Pct by Curr     Gross  Remaining   Combined     Average
Debt Ratio                        Loans                Balance     Prin Bal    Coupon       Term   Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
None                                156          72,462,598.81      100.00%     2.730        360      67.10         716
------------------------------------------------------------------------------------------------------------------------
Total                               156          72,462,598.81      100.00%     2.730        360      67.10         716

                                                                                        Weighted
                                                                             Weighted    Average   Weighted
                                                                              Average     Stated    Average    Weighted
                                   # of      Current Principal  Pct by Curr     Gross  Remaining   Combined     Average
FRM/ARM                           Loans                Balance     Prin Bal    Coupon       Term   Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
ARM                                 156          72,462,598.81      100.00%     2.730        360      67.10         716
------------------------------------------------------------------------------------------------------------------------
Total                               156          72,462,598.81      100.00%     2.730        360      67.10         716

                                                                                        Weighted
                                                                             Weighted    Average   Weighted
                                                                              Average     Stated    Average    Weighted
                                   # of      Current Principal  Pct by Curr     Gross  Remaining   Combined     Average
Product                           Loans                Balance     Prin Bal    Coupon       Term   Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
1 YR MTA Neg Am                     156          72,462,598.81      100.00%     2.730        360      67.10         716
------------------------------------------------------------------------------------------------------------------------
Total                               156          72,462,598.81      100.00%     2.730        360      67.10         716

                                                                                        Weighted
                                                                             Weighted    Average   Weighted
                                                                              Average     Stated    Average    Weighted
                                   # of      Current Principal  Pct by Curr     Gross  Remaining   Combined     Average
Silent 2nd                        Loans                Balance     Prin Bal    Coupon       Term   Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
No Silent Second                    151          69,415,598.81       95.80%     2.727        360      67.86        715
Silent Second                         5           3,047,000.00        4.20%     2.803        360      49.77        741
------------------------------------------------------------------------------------------------------------------------
Total                               156          72,462,598.81      100.00%     2.730        360      67.10         716






                                                                                        Weighted
                                                                             Weighted    Average   Weighted
                                                                              Average     Stated    Average    Weighted
                                   # of      Current Principal  Pct by Curr     Gross  Remaining   Combined     Average
Prepayment Penalty Original Ti    Loans                Balance     Prin Bal    Coupon       Term   Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
Prepay Penalty: 0 months             10           5,612,250.00        7.75%     1.776        360      65.31        727
Prepay Penalty: 12 months             8           4,708,848.81        6.50%     3.117        359      63.82        729
Prepay Penalty: 24 months             9           3,986,525.00        5.50%     2.188        360      67.08        711
Prepay Penalty: 36 months           129          58,154,975.00       80.26%     2.828        360      67.54        715
------------------------------------------------------------------------------------------------------------------------
Total                               156          72,462,598.81      100.00%     2.730        360      67.10        716

                                                                                        Weighted
                                                                             Weighted    Average   Weighted
                                                                              Average     Stated    Average    Weighted
                                   # of      Current Principal  Pct by Curr     Gross  Remaining   Combined     Average
Lien                              Loans                Balance     Prin Bal    Coupon       Term   Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
First Lien                          156          72,462,598.81      100.00%     2.730        360      67.10        716
------------------------------------------------------------------------------------------------------------------------
Total                               156          72,462,598.81      100.00%     2.730        360      67.10        716


                                                                                        Weighted
                                                                             Weighted    Average   Weighted
                                                                              Average     Stated    Average    Weighted
                                   # of      Current Principal  Pct by Curr     Gross  Remaining   Combined     Average
Documentation Type                Loans                Balance     Prin Bal    Coupon       Term   Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
No Income / No Asset                156          72,462,598.81      100.00%     2.730        360      67.10        716
------------------------------------------------------------------------------------------------------------------------
Total                               156          72,462,598.81      100.00%     2.730        360       67.10        716

                                                                                        Weighted
                                                                             Weighted    Average   Weighted
                                                                              Average     Stated    Average    Weighted
                                   # of      Current Principal  Pct by Curr     Gross  Remaining   Combined     Average
Loan Purpose                      Loans                Balance     Prin Bal    Coupon       Term   Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                  112          50,749,560.00       70.04%     2.603        360      65.03        713
Purchase                             25          12,178,010.00       16.81      2.658        360      75.57        719
Rate/Term Refinance                  19           9,535,028.81       13.16%     3.496        359      67.33        730
------------------------------------------------------------------------------------------------------------------------
Total                               156          72,462,598.81      100.00%     2.730        360      67.10        716

                                                                                        Weighted
                                                                             Weighted    Average   Weighted
                                                                              Average     Stated    Average    Weighted
                                   # of      Current Principal  Pct by Curr     Gross  Remaining   Combined     Average
Property Type                     Loans                Balance     Prin Bal    Coupon       Term   Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
Single Family                       112          50,457,083.81       69.63%     2.860        360      68.37         719
PUD                                  35          17,486,515.00       24.13%     2.455        360      64.57         705
Two-Four Family                       4           2,350,750.00        3.24%     1.974        360      60.54         714
Condominium                           3           1,251,250.00        1.73%     4.013        359      71.78         761
Townhouse                             2             917,000.00        1.27%     1.000        360      56.39         751
------------------------------------------------------------------------------------------------------------------------
Total                               156          72,462,598.81      100.00%     2.730        360      67.10         716

                                                                                        Weighted
                                                                             Weighted    Average   Weighted
                                                                              Average     Stated    Average    Weighted
                                   # of      Current Principal  Pct by Curr     Gross  Remaining   Combined     Average
Occupancy Status                  Loans                Balance     Prin Bal    Coupon       Term   Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
Primary                             156          72,462,598.81      100.00%     2.730        360      67.10        716
------------------------------------------------------------------------------------------------------------------------
Total                               156          72,462,598.81      100.00%     2.730        360      67.10        716






                                                                                        Weighted
                                                                             Weighted    Average   Weighted
                                                                              Average     Stated    Average    Weighted
                                   # of      Current Principal  Pct by Curr     Gross  Remaining   Combined     Average
State                             Loans                Balance     Prin Bal    Coupon       Term   Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
Arizona                               1             416,000.00        0.57%     1.000        360      69.33         732
California                          112          52,555,088.81       72.53%     2.909        360      66.29         724
Colorado                              1             395,000.00        0.55%     1.000        360      79.80         701
Connecticut                           3           1,131,900.00        1.56%     4.020        359      68.58         702
Florida                               8           3,853,020.00        5.32%     1.416        360      66.47         689
Georgia                               1             461,250.00        0.64%     1.000        360      75.00         711
Maryland                              3           1,275,000.00        1.76%     2.377        360      69.12         680
Massachusetts                         1             401,500.00        0.55%     5.321        359      79.98         700
Michigan                              1             453,600.00        0.63%     5.021        359      72.81         723
Minnesota                             1             412,500.00        0.57%     1.000        360      75.00         707
Nevada                                2           1,000,000.00        1.38%     1.000        360      65.37         675
New Jersey                            7           2,852,500.00        3.94%     2.215        360      69.64         703
New York                              7           3,739,550.00        5.16%     2.455        360      63.92         697
Pennsylvania                          1             450,000.00        0.62%     5.121        359      75.00         667
South Carolina                        1             400,000.00        0.55%     1.000        360      72.73         713
Utah                                  1             500,000.00        0.69%     1.000        360      72.99         701
Virginia                              4           1,692,440.00        2.34%     2.161        360      75.49         687
Washington                            1             473,250.00        0.65%     5.121        359      75.00         679
------------------------------------------------------------------------------------------------------------------------
Total                               156          72,462,598.81      100.00%     2.730        360      67.10         716

                                                                                        Weighted
                                                                             Weighted    Average   Weighted
                                                                              Average     Stated    Average    Weighted
                                   # of      Current Principal  Pct by Curr     Gross  Remaining   Combined     Average
Gross Margin                      Loans                Balance     Prin Bal    Coupon       Term   Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                         6           3,963,250.00        5.47%     1.901        360      51.06         736
2.500 - 2.999                        81          37,319,233.81       51.50%     2.562        360      67.31         718
3.000 - 3.499                        24          10,595,525.00       14.62%     3.212        360      67.59         716
3.500 - 3.999                        45          20,584,590.00       28.41%     2.946        360      69.56         710
------------------------------------------------------------------------------------------------------------------------
Total                               156          72,462,598.81      100.00%     2.730        360      67.10         716

                                                                                        Weighted
                                                                             Weighted    Average   Weighted
                                                                              Average     Stated    Average    Weighted
                                   # of      Current Principal  Pct by Curr     Gross  Remaining   Combined     Average
Minimum Interest Rate             Loans                Balance     Prin Bal    Coupon       Term   Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                         6           3,963,250.00        5.47%     1.901        360      51.06         736
2.500 - 2.999                        81          37,319,233.81       51.50%     2.562        360      67.31         718
3.000 - 3.499                        24          10,595,525.00       14.62%     3.212        360      67.59         716
3.500 - 3.999                        45          20,584,590.00       28.41%     2.946        360      69.56         710
------------------------------------------------------------------------------------------------------------------------
Total                               156          72,462,598.81      100.00%     2.730        360      67.10         716

                                                                                        Weighted
                                                                             Weighted    Average   Weighted
                                                                              Average     Stated    Average    Weighted
                                   # of      Current Principal  Pct by Curr     Gross  Remaining   Combined     Average
Maximum Interest Rate             Loans                Balance     Prin Bal    Coupon       Term   Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                       156          72,462,598.81      100.00%     2.730        360      67.10         716
------------------------------------------------------------------------------------------------------------------------
Total                               156          72,462,598.81      100.00%     2.730        360      67.10         716






                                                                                        Weighted
                                                                             Weighted    Average   Weighted
                                                                              Average     Stated    Average    Weighted
                                   # of      Current Principal  Pct by Curr     Gross  Remaining   Combined     Average
Neg Amort Limit                   Loans                Balance     Prin Bal    Coupon       Term   Orig LTV        FICO
------------------------------------------------------------------------------------------------------------------------
110.000                             156          72,462,598.81      100.00%     2.730        360      67.10         716
------------------------------------------------------------------------------------------------------------------------
Total                               156          72,462,598.81      100.00%     2.730        360      67.10         716





                   IndyMac INDX Mortgage Loan Trust 2005-AR8
                      Mortgage Pass-Through Certificates,
                                Series 2005-AR8


                        Preliminary Marketing Materials


                                 $375,197,000
            Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates
                  (Approximate, subject to +/- 10% Variance)


                               IndyMac MBS, Inc.
                                   Depositor




                        [Logo omitted] IndyMac Bank (R)
                                Master Servicer


                     [Logo omitted] RBS Greenwich Capital
                                 Underwriter
-------------------------------------------------------------------------------


                             Contact Information


RBS Greenwich Capital

-------------------------------------------------------------------------------------------------------------------------
Trading                                  Banking                             Structuring
-------------------------------------------------------------------------------------------------------------------------
Name/Email              Phone            Name/Email         Phone            Name/Email                Phone
-------------------------------------------------------------------------------------------------------------------------
Ron Weibye              (203) 625-6160   Prue Larocca       (203) 625-3868   Stu Kronick               (203) 625-6160
weibyer@gcm.com                          laroccp@gcm.com                     stuart.kronick@gcm.com
-------------------------------------------------------------------------------------------------------------------------
Johan Eveland           (203) 625-6160   Vinu Phillips      (203) 622-5626
Johan.eveland@gcm.com                    philliv@gcm.com
-------------------------------------------------------------------------------------------------------------------------
Jesse Litvak            (203) 625-6160   Michael McKeever   (203) 618-2237
Jesse.litvak@gcm.com                     mckeevm@gcm.com
-------------------------------------------------------------------------------------------------------------------------





Rating Agencies

-------------------------------------------------------------------------------------------
Standard and Poor's                          Moody's Investor Service
-------------------------------------------------------------------------------------------
Name/Email                   Phone           Name/Email                    Phone
-------------------------------------------------------------------------------------------
Victor Bhagat                (212) 438-1130  Eric Fellows                  (212) 553-3847
bhagat@sandp.com                             Eric_fellows@moodys.com
-------------------------------------------------------------------------------------------




                     [Logo omitted] RBS Greenwich Capital

                                 Underwriter
-------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
             and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and
                            Prospectus Supplement.


Preliminary Term Sheet                           Date Prepared: March 29, 2005

                   IndyMac INDX Mortgage Loan Trust 2005-AR8
              Mortgage Pass-Through Certificates, Series 2005-AR8

            $375,197,000 (Approximate, Subject to +/- 10% Variance)

                         Publicly Offered Certificates
            Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates
                  Adjustable Rate Residential Mortgage Loans



===============================================================================================================================
         Principal Amount      WAL (Yrs)         Pmt Window (Mths)      Interest                             Expected Ratings
 Class     (Approx) (1)      Call/ Mat(2)           Call/ Mat(2)       Rate Type         Tranche Type            S&P/Moody's
 -----   ----------------    ------------        -----------------     ---------         ------------        -----------------
 1-A-1     $465,718,000               Not Marketed Hereby              Floater (3)    Super Senior Floater        AAA/Aaa
 2-A-1A    $258,760,000         3.88/4.22            1-121/1-360       Floater (4)    Super Senior Floater        AAA/Aaa
 2-A-1B    $64,690,000          3.88/4.22            1-121/1-360       Floater (4)     Senior Mez Floater         AAA/Aaa
 2-A-2     $51,747,000          3.88/4.22            1-121/1-360       Floater (4)     Senior Mez Floater        AAA/Aaa
A-X-1(5)     Notional                 Not Marketed Hereby              Variable           Senior/NAS IO           AAA/Aaa
A-X-2(6)     Notional                                                  Variable           Senior/WAC IO           AAA/Aaa
A-PO(7)        $100                                                    N/A                  Senior/PO             AAA/Aaa
  A-R          $100                                                    Variable          Senior/Residual          AAA/Aaa
  B-1      $19,577,000                                                 Floater (8)     Subordinate Floater        AA/Aa2
  B-2      $18,211,000                                                 Floater (8)    Subordinate Floater          A/A2
  B-3      $10,926,000                                                 Floater (8)    Subordinate Floater        BBB/Baa2
................................................................................................................................
  B-4      $13,658,000                                                                Subordinate Floater          BB/NR
  B-5       $4,097,000                    Privately Offered Certificates              Subordinate Floater          B/NR
  B-6       $3,190,492                                                                Subordinate Floater          NR/NR
===============================================================================================================================
   Total     $910,574,692

(1) Distributions on the Class 1-A-1 Certificates will be derived primarily from a pool of conforming balance adjustable-rate mortgage loans ("Group 1 Mortgage Loans"). Distributions on the Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates will be derived primarily from a pool of conforming and non-conforming balance adjustable-rate mortgage loans ("Group 2 Mortgage Loans"). Distributions on the Subordinate Certificates will be derived from the Group 1 Mortgage Loans and Group 2 Mortgage Loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2) The WAL and Payment Window for the Class 1-A-1, Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates are shown to the first possible Optional Call Date and to maturity.

(3) On each Distribution Date, the Certificate Interest Rate for the Class 1-A-1 Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii) Net Maximum Rate Cap.

(4) On each Distribution Date, the Certificate Interest Rate for the Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (which margin doubles after the first possible Optional Call Date), (ii) the related Net WAC Cap and (iii) 10.50%.

                                                                             3

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
             and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and
                            Prospectus Supplement.



(5) The Class A-X-1 Certificates will consist of two interest only components each of which is related to a specific group of Mortgage Loans. The notional balance of the Class A-X-1 Certificates immediately prior to any Distribution Date is equal to the sum of the notional balances of such components. The notional balance of the Class A-X-1 group 1 component immediately prior to any Distribution Date is equal to the lesser of (i) the amount specified for such Distribution Date on the Class A-X-1 group 1 component notional balance schedule described herein and (ii) the aggregate principal balance of the Class 1-A-1 Certificates immediately prior to such Distribution Date. The notional balance of the Class A-X-1 group 2 component immediately prior to any Distribution Date is equal to the lesser of (i) the amount specified for such Distribution Date on the Class A-X-1 group 2 component notional balance schedule described herein and (ii) the aggregate principal balance of the Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates immediately prior to such Distribution Date. Beginning on the Distribution Date in November 2008, the notional balance of the Class A-X-1 Certificates immediately prior to a Distribution Date will be equal to zero. The Certificate Interest Rate for the Class A-X-1 Certificates will be equal to 0.80%. Principal will not be distributed on the Class A-X-1 Certificates.

(6) The Class A-X-2 Certificates will have a notional balance equal to the aggregate principal balance of the Mortgage Loans. It will accrue interest on its notional balance on each Distribution Date at a Certificate Interest Rate equal to the excess of (i) the weighted average of the Net Mortgage Rates of the Mortgage Loans over (ii) the weighted average of the Certificate Interest Rates of the Certificates (other than the Class A-X-2 Certificates) adjusted for the related interest accrual period, multiplied by a fraction, the numerator of which is the aggregate principal balance of the Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.

(7) The Class A-PO Certificates will consist of two principal only components each related to a specific group of Mortgage Loans. The Class A-PO Certificates will have an initial principal balance equal to $100, which principal balance will be increased to the extent of any Net Deferred Interest from the Mortgage Loans otherwise allocated to the Class A-X-2 Certificates, as described herein. The Class A-PO will not receive interest distributions.

(8) For each Distribution Date, the Certificate Interest Rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the least of
     (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date),
     (ii) the related Net WAC Cap and (iii) 10.50%.


Depositor:                 IndyMac MBS, Inc.

Underwriter:               Greenwich Capital Markets, Inc. ("RBS Greenwich Capital")

Seller:                    IndyMac Bank, F.S.B.

Master Servicer:           IndyMac Bank, F.S.B.

Trustee:                   Deutsche Bank National Trust Company.

Rating Agencies:           S&P and Moody's will rate the Offered Certificates as specified on the prior page.

Cut-off Date:              April 1, 2005.

Expected Pricing Date:     April 1, 2005.

Closing Date:              On or about April 28, 2005.

Distribution Date:         The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in May 2005.


                                                                             4

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
             and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and
                            Prospectus Supplement.



Certificates:              The "Senior Certificates" will consist of the Class 1-A-1, Class 2-A-1A, Class 2-A-1B, Class
                           2-A-2, Class A-X-1, Class A-X-2 and Class A-PO Certificates (collectively the "Class A
                           Certificates"), and Class A-R Certificate. The Class B-1, Class B-2, Class B-3, Class B-4,
                           Class B-5 and Class B-6 Certificates will be referred to herein as the "Subordinate
                           Certificates." The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." The Class 1-A-1, Class 2-A-1A, Class 2-A-1B and
                           Class 2-A-2 Certificates and the Subordinate Certificates are referred to herein as the
                           "LIBOR Certificates". The Senior Certificates and the Class B-1, Class B-2 and Class B-3
                           Certificates (the "Offered Certificates") are being offered publicly.

Accrued Interest:          The price to be paid by investors for the LIBOR Certificates will not include accrued interest (settling flat). The price to be paid by investors for the Class A-X-1 and Class
                           A-X-2 will include 27 days of accrued interest.

Interest Accrual Period:   The interest accrual period with respect to the Class 1-A-1, Class 2-A-1A, Class 2-A-1B,
                           Class 2-A-2 and Subordinate Certificates for a given Distribution Date will be the period beginning with the prior Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an Actual/360 basis). The interest accrual period for the Class A-R, Class A-X-1 and Class A-X-2
                           Certificates will be the calendar month prior to such Distribution Date (on a 30/360 basis).

Registration:              The Offered Certificates (other than the Class A-R Certificates) will be made available in book-entry form through DTC. The Offered Certificates will, upon request, be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:     It is anticipated that a portion of the Class A Certificates and Subordinate Certificates
                           will be treated as REMIC regular interests for federal tax income purposes. The Class A-R
                           Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:         The Class A Certificates and Class B-1, Class B-2 and Class B-3 Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A, Class B-1, Class B-2 or Class B-3 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal
                           Revenue Code or other similar laws. The Class A-R Certificate will not be ERISA eligible.

SMMEA Treatment:           The Senior Certificates and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA. The Class B-2 and Class B-3 Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow for an option to terminate the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10%
                           of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the
                           "Optional Call Date").

Pricing Prepayment Speed:  The LIBOR Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:            The "Mortgage Loans" consist of adjustable rate, first lien residential mortgage loans with original terms to maturity of 30 years. The Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate teaser period of one month) based upon an index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA"). After the one month initial fixed rate teaser period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of MTA and the related gross margin. None of the Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.



                                                                             5

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
             and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and
                            Prospectus Supplement.



                           For each of the Mortgage Loans, the related borrower must make a minimum monthly payment which is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the minimum monthly payment will not increase or decrease by an amount that is more than 7.50% of the last minimum monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter as well as the final payment adjustment date, the minimum monthly payment will be recast without regard to the limitation in clause (i) above to amortize fully the then unpaid principal balance over the remaining term to maturity and
                           (iii) if the unpaid principal balance exceeds 110% of the original principal balance due to
                           Deferred Interest (the "Negative Amortization Limit"), the minimum monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                           Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the
                           Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

                           The "Group 1 Mortgage Loans" consist of conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years. The
                           "Group 2 Mortgage Loans" consist of conforming and non-conforming balance adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 30 years. The Group 1 Mortgage Loans and the Group 2 Mortgage Loans are collectively referred to herein as the "Mortgage Loans".

                           On the Closing Date the aggregate principal balance of the Mortgage Loans as of the Cut-off
                           Date is expected to be approximately $910,574,692, the aggregate principal balance of the
                           Group 1 Mortgage Loans as of the Cut-off Date is expected to be approximately $504,296,993 and the aggregate principal balance of the Group 2 Mortgage Loans as of the Cut-off Date is
                           expected to be approximately $406,277,699.

Credit Enhancement:        Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class
                           B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [7.65]%
                           total subordination.



                                                                             6

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
             and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and
                            Prospectus Supplement.





Shifting Interest:         Until the Distribution Date occurring in May 2015, the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement percentage provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate
                           Certificates will receive increasing portions of unscheduled principal.

                           The unscheduled principal payment percentages on the Subordinate Certificates are as follows:

                           Periods:                                        Unscheduled Principal Payments (%)
                           -------                                         ----------------------------------
                           May 2005 - April 2015                              0% Pro Rata Share
                           May 2015 - April 2016                             30% Pro Rata Share
                           May 2016 - April 2017                             40% Pro Rata Share
                           May 2017 - April 2018                             60% Pro Rata Share
                           May 2018 - April 2019                             80% Pro Rata Share
                           May 2019 and after                               100% Pro Rata Share

                           However, if the credit enhancement percentage provided by the Subordinate Certificates has doubled from the initial credit enhancement percentage (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in May 2008, the
                           Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in May 2008, the Subordinate
                           Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.


                           Scheduled principal payments will be distributed pro rata to the Senior and Subordinate
                           Certificates.

                           Any unscheduled principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current aggregate senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial aggregate senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled principal payments for the Mortgage Loans, regardless of any unscheduled principal payment percentages above.

                           Unscheduled principal will generally consist of the sum of (i) liquidation proceeds, recoveries, and other unscheduled amounts and (ii) the excess if any of voluntary prepayments over Deferred Interest.


                                                                             7

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
             and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and
                            Prospectus Supplement.






Allocation of
Realized Losses:           Any realized losses (inclusive of bankruptcy, special hazard and fraud losses) on the
                           Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the related class principal balance has been reduced to zero; and second; to the Senior Certificates (other than the Class A-X-1 Certificates) as follows:

                           (a)   any realized losses remaining on the Group 1 Mortgage Loans pro rata, to the Class
                                 1-A-1 Certificates and the group 1 principal only component of the Class A-PO
                                 Certificates, until the related class principal balance or component principal balance has been reduced to zero, provided however that any realized losses otherwise allocable to the Class 1-A-1 Certificates will instead be allocated to the Class 2-A-2
                                 Certificates until its class principal balance has been reduced to zero.

                           (b)   Any realized losses remaining on the Group 2 Mortgage Loans pro rata, to the Class
                                 2-A-1A Certificates, Class 2-A-1B and Class 2-A-2 Certificates and the group 2 principal only component of the Class A-PO Certificates until the related class principal balance or component principal balance has been reduced to zero, provided however that realized losses otherwise allocable to the Class 2-A-1A Certificates will instead be allocated to the Class 2-A-1B Certificates, until its class principal balance has been reduced to zero.

Net Mortgage Rate:         The "Net Mortgage Rate" with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate (0.375%) and the trustee fee rate.

Net WAC Cap:               The "Net WAC Cap" for the Class 1-A-1 Certificates is equal to (x) the weighted average of the Net Mortgage Rates of the Mortgage Loans less (y) the Certificate Interest Rate of the
                           Class A-X-1 Certificates multiplied by a fraction equal to (i) the notional balance of the group 1 component of the Class A-X-1 Certificates immediately prior to such Distribution Date divided by (ii) the aggregate principal balance of the Class 1-A-1 Certificates immediately prior to such Distribution Date, in each case adjusted for the related interest accrual period.

                           The "Net WAC Cap" for the Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates is equal to
                           (x) the weighted average of the Net Mortgage Rates of the Mortgage Loans less (y) the
                           Certificate Interest Rate of the Class A-X-1 Certificates multiplied by a fraction equal to
                           (i) the notional balance of the group 2 component of the Class A-X-1 Certificates immediately prior to such Distribution Date divided by (ii) the aggregate principal balance of the Class
                           2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates immediately prior to such Distribution
                           Date, in each case adjusted for the related interest accrual period.

                           The "Net WAC Cap" for the Subordinate Certificates is equal to the weighted average of the
                           Net Mortgage Rates of the Mortgage Loans, adjusted for the related interest accrual period.

Net Maximum
Mortgage Rate:             The "Net Maximum Mortgage Rate" with respect to each Mortgage Loan is equal to the maximum mortgage rate less the servicing fee rate (0.375%) and the trustee fee rate.

Net Maximum Rate
Cap:                       The "Net Maximum Rate Cap" for the Class 1-A-1 Certificates is equal to the weighted average of the Net Maximum Rate Mortgage Rates of the Mortgage Loans, in each case adjusted for the accrual period.


                                                                             8

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
             and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and
                            Prospectus Supplement.







Carryover Shortfall
Amount:                    The LIBOR Certificates will be entitled to the payment of an amount equal to the sum of (i)
                           the excess, if any, of (a) interest accrued at the Certificate Interest Rate for such Class
                           (without giving effect to the Net WAC Cap) over (b) the amount of interest actually accrued on such Class and (ii) the unpaid portion of any such excess from previous Distribution Dates
                           (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the Net WAC Cap) (together, the "Carryover Shortfall Amount"). The Carryover
                           Shortfall Amount will be paid only to the extent of interest otherwise distributable to the
                           Class A-X-2 Certificates (after the reduction due to Net Deferred Interest allocable to the
                           Class A-X-2 Certificates) and additionally only in the case of the Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates, amounts available from the related Yield Maintenance Agreement, on such Distribution Date or future Distribution Dates.


Adjusted Cap Rate:         The "Adjusted Cap Rate" for the Class 1-A-1, Class 2-A-1A, Class 2-A-1B, Class 2-A-2
                           Certificates and Subordinate Certificates and for any Distribution Date equals the related
                           Net WAC Cap, computed for this purpose by first reducing the weighted average of the Net
                           Mortgage Rates of the Mortgage Loans by a per annum rate equal to: (i) the product of (a) the
                           Net Deferred Interest for the Mortgage Loans for such Distribution Date, and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.

                           The "Adjusted Cap Rate" for the Class A-X-2 Certificates and any Distribution Date shall equal the Certificate Interest Rate for the Class A-X-2 Certificates, computed for this purposes by (i) reducing the weighted average Net Mortgage Rate of the Mortgage Loans by a per annum rate equal to the quotient of (a) the Net Deferred Interest on the Mortgage Loans
                           for such Distribution Date multiplied by 12, divided by (b) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such distribution date, and
                           (ii) computing the weighted average of the pass-through rates of the certificates (other than the Class A-X-1 and Class A-X-2 Certificates) by substituting "Adjusted Cap Rate" for "Net
                           WAC Cap" in the definition of pass-through rate for each of the Class 1-A-1, Class 2-A-1A,
                           Class 2-A-1B and Class 2-A-2 and Subordinate Certificates.

Net Deferred Interest:     The "Net Deferred Interest" for a Distribution Date is the excess, if any, of Deferred
                           Interest for the related due period over voluntary principal prepayments for the related prepayment period.

                           For any Distribution Date, Net Deferred Interest will be allocated among the Certificates in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Cap Rate for such class and Distribution Date. The amount of current interest allocable to each Class of Certificates (other than the Class A-X-1
                           Certificates) will be reduced by the amount of Net Deferred Interest allocable to such Class of Certificates and such Net Deferred Interest will be added to the principal balance of such
                           Class of Certificates (or added to the principal balance of the applicable component of the
                           Class A-PO Certificates in the case of the Class A-X-2 Certificates).



                                                                             9

                     [Logo omitted] RBS Greenwich Capital

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



 This information is furnished to you solely by Greenwich Capital Markets, Inc.
             and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and
                            Prospectus Supplement.




Class A-X-1 Notional
Balance Schedules:


                             ---------------------------------------------------------------------
                                                        Group 1 Component     Group 2 Component
                                               Period   Notional Balance      Notional Balance
                             ---------------------------------------------------------------------
                                                    1    $465,718,000.00       $375,197,000.00
                                                    2    $447,470,373.30       $360,532,355.58
                                                    3    $430,932,342.57       $347,169,641.18
                                                    4    $414,958,988.24       $334,264,367.56
                                                    5    $399,530,969.29       $321,800,830.63
                                                    6    $384,629,609.12       $309,763,866.80
                                                    7    $370,236,872.61       $298,138,834.43
                                                    8    $356,335,344.06       $286,911,595.76
                                                    9    $342,908,143.52       $276,068,499.52
                                                   10    $329,938,793.43       $265,596,128.39
                                                   11    $317,411,608.05       $255,481,939.98
                                                   12    $305,310,583.85       $245,713,209.76
                                                   13    $293,594,989.02       $236,254,397.80
                                                   14    $282,230,865.09       $227,082,377.99
                                                   15    $271,256,756.25       $218,225,906.03
                                                   16    $260,659,240.19       $209,674,157.54
                                                   17    $250,425,357.71       $201,416,621.92
                                                   18    $240,542,596.67       $193,443,151.96
                                                   19    $230,998,876.58       $185,743,951.20
                                                   20    $221,782,533.63       $178,309,561.79
                                                   21    $212,882,266.73       $171,130,852.80
                                                   22    $204,945,531.53       $164,730,614.65
                                                   23    $197,292,019.94       $158,559,530.69
                                                   24    $189,911,239.68       $152,609,263.81
                                                   25    $182,776,830.48       $146,856,835.27
                                                   26    $175,866,892.66       $141,287,331.32
                                                   27    $169,206,046.50       $135,919,113.77
                                                   28    $162,785,492.31       $130,745,093.41
                                                   29    $156,596,738.61       $125,758,391.05
                                                   30    $150,631,591.36       $120,952,368.98
                                                   31    $144,882,143.58       $116,320,622.52
                                                   32    $139,340,765.34       $111,856,971.89
                                                   33    $134,000,069.38       $107,555,454.30
                                                   34    $128,852,843.35       $103,410,212.19
                                                   35    $123,892,231.35        $99,415,776.78
                                                   36    $119,111,240.22        $95,566,600.69
                                                   37    $114,492,014.88        $91,847,115.04
                                                   38    $110,525,457.47        $88,655,324.07
                                                   39    $106,696,590.01        $85,574,607.97
                                                   40    $103,000,624.45        $82,601,118.35
                                                   41     $99,432,939.52        $79,731,117.69
                                                   42     $95,989,074.89        $76,960,998.89
                                    43 and thereafter          $0                     $0
                             ---------------------------------------------------------------------




                                                                             10

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
             and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and
                            Prospectus Supplement.













Yield Maintenance
Agreements:                On the Closing Date, the Trustee will enter into "Yield Maintenance Agreements", or "YMAs", with a counterparty (the "Counterparty") for the benefit of the Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates. The notional balance of each YMA for any Distribution Date is subject to a maximum equal to the aggregate principal balance of the related class or classes of certificates immediately prior to such Distribution Date. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds [10.50]%. Each Yield Maintenance Agreement will terminate after the Distribution
                           Date in August 2015. Any payments received from the related Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the related class or classes of Certificates
                           (allocated pro rata based on class principal balance), as applicable.



                                                                             11

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
             and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and
                            Prospectus Supplement.




Certificates Priority of
Distributions:

                           Available funds from the Mortgage Loans will be distributed in the following order of priority:

                           1)  Senior Certificates (other than the Class A-PO Certificates), accrued and unpaid interest, at the related Certificate Interest Rate, from the related Mortgage Loans, provided, however, that any interest otherwise distributable with respect to the Class
                               A-X-2 Certificates will be reduced to the extent necessary to pay any Carryover Shortfall
                               Amount (after giving effect to any Net Deferred Interest amount allocated to the Class
                               A-X-2 Certificates);

                           2)

                           a)    from the Group 1 Mortgage Loans, first to the Class A-R Certificates, second, to the
                                 Class 1-A-1 Certificates and third, to the group 1 component of the Class A-PO
                                 Certificates, sequentially, until the principal balance of such Class (or the related component in the case of the Class A-PO Certificates) has been reduced to zero, up to the principal allocable for such classes;

                           b)    from the Group 2 Mortgage Loans, first, pro-rata to the Class 2-A-1A, Class 2-A-1B and
                                 Class 2-A-2 Certificates until the aggregate principal balance of such Classes has been reduced to zero and second, to the group 2 component of the Class A-PO Certificates, until the principal balance of the related component of the Class A-PO Certificates has been reduced to zero, up to the principal allocable for such classes;

                           3)  Class 1-A-1, Class 2-A-1A, Class 2-A-1B and Class 2-A-2 and Subordinate Certificates (on
                               a pro rata basis based on the related unpaid Carryover Shortfall Amount), to pay any related Carryover Shortfall Amount, (after giving effect to payments received from their related YMA in the case of the Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates)
                               from amounts otherwise distributable with respect to the Class A-X-2 Certificates;

                           4)  Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest
                               Rate;

                           5)  Class B-1 Certificates, principal allocable to such Class;

                           6)  Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest
                               Rate;

                           7)  Class B-2 Certificates, principal allocable to such Class;

                           8)  Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest
                               Rate;

                           9)  Class B-3 Certificates, principal allocable to such Class;

                           10) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

                           11) Class A-R Certificate, any remaining amount.

                           * The accrued and unpaid interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of
                           Certificates on such Distribution Date.

                           ** Under certain limited circumstances such as when (i) the aggregate principal balance of the Class A Certificates and component of the Class A-PO Certificates related to a group have been reduced to zero or (ii) the aggregate principal balance of the Class A Certificates and component of the Class A-PO Certificates related to a group are undercollateralized, principal and/or interest from a group will be used to make payments on the unrelated Class A
                           Certificates and component of the Class A-PO Certificates.



                                                                             12

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

 This information is furnished to you solely by Greenwich Capital Markets, Inc.
             and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

  This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and
                            Prospectus Supplement.



                      COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.





                                                                             13

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

   This information is furnished to you solely by Greenwich Capital Markets,
      Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


                          Effective Net WAC Cap(1)(2)



The Effective Net WAC Cap for the Class 2-A-1A, Class 2-A-1B and Class 2-A-2 Certificates will be equal to 10.50% for the second Distribution Date and every Distribution Date thereafter until the first possible Optional Call Date.

(1) Assumes MTA and One-Month LIBOR increase instantaneously to 20.00% and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

(2) Assumes proceeds from the related Yield Maintenance Agreement are included.













                                                                             14

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

   This information is furnished to you solely by Greenwich Capital Markets,
      Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.





                                               Weighted Average Life Tables

       Class 2-A-1A To Optional Call Date
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ----------------------------------------------------------------------------------------------------------
        WAL (yr)                     7.46             5.19            3.88             2.44            1.70
        MDUR (yr)                    6.21             4.52            3.48             2.26            1.60
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 217             158              121              78              56
       ----------------------------------------------------------------------------------------------------------

       Class 2-A-1A To Maturity
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ----------------------------------------------------------------------------------------------------------
        WAL (yr)                     7.87             5.59            4.22             2.67            1.85
        MDUR (yr)                    6.41             4.75            3.70             2.43            1.73
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 360             360              360             360             360
       ----------------------------------------------------------------------------------------------------------


       Class 2-A-1B To Optional Call Date
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ----------------------------------------------------------------------------------------------------------
        WAL (yr)                     7.46             5.19            3.88             2.44            1.70
        MDUR (yr)                    6.17             4.50            3.46             2.25            1.60
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 217             158              121              78              56
       ----------------------------------------------------------------------------------------------------------

       Class 2-A-1B To Maturity
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ----------------------------------------------------------------------------------------------------------
        WAL (yr)                     7.87             5.59            4.22             2.67            1.85
        MDUR (yr)                    6.38             4.73            3.69             2.43            1.72
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 360             360              360             360             360
       ----------------------------------------------------------------------------------------------------------



                                                                             15

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

   This information is furnished to you solely by Greenwich Capital Markets,
      Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.





                                                 Weighted Average Life Tables


       Class 2-A-2 To Optional Call Date
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ------------------------ ---------------- --------------- ---------------- --------------- ---------------
        WAL (yr)                     7.46             5.19            3.88             2.44            1.70
        MDUR (yr)                    6.17             4.49            3.46             2.25            1.60
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 217             158              121              78              56
       ----------------------------------------------------------------------------------------------------------

       Class 2-A-2To Maturity
       ----------------------------------------------------------------------------------------------------------
                                    10 CPR           15 CPR          20 CPR           30 CPR          40 CPR
       ----------------------------------------------------------------------------------------------------------
        WAL (yr)                     7.87             5.59            4.22             2.67            1.85
        MDUR (yr)                    6.37             4.73            3.68             2.43            1.72
        First Prin Pay                 1               1                1               1               1
        Last Prin Pay                 360             360              360             360             360
       ----------------------------------------------------------------------------------------------------------




                                                                             16

                     [Logo omitted] RBS Greenwich Capital

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


   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                        Total Mortgage Loan Statistics
                                                            As of the Cut-off Date

                                                                                               Minimum                 Maximum
Scheduled Principal Balance                            $910,574,692                            $49,881              $2,100,000
Average Scheduled Principal Balance                        $300,025
Number of Mortgage Loans                                      3,035

Weighted Average Gross Coupon                                2.622%                             1.000%                  6.496%
Weighted Average FICO Score                                     704                                620                     817
Weighted Average Combined Original LTV                       72.38%                             15.10%                  95.00%

Weighted Average Original Term                           360 months                         360 months              360 months
Weighted Average Stated Remaining Term                   360 months                         349 months              360 months
Weighted Average Seasoning                               0   months                         0   months              11  months

Weighted Average Gross Margin                                3.027%                             2.000%                  4.550%
Weighted Average Minimum Interest Rate                       3.027%                             2.000%                  4.550%
Weighted Average Maximum Interest Rate                       9.947%                             8.950%                  9.950%


Weighted Average Months to Roll                          1   months                         1   months              1   months

Weighted Average Neg Am Limit                                  110%                               110%                    110%
Weighted Average Payment Cap                                 7.500%                             7.500%                  7.500%
Weighted Average Recast                                   60 months                          60 months               60 months

Maturity Date                                                                              May  1 2034             Apr  1 2035
Maximum Zip Code Concentration                                0.72%           92677 (Laguna Beach, CA)

ARM                                                         100.00%  Cash Out Refinance                                 64.69%
                                                                     Purchase                                           20.88%
1 YR MTA Neg Am                                             100.00%  Rate/Term Refinance                                14.43%

Not Interest Only                                           100.00%  Single Family                                      65.49%
                                                                     PUD                                                20.38%
Prepay Penalty:  0 months                                    10.40%  Condominium                                         8.13%
Prepay Penalty: 12 months                                     7.90%  Two-Four Family                                     5.18%
Prepay Penalty: 24 months                                     2.75%  Townhouse                                           0.82%
Prepay Penalty: 36 months                                    78.95%
                                                                     Primary                                            94.68%
First Lien                                                  100.00%  Investor                                            4.04%
                                                                     Second Home                                         1.28%
Stated Documentation                                         60.84%
No Income / No Asset                                         19.54%  Top 5 States:
Full/Alternate                                               17.40%  California                                         50.34%
Fast Forward                                                  2.22%  Florida                                             9.97%
                                                                     New Jersey                                          6.23%
                                                                     New York                                            4.38%
                                                                     Virginia                                            3.42%






                                                                             17

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                             Weighted
                                                                                Weighted      Average    Weighted
                                                         Current     Pct by      Average       Stated     Average     Weighted
                                            # of       Principal       Curr        Gross    Remaining    Combined      Average
Current Principal Balance                  Loans         Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
-------------------------------------------------------------------------------------------------------------------------------
        0.01 -    50,000.00                    4      199,880.85      0.02%        3.072          359       31.26         728
   50,000.01 -   100,000.00                   82    6,909,445.00      0.76%        2.084          360       67.29         711
  100,000.01 -   150,000.00                  339   43,815,951.29      4.81%        2.309          360       69.88         710
  150,000.01 -   200,000.00                  440   77,745,710.09      8.54%        2.598          360       71.85         704
  200,000.01 -   250,000.00                  438   98,933,102.90     10.86%        2.671          360       72.07         701
  250,000.01 -   300,000.00                  458  126,528,599.21     13.90%        2.605          360       72.73         701
  300,000.01 -   350,000.00                  352  114,889,604.54     12.62%        2.772          360       74.03         703
  350,000.01 -   400,000.00                  322  121,500,737.47     13.34%        2.680          360       73.76         706
  400,000.01 -   450,000.00                  190   81,210,636.03      8.92%        2.661          360       73.83         700
  450,000.01 -   500,000.00                  154   73,730,990.37      8.10%        2.429          360       74.50         700
  500,000.01 -   550,000.00                   77   40,203,204.00      4.42%        2.794          360       74.62         703
  550,000.01 -   600,000.00                   65   37,752,270.00      4.15%        2.692          360       73.74         701
  600,000.01 -   650,000.00                   53   33,848,952.00      3.72%        2.582          360       71.85         692
  650,000.01 -   700,000.00                   10    6,877,750.00      0.76%        1.877          360       56.87         705
  700,000.01 -   750,000.00                   16   11,754,564.89      1.29%        1.976          360       66.03         725
  750,000.01 -   800,000.00                    5    3,923,000.00      0.43%        1.768          360       63.77         683
  800,000.01 -   850,000.00                   10    8,264,650.00      0.91%        3.464          359       66.11         707
  850,000.01 -   900,000.00                    3    2,642,000.00      0.29%        2.497          360       56.84         742
  900,000.01 -   950,000.00                    3    2,777,843.33      0.31%        2.209          359       56.44         726
  950,000.01 - 1,000,000.00                    8    7,971,300.00      0.88%        3.344          359       61.36         748
1,000,000.01+                                  6    9,094,500.00      1.00%        2.592          360       58.11         751
-------------------------------------------------------------------------------------------------------------------------------
Total                                      3,035  910,574,691.97    100.00%        2.622          360       72.38         704





                                                                                                Weighted
                                                                                   Weighted      Average    Weighted
                                                            Current     Pct by      Average       Stated     Average     Weighted
                                            # of          Principal       Curr        Gross    Remaining    Combined      Average
Current Gross Rate                         Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
----------------------------------------------------------------------------------------------------------------------------------
 1.000 - 1.499                             1,777     534,815,068.00     58.73%        1.000          360       72.05         704
 2.000 - 2.499                               153      32,270,277.00      3.54%        2.000          360       76.48         714
 4.000 - 4.499                                25      11,716,478.23      1.29%        4.419          359       68.34         703
 4.500 - 4.999                               316     108,234,074.62     11.89%        4.814          359       70.79         711
 5.000 - 5.499                               413     120,875,290.85     13.27%        5.155          359       74.09         700
 5.500 - 5.999                               311      91,553,027.95     10.05%        5.731          359       73.01         696
 6.000 - 6.499                                40      11,110,475.32      1.22%        6.077          359       72.82         681
----------------------------------------------------------------------------------------------------------------------------------
Total                                      3,035     910,574,691.97    100.00%        2.622          360       72.38         704




                                                                             18

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                                Weighted
                                                                                   Weighted      Average    Weighted
                                                            Current     Pct by      Average       Stated     Average     Weighted
                                            # of          Principal       Curr        Gross    Remaining    Combined      Average
FICO                                       Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
----------------------------------------------------------------------------------------------------------------------------------
600-624                                       59      17,465,540.63      1.92%        3.219          359       72.26         622
625-649                                      271      78,812,883.82      8.66%        2.558          360       73.32         638
650-674                                      553     170,625,797.02     18.74%        2.746          360       73.06         664
675-699                                      656     198,640,223.58     21.81%        2.611          360       73.58         687
700+                                       1,492     443,846,326.92     48.74%        2.568          360       71.41         741
None                                           4       1,183,920.00      0.13%        2.365          360       80.00           0
----------------------------------------------------------------------------------------------------------------------------------
Total                                      3,035     910,574,691.97    100.00%        2.622          360       72.38         704



                                                                                                Weighted
                                                                                   Weighted      Average    Weighted
                                                            Current     Pct by      Average       Stated     Average     Weighted
                                            # of          Principal       Curr        Gross    Remaining    Combined      Average
Combined Original LTV                      Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
----------------------------------------------------------------------------------------------------------------------------------
  0.01- 49.99                                179      44,080,996.59      4.84%        2.384          360       41.09         726
 50.00- 54.99                                 84      27,591,156.14      3.03%        2.633          360       52.67         722
 55.00- 59.99                                116      36,488,672.14      4.01%        2.570          360       57.34         709
 60.00- 64.99                                187      54,842,722.19      6.02%        2.520          360       62.59         709
 65.00- 69.99                                237      82,007,148.14      9.01%        2.454          360       67.75         705
 70.00- 74.99                                456     141,983,642.20     15.59%        2.838          360       72.26         700
 75.00- 79.99                                731     222,236,949.15     24.41%        2.655          360       76.92         697
 80.00                                       988     290,445,633.42     31.90%        2.595          360       80.00         704
 80.01- 84.99                                  6       1,811,750.00      0.20%        2.989          360       83.00         678
 85.00- 89.99                                 16       2,877,500.00      0.32%        2.731          360       87.11         674
 90.00- 94.99                                 22       4,009,016.00      0.44%        2.844          360       91.25         699
 95.00- 99.99                                 13       2,199,506.00      0.24%        2.311          360       95.00         701
----------------------------------------------------------------------------------------------------------------------------------
Total                                      3,035     910,574,691.97    100.00%        2.622          360       72.38         704



                                                                                                Weighted
                                                                                   Weighted      Average    Weighted
                                                            Current     Pct by      Average       Stated     Average     Weighted
                                            # of          Principal       Curr        Gross    Remaining    Combined      Average
Original Term (months)                     Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
----------------------------------------------------------------------------------------------------------------------------------
360                                        3,035     910,574,691.97    100.00%        2.622          360       72.38         704
----------------------------------------------------------------------------------------------------------------------------------
Total                                      3,035     910,574,691.97    100.00%        2.622          360       72.38         704


                                                                                                 Weighted
                                                                                    Weighted      Average    Weighted
                                                             Current     Pct by      Average       Stated     Average    Weighted
                                            # of           Principal       Curr        Gross    Remaining    Combined     Average
Stated Remaining Terms (months)            Loans             Balance   Prin Bal       Coupon         Term    Orig LTV        FICO
----------------------------------------------------------------------------------------------------------------------------------
301-354                                        1          359,328.27      0.04%        5.021          349       78.26         693
355-357                                       16        5,666,027.95      0.62%        5.121          356       69.14         696
358-360                                    3,018      904,549,335.75     99.34%        2.605          360       72.40         704
----------------------------------------------------------------------------------------------------------------------------------
Total                                      3,035      910,574,691.97    100.00%        2.622          360       72.38         704





                                                                             19

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                   Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
FRM/ARM                           Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
-------------------------------------------------------------------------------------------------------------------------
ARM                               3,035     910,574,691.97    100.00%        2.622          360       72.38         704
-------------------------------------------------------------------------------------------------------------------------
Total                             3,035     910,574,691.97    100.00%        2.622          360       72.38         704



                                                                                                   Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Product                           Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
-------------------------------------------------------------------------------------------------------------------------
1 YR MTA Neg Am                   3,035     910,574,691.97    100.00%        2.622          360       72.38         704
-------------------------------------------------------------------------------------------------------------------------
Total                             3,035     910,574,691.97    100.00%        2.622          360       72.38         704



                                                                                                   Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Silent 2nd                        Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
-------------------------------------------------------------------------------------------------------------------------
No Silent Second                  2,498     746,539,871.61     81.99%        2.676          360       71.76         703
Silent Second                       537     164,034,820.36     18.01%        2.376          360       75.24         709
-------------------------------------------------------------------------------------------------------------------------
Total                             3,035     910,574,691.97    100.00%        2.622          360       72.38         704



                                                                                                   Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
Prepayment Penalty Original        # of          Principal       Curr        Gross    Remaining    Combined      Average
Term (months)                     Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
-------------------------------------------------------------------------------------------------------------------------
Prepay Penalty:  0 months           282      94,711,403.86     10.40%        2.445          360       71.50         701
Prepay Penalty: 12 months           196      71,953,145.82      7.90%        2.944          359       71.32         708
Prepay Penalty: 24 months            76      25,024,615.00      2.75%        2.125          360       73.23         707
Prepay Penalty: 36 months         2,481     718,885,527.29     78.95%        2.630          360       72.58         703
-------------------------------------------------------------------------------------------------------------------------
Total                             3,035     910,574,691.97    100.00%        2.622          360       72.38         704



                                                                                                   Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Lien                              Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
-------------------------------------------------------------------------------------------------------------------------
First Lien                        3,035     910,574,691.97    100.00%        2.622          360       72.38         704
-------------------------------------------------------------------------------------------------------------------------
Total                             3,035     910,574,691.97    100.00%        2.622          360       72.38         704




                                                                             20

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                                   Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Documentation Type                Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
-------------------------------------------------------------------------------------------------------------------------
Stated Documentation              1,736     553,994,949.99     60.84%        2.586          360       73.56         699
No Income / No Asset                621     177,926,680.22     19.54%        2.761          360       66.31         716
Full/Alternate                      600     158,420,865.89     17.40%        2.617          360       75.69         700
Fast Forward                         78      20,232,195.87      2.22%        2.407          360       67.78         754
-------------------------------------------------------------------------------------------------------------------------
Total                             3,035     910,574,691.97    100.00%        2.622          360       72.38         704



                                                                                                   Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Loan Purpose                      Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
-------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                1,937     589,050,367.85     64.69%        2.670          360       70.83         700
Purchase                            613     190,135,404.44     20.88%        2.528          360       77.77         714
Rate/Term Refinance                 485     131,388,919.68     14.43%        2.541          360       71.54         707
-------------------------------------------------------------------------------------------------------------------------
Total                             3,035     910,574,691.97    100.00%        2.622          360       72.38         704



                                                                                                   Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Property Type                     Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
-------------------------------------------------------------------------------------------------------------------------
Single Family                     2,001     596,302,627.65     65.49%        2.637          360       72.29         701
PUD                                 562     185,599,152.19     20.38%        2.602          360       72.41         710
Condominium                         293      74,028,660.23      8.13%        2.711          360       75.26         707
Two-Four Family                     146      47,200,158.90      5.18%        2.490          360       69.57         707
Townhouse                            33       7,444,093.00      0.82%        1.883          360       69.04         707
--------------------------------------------------------------------------------------------------------------------------
Total                             3,035     910,574,691.97    100.00%        2.622          360       72.38         704



                                                                                                   Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Occupancy Status                  Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
-------------------------------------------------------------------------------------------------------------------------
Primary                           2,814     862,117,135.05     94.68%        2.607          360       72.48         703
Investor                            169      36,821,513.92      4.04%        3.113          360       70.50         720
Second Home                          52      11,636,043.00      1.28%        2.161          360       71.29         730
-------------------------------------------------------------------------------------------------------------------------
Total                             3,035     910,574,691.97    100.00%        2.622          360       72.38         704




                                                                             21

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                                   Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
State                             Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
-------------------------------------------------------------------------------------------------------------------------
Alabama                               4         476,200.00      0.05%        3.050          360       58.34         681
Alaska                                3         727,200.00      0.08%        1.724          360       78.31         715
Arizona                              59      14,446,703.67      1.59%        2.445          360       75.40         712
California                        1,285     458,379,757.45     50.34%        2.975          359       71.08         705
Colorado                             86      21,419,560.00      2.35%        1.995          360       73.52         726
Connecticut                          35       9,649,325.00      1.06%        2.398          360       71.83         699
Delaware                              8       1,649,250.00      0.18%        3.233          360       78.62         687
District of Columbia                  1         404,000.00      0.04%        1.000          360       80.00         693
Florida                             379      90,824,594.64      9.97%        2.215          360       74.30         706
Georgia                              33       9,387,655.00      1.03%        2.052          360       74.44         697
Hawaii                               14       5,630,585.37      0.62%        3.218          359       73.60         718
Idaho                                 4         855,210.00      0.09%        2.607          360       78.89         736
Illinois                             62      16,702,770.00      1.83%        2.535          360       76.55         689
Indiana                               5         699,087.66      0.08%        3.375          359       68.84         722
Iowa                                  2         320,000.00      0.04%        3.409          360       76.26         769
Kansas                               12       2,403,950.00      0.26%        1.602          360       78.21         705
Kentucky                              1          82,500.00      0.01%        1.000          360       75.00         638
Louisiana                             7       1,499,000.00      0.16%        2.302          360       79.74         714
Maine                                 3         599,975.00      0.07%        1.730          360       63.62         695
Maryland                             73      22,225,528.20      2.44%        2.700          360       73.48         686
Massachusetts                        52      16,919,820.26      1.86%        1.968          360       69.86         690
Michigan                             58      11,643,460.00      1.28%        2.698          360       76.91         701
Minnesota                            52      11,181,660.00      1.23%        2.256          360       75.31         707
Mississippi                           1         350,000.00      0.04%        1.000          360       53.85         784
Missouri                             20       4,018,030.00      0.44%        2.341          360       80.27         698
Montana                               3         563,960.00      0.06%        1.000          360       79.04         709
Nebraska                              5         814,200.00      0.09%        1.321          360       82.45         746
Nevada                               79      22,136,589.00      2.43%        2.220          360       73.92         700
New Hampshire                         5         938,750.00      0.10%        1.140          360       56.93         734
New Jersey                          203      56,755,132.61      6.23%        2.160          360       72.46         699
New Mexico                            6       1,087,763.34      0.12%        3.762          359       75.51         709
New York                            117      39,919,406.82      4.38%        1.913          360       69.61         692
North Carolina                        9       2,478,700.00      0.27%        1.274          360       77.71         683
North Dakota                          3         315,200.00      0.03%        2.000          360       80.00         708
Ohio                                 29       4,725,290.00      0.52%        2.225          360       75.33         704
Oklahoma                              1          55,000.00      0.01%        1.000          360       61.11         726
Oregon                               21       5,330,232.96      0.59%        1.434          360       75.24         707
Pennsylvania                         30       6,698,117.00      0.74%        2.526          360       76.20         692
Rhode Island                         23       5,128,200.00      0.56%        2.355          360       71.72         696
South Carolina                       15       2,823,266.00      0.31%        1.486          360       77.62         704
Tennessee                             4         909,600.00      0.10%        2.441          360       65.08         720
Texas                                37       7,252,831.01      0.80%        2.561          360       78.80         706
Utah                                 27       5,981,200.00      0.66%        2.503          360       76.38         721
Virginia                             98      31,183,603.91      3.42%        2.338          360       72.88         696
Washington                           53      11,691,127.07      1.28%        3.124          359       75.69         716
Wisconsin                             7       1,181,900.00      0.13%        3.305          359       80.39         728
Wyoming                               1         108,800.00      0.01%        1.000          360       80.00         781
------------------------------------------------------------------------------------------------------------------------
Total                             3,035     910,574,691.97    100.00%        2.622          360       72.38         704







                                                                             22

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                                   Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Gross Margin                      Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
----------------------------------------------------------------------------------------------------------------------------
 2.000 - 2.499                      150      58,314,989.49      6.40%        2.483          360       65.86         719
 2.500 - 2.999                    1,527     481,672,323.42     52.90%        2.385          360       72.73         707
 3.000 - 3.499                      589     160,138,580.21     17.59%        3.263          359       72.49         700
 3.500 - 3.999                      752     206,680,445.89     22.70%        2.695          360       73.29         695
 4.000 - 4.499                       16       3,660,352.96      0.40%        3.926          359       74.41         674
 4.500 - 4.999                        1         108,000.00      0.01%        2.000          360       80.00         756
----------------------------------------------------------------------------------------------------------------------------
Total                             3,035     910,574,691.97    100.00%        2.622          360       72.38         704



                                                                                                   Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Minimum Interest Rate             Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
----------------------------------------------------------------------------------------------------------------------------
 2.000 - 2.499                      150      58,314,989.49      6.40%        2.483          360       65.86         719
 2.500 - 2.999                    1,527     481,672,323.42     52.90%        2.385          360       72.73         707
 3.000 - 3.499                      589     160,138,580.21     17.59%        3.263          359       72.49         700
 3.500 - 3.999                      752     206,680,445.89     22.70%        2.695          360       73.29         695
 4.000 - 4.499                       16       3,660,352.96      0.40%        3.926          359       74.41         674
 4.500 - 4.999                        1         108,000.00      0.01%        2.000          360       80.00         756
-----------------------------------------------------------------------------------------------------------------------------
Total                             3,035     910,574,691.97    100.00%        2.622          360       72.38         704



                                                                                                   Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Maximum Interest Rate             Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
----------------------------------------------------------------------------------------------------------------------------
 8.500 - 8.999                        7       2,549,999.33      0.28%        4.573          358       72.14         701
 9.500 - 9.999                    3,028     908,024,692.64     99.72%        2.616          360       72.39         704
----------------------------------------------------------------------------------------------------------------------------
Total                             3,035     910,574,691.97    100.00%        2.622          360       72.38         704



                                                                                                   Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Neg Amort Limit                   Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
----------------------------------------------------------------------------------------------------------------------------
110.000                           3,035     910,574,691.97    100.00%        2.622          360       72.38         704
----------------------------------------------------------------------------------------------------------------------------
Total                             3,035     910,574,691.97    100.00%        2.622          360       72.38         704






                                                                             23

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.






                                               Group I Mortgage Loan Statistics
                                                    As of the Cut-off Date

                                                                                        Minimum                     Maximum
                                                                                        -------                     -------
Scheduled Principal Balance                             $504,296,993                    $49,881                    $504,000
Average Scheduled Principal Balance                        $228,602
Number of Mortgage Loans                                      2,206

Weighted Average Gross Coupon                                2.616%                      1.000%                      6.496%
Weighted Average FICO Score                                     703                         620                         817
Weighted Average Combined Original LTV                       72.50%                      15.10%                      95.00%

Weighted Average Original Term                           360 months                  360 months                  360 months
Weighted Average Stated Remaining Term                   360 months                  355 months                  360 months
Weighted Average Seasoning                               0   months                  0   months                  5   months

Weighted Average Gross Margin                                3.098%                      2.000%                      4.550%
Weighted Average Minimum Interest Rate                       3.098%                      2.000%                      4.550%
Weighted Average Maximum Interest Rate                       9.947%                      8.950%                      9.950%


Weighted Average Months to Roll                          1   months                  1   months                  1   months

Weighted Average Neg Am Limit                                  110%                        110%                        110%
Weighted Average Payment Cap                                 7.500%                      7.500%                      7.500%
Weighted Average Recast                                   60 months                   60 months                   60 months

Maturity Date                                                                       Nov  1 2034                 Apr  1 2035
Maximum Zip Code Concentration                                0.41%       95758 (Elk Grove, CA)

ARM                                                         100.00%  Cash Out Refinance                              63.89%
                                                                     Purchase                                        19.94%
1 YR MTA Neg Am                                             100.00%  Rate/Term Refinance                             16.17%

Not Interest Only                                           100.00%  Single Family                                   64.32%
                                                                     PUD                                             17.38%
Prepay Penalty:  0 months                                     7.97%  Condominium                                     10.21%
Prepay Penalty: 12 months                                     5.63%  Two-Four Family                                  7.04%
Prepay Penalty: 24 months                                     2.19%  Townhouse                                        1.06%
Prepay Penalty: 36 months                                    84.21%
                                                                     Primary                                         91.98%
First Lien                                                  100.00%  Investor                                         6.08%
                                                                     Second Home                                      1.93%
Stated Documentation                                         56.84%
No Income / No Asset                                         20.91%  Top 5 States:
Full/Alternate                                               19.77%  California                                      38.16%
Fast Forward                                                  2.47%  Florida                                         12.84%
                                                                     New Jersey                                       7.88%
                                                                     New York                                         4.57%
                                                                     Virginia                                         3.09%




                                                                             24

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                                   Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Current Principal Balance         Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
----------------------------------------------------------------------------------------------------------------------------
        0.01 -    50,000.00           4         199,880.85      0.04%        3.072          359       31.26         728
   50,000.01 -   100,000.00          82       6,909,445.00      1.37%        2.084          360       67.29         711
  100,000.01 -   150,000.00         339      43,815,951.29      8.69%        2.309          360       69.88         710
  150,000.01 -   200,000.00         440      77,745,710.09     15.42%        2.598          360       71.85         704
  200,000.01 -   250,000.00         438      98,933,102.90     19.62%        2.671          360       72.07         701
  250,000.01 -   300,000.00         458     126,528,599.21     25.09%        2.605          360       72.73         701
  300,000.01 -   350,000.00         352     114,889,604.54     22.78%        2.772          360       74.03         703
  350,000.01 -   400,000.00          72      26,114,050.00      5.18%        2.548          360       74.96         695
  400,000.01 -   450,000.00          17       7,256,349.11      1.44%        2.208          360       72.35         718
  450,000.01 -   500,000.00           3       1,400,300.37      0.28%        3.521          359       69.58         741
  500,000.01 -   550,000.00           1         504,000.00      0.10%        2.000          360       54.19         767
----------------------------------------------------------------------------------------------------------------------------
Total                             2,206     504,296,993.36    100.00%        2.616          360       72.50         703



                                                                                                   Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Current Gross Rate                Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
----------------------------------------------------------------------------------------------------------------------------
 1.000 - 1.499                    1,286     293,715,506.00     58.24%        1.000          360       72.15          703
 2.000 - 2.499                      140      26,481,127.00      5.25%        2.000          360       78.06          713
 4.000 - 4.499                       11       2,894,513.04      0.57%        4.434          359       66.16          703
 4.500 - 4.999                      193      45,566,434.50      9.04%        4.814          359       70.85          709
 5.000 - 5.499                      304      71,180,424.55     14.11%        5.167          359       73.28          702
 5.500 - 5.999                      238      55,779,762.95     11.06%        5.729          359       72.45          695
 6.000 - 6.499                       34       8,679,225.32      1.72%        6.093          359       72.43          676
-----------------------------------------------------------------------------------------------------------------------------
Total                             2,206     504,296,993.36    100.00%        2.616          360       72.50          703



                                                                                                   Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
FICO                              Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
----------------------------------------------------------------------------------------------------------------------------
600-624                              44      10,186,790.63      2.02%        3.293          359       73.28          622
625-649                             203      46,037,330.82      9.13%        2.558          360       72.57          637
650-674                             391      92,871,622.83     18.42%        2.792          360       72.77          664
675-699                             471     108,975,016.58     21.61%        2.609          360       73.33          687
700+                              1,093     245,042,312.50     48.59%        2.536          360       71.95          740
None                                  4       1,183,920.00      0.23%        2.365          360       80.00            0
----------------------------------------------------------------------------------------------------------------------------
Total                             2,206     504,296,993.36    100.00%        2.616          360       72.50          703





                                                                             25

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                                   Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Combined Original LTV             Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
----------------------------------------------------------------------------------------------------------------------------
  0.01- 49.99                       150      27,084,746.59      5.37%        2.450          360       41.25          723
 50.00- 54.99                        60      13,410,656.14      2.66%        2.887          360       52.77          720
 55.00- 59.99                        88      20,752,428.81      4.12%        2.552          360       57.46          709
 60.00- 64.99                       152      34,678,722.19      6.88%        2.426          360       62.39          704
 65.00- 69.99                       149      35,379,435.44      7.02%        2.412          360       67.73          703
 70.00- 74.99                       317      72,815,136.85     14.44%        3.065          360       72.27          695
 75.00- 79.99                       516     121,316,212.92     24.06%        2.646          360       76.80          697
 80.00                              719     168,916,132.42     33.50%        2.492          360       80.00          706
 80.01- 84.99                         5       1,357,500.00      0.27%        3.320          360       82.88          678
 85.00- 89.99                        15       2,377,500.00      0.47%        2.281          360       86.65          680
 90.00- 94.99                        22       4,009,016.00      0.79%        2.844          360       91.25          699
 95.00- 99.99                        13       2,199,506.00      0.44%        2.311          360       95.00          701
----------------------------------------------------------------------------------------------------------------------------
Total                             2,206     504,296,993.36    100.00%        2.616          360       72.50          703



                                                                                                   Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Original Term (months)            Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
----------------------------------------------------------------------------------------------------------------------------
360                               2,206     504,296,993.36    100.00%        2.616          360       72.50          703
----------------------------------------------------------------------------------------------------------------------------
Total                             2,206     504,296,993.36    100.00%        2.616          360       72.50          703



                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Stated Remaining Term (months)    Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
----------------------------------------------------------------------------------------------------------------------------
355-357                              13       3,986,962.40      0.79%        5.222          356       70.45          690
358-360                           2,193     500,310,030.96     99.21%        2.595          360       72.52          703
----------------------------------------------------------------------------------------------------------------------------
Total                             2,206     504,296,993.36    100.00%        2.616          360       72.50          703




                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Debt Ratio                        Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
----------------------------------------------------------------------------------------------------------------------------
 0.01 -20.00                        107      20,896,949.90      4.14%        2.618          360       69.36          712
20.01 -25.00                        169      35,265,012.10      6.99%        2.835          360       72.78          707
25.01 -30.00                        310      68,598,464.85     13.60%        2.364          360       72.96          704
30.01 -35.00                        564     134,050,292.63     26.58%        2.653          360       74.28          699
35.01 -40.00                        588     139,487,932.47     27.66%        2.521          360       76.04          694
40.01 -45.00                          2         271,100.00      0.05%        3.231          360       67.09          736
50.01 -55.00                          1         263,160.00      0.05%        2.000          360       90.00          766
None                                465     105,464,081.41     20.91%        2.782          360       65.76          715
----------------------------------------------------------------------------------------------------------------------------
Total                             2,206     504,296,993.36    100.00%        2.616          360       72.50          703





                                                                             26

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
FRM/ARM                           Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
----------------------------------------------------------------------------------------------------------------------------
ARM                               2,206     504,296,993.36    100.00%        2.616          360       72.50          703
----------------------------------------------------------------------------------------------------------------------------
Total                             2,206     504,296,993.36    100.00%        2.616          360       72.50          703



                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Product                           Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
----------------------------------------------------------------------------------------------------------------------------
1 YR MTA Neg Am                   2,206     504,296,993.36    100.00%        2.616          360       72.50          703
----------------------------------------------------------------------------------------------------------------------------
Total                             2,206     504,296,993.36    100.00%        2.616          360       72.50          703



                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Silent 2nd                        Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
----------------------------------------------------------------------------------------------------------------------------
No Silent Second                  1,815     413,827,996.92     82.06%        2.659          360       71.58          702
Silent Second                       391      90,468,996.44     17.94%        2.416          360       76.74          708
----------------------------------------------------------------------------------------------------------------------------
Total                             2,206     504,296,993.36    100.00%        2.616          360       72.50          703



                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
Prepayment Penalty Original        # of          Principal       Curr        Gross    Remaining    Combined      Average
Term (months)                     Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
----------------------------------------------------------------------------------------------------------------------------
Prepay Penalty:  0 months           174      40,188,418.79      7.97%        2.697          360       70.85          701
Prepay Penalty: 12 months           116      28,375,752.01      5.63%        2.784          359       71.08          706
Prepay Penalty: 24 months            46      11,044,770.00      2.19%        2.239          360       73.61          709
Prepay Penalty: 36 months         1,870     424,688,052.56     84.21%        2.607          360       72.73          703
----------------------------------------------------------------------------------------------------------------------------
Total                             2,206     504,296,993.36    100.00%        2.616          360       72.50          703



                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Lien                              Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
----------------------------------------------------------------------------------------------------------------------------
First Lien                        2,206     504,296,993.36    100.00%        2.616          360       72.50          703
----------------------------------------------------------------------------------------------------------------------------
Total                             2,206     504,296,993.36    100.00%        2.616          360       72.50          703




                                                                            27

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Documentation Type                Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
----------------------------------------------------------------------------------------------------------------------------
Stated Documentation              1,198     286,651,014.13     56.84%        2.604          360       73.68          697
No Income / No Asset                465     105,464,081.41     20.91%        2.782          360       65.76          715
Full/Alternate                      482      99,703,201.95     19.77%        2.527          360       76.88          701
Fast Forward                         61      12,478,695.87      2.47%        2.184          360       67.56          754
----------------------------------------------------------------------------------------------------------------------------
Total                             2,206     504,296,993.36    100.00%        2.616          360       72.50          703



                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Loan Purpose                      Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
----------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                1,388     322,204,415.71     63.89%        2.685          360       70.57          698
Purchase                            430     100,562,700.89     19.94%        2.497          360       78.30          716
Rate/Term Refinance                 388      81,529,876.76     16.17%        2.487          360       73.01          704
----------------------------------------------------------------------------------------------------------------------------
Total                             2,206     504,296,993.36    100.00%        2.616          360       72.50          703



                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Property Type                     Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
----------------------------------------------------------------------------------------------------------------------------
Single Family                     1,437     324,358,591.14     64.32%        2.656          360       72.10          699
PUD                                 373      87,628,263.91     17.38%        2.547          360       73.97          711
Condominium                         243      51,481,886.41     10.21%        2.597          360       74.90          711
Two-Four Family                     125      35,478,908.90      7.04%        2.518          360       69.37          707
Townhouse                            28       5,349,343.00      1.06%        2.144          360       70.34          700
---------------------------------------------------------------------------------------------------------------------------
Total                             2,206     504,296,993.36    100.00%        2.616          360       72.50          703



                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Occupancy Status                  Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
---------------------------------------------------------------------------------------------------------------------------
Primary                            2,003    463,875,352.99     91.98%        2.587          360       72.62          701
Investor                             155     30,679,527.37      6.08%        3.244          360       70.94          720
Second Home                           48      9,742,113.00      1.93%        2.030          360       71.94          734
---------------------------------------------------------------------------------------------------------------------------
Total                              2,206    504,296,993.36    100.00%        2.616          360       72.50          703






                                                                            28

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                                   Weighted
                                                                         Weighted     Weighted      Average
                                                    Current    Pct by     Average       Stated      Average    Weighted
                                   # of           Principal      Curr       Gross    Remaining     Combined     Average
State                             Loans             Balance  Prin Bal      Coupon         Term     Orig LTV        FICO
--------------------------------------------------------------------------------------------------------------------------------
Alabama                               4          476,200.00     0.09%       3.050          360        58.34        681
Alaska                                3          727,200.00     0.14%       1.724          360        78.31        715
Arizona                              49        9,446,568.00     1.87%       2.813          360        75.97        708
California                          744      192,457,610.32    38.16%       3.172          359        69.85        701
Colorado                             74       14,676,720.00     2.91%       2.337          360        74.22        723
Connecticut                          29        7,022,425.00     1.39%       2.214          360        72.23        697
Delaware                              8        1,649,250.00     0.33%       3.233          360        78.62        687
District of Columbia                  1          404,000.00     0.08%       1.000          360        80.00        693
Florida                             325       64,749,312.64    12.84%       2.323          360        74.77        705
Georgia                              25        4,733,405.00     0.94%       2.332          360        79.09        692
Hawaii                               13        5,025,585.37     1.00%       2.941          359        74.37        717
Idaho                                 4          855,210.00     0.17%       2.607          360        78.89        736
Illinois                             53       11,912,570.00     2.36%       2.052          360        75.89        689
Indiana                               5          699,087.66     0.14%       3.375          359        68.84        722
Iowa                                  2          320,000.00     0.06%       3.409          360        76.26        769
Kansas                               11        2,011,950.00     0.40%       1.719          360        77.86        706
Kentucky                              1           82,500.00     0.02%       1.000          360        75.00        638
Louisiana                             7        1,499,000.00     0.30%       2.302          360        79.74        714
Maine                                 2          227,975.00     0.05%       2.922          359        69.54        664
Maryland                             52       12,016,207.20     2.38%       2.971          360        74.39        692
Massachusetts                        41       10,905,435.26     2.16%       2.038          360        73.20        699
Michigan                             52        8,935,660.00     1.77%       2.371          360        76.41        703
Minnesota                            49        9,543,410.00     1.89%       2.268          360        75.15        706
Mississippi                           1          350,000.00     0.07%       1.000          360        53.85        784
Missouri                             18        3,104,530.00     0.62%       2.061          360        80.62        707
Montana                               3          563,960.00     0.11%       1.000          360        79.04        709
Nebraska                              5          814,200.00     0.16%       1.321          360        82.45        746
Nevada                               63       14,865,139.00     2.95%       1.991          360        74.25        712
New Hampshire                         5          938,750.00     0.19%       1.140          360        56.93        734
New Jersey                          166       39,737,839.91     7.88%       2.034          360        71.99        701
New Mexico                            6        1,087,763.34     0.22%       3.762          359        75.51        709
New York                             84       23,022,356.82     4.57%       1.794          360        68.34        692
North Carolina                        7        1,474,700.00     0.29%       1.460          360        81.56        709
North Dakota                          3          315,200.00     0.06%       2.000          360        80.00        708
Ohio                                 28        4,275,290.00     0.85%       2.354          360        75.80        702
Oklahoma                              1           55,000.00     0.01%       1.000          360        61.11        726
Oregon                               19        4,466,232.96     0.89%       1.518          360        74.32        700
Pennsylvania                         25        4,351,367.00     0.86%       2.465          360        76.16        698
Rhode Island                         21        4,075,200.00     0.81%       1.911          360        71.72        699
South Carolina                       13        2,033,266.00     0.40%       1.675          360        78.51        696
Tennessee                             3          499,600.00     0.10%       3.624          359        82.51        711
Texas                                34        5,882,631.01     1.17%       2.302          360        78.55        713
Utah                                 25        5,051,200.00     1.00%       2.779          360        76.44        725
Virginia                             65       15,591,613.91     3.09%       2.512          360        73.18        699
Washington                           49       10,073,171.96     2.00%       2.935          360        75.38        715
Wisconsin                             7        1,181,900.00     0.23%       3.305          359        80.39        728
Wyoming                               1          108,800.00     0.02%       1.000          360        80.00        781
------------------------------------------------------------------------------------------------------------------------------
Total                             2,206      504,296,993.36   100.00%       2.616          360        72.50        703

------------------------------------------------------------------------------------------------------------------------------



                                                                            29

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.






                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Gross Margin                      Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
---------------------------------------------------------------------------------------------------------------------------
 2.000 - 2.499                       86      20,296,654.30      4.02%        2.395          359       66.01          715
 2.500 - 2.999                    1,032     241,175,076.55     47.82%        2.329          360       72.89          707
 3.000 - 3.499                      471     105,173,644.66     20.86%        3.222          359       72.06          701
 3.500 - 3.999                      601     134,371,264.89     26.65%        2.648          360       73.11          695
 4.000 - 4.499                       15       3,172,352.96      0.63%        4.376          359       73.55          663
 4.500 - 4.999                        1         108,000.00      0.02%        2.000          360       80.00          756
---------------------------------------------------------------------------------------------------------------------------
Total                             2,206     504,296,993.36    100.00%        2.616          360       72.50          703


                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Minimum Interest Rate             Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------
 2.000 - 2.499                        86      20,296,654.30     4.02%        2.395          359       66.01          715
 2.500 - 2.999                     1,032     241,175,076.55    47.82%        2.329          360       72.89          707
 3.000 - 3.499                       471     105,173,644.66    20.86%        3.222          359       72.06          701
 3.500 - 3.999                       601     134,371,264.89    26.65%        2.648          360       73.11          695
 4.000 - 4.499                        15       3,172,352.96     0.63%        4.376          359       73.55          663
 4.500 - 4.999                         1         108,000.00     0.02%        2.000          360       80.00          756
------------------------------------------------------------------------------------------------------------------------------
Total                              2,206     504,296,993.36   100.00%        2.616          360       72.50          703



                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Maximum Interest Rate             Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------
 8.500 - 8.999                         5      1,303,874.14      0.26%        4.524          359       76.48          704
 9.500 - 9.999                     2,201    502,993,119.22     99.74%        2.611          360       72.49          703
------------------------------------------------------------------------------------------------------------------------------
Total                              2,206    504,296,993.36    100.00%        2.616          360        72.50         703


                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Neg Amort Limit                   Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
------------------------------------------------------------------------------------------------------------------------------
110.000                           2,206     504,296,993.36    100.00%        2.616          360       72.50          703
------------------------------------------------------------------------------------------------------------------------------
Total                             2,206     504,296,993.36    100.00%        2.616          360       72.50          703




                                                                            30

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                       Group II Mortgage Loan Statistics
                            As of the Cut-off Date

                                                                                              Minimum                 Maximum
                                                                                              -------                --------
Scheduled Principal Balance                             $406,277,699                          $359,328              $2,100,000
Average Scheduled Principal Balance                        $490,082
Number of Mortgage Loans                                        829

Weighted Average Gross Coupon                                2.630%                            1.000%                  6.021%
Weighted Average FICO Score                                     705                               621                     813
Weighted Average Combined Original LTV                       72.24%                            22.30%                  89.29%

Weighted Average Original Term                           360 months                        360 months              360 months
Weighted Average Stated Remaining Term                   360 months                        349 months              360 months
Weighted Average Seasoning                                 0 months                          0 months               11 months

Weighted Average Gross Margin                                2.940%                            2.000%                  4.125%
Weighted Average Minimum Interest Rate                       2.940%                            2.000%                  4.125%
Weighted Average Maximum Interest Rate                       9.947%                            8.950%                  9.950%


Weighted Average Months to Roll                          1   months                        1   months              1   months

Weighted Average Neg Am Limit                                  110%                              110%                    110%
Weighted Average Payment Cap                                 7.500%                            7.500%                  7.500%
Weighted Average Recast                                   60 months                         60 months               60 months

Maturity Date                                                                             May  1 2034             Apr  1 2035
Maximum Zip Code Concentration                                1.61%                             92677

ARM                                                         100.00%  Cash Out Refinance                                65.68%
                                                                     Purchase                                          22.05%
1 YR MTA Neg Am                                             100.00%  Rate/Term Refinance                               12.27%

Not Interest Only                                           100.00%  Single Family                                     66.94%
                                                                     PUD                                               24.11%
Prepay Penalty:  0 months                                    13.42%  Condominium                                        5.55%
Prepay Penalty: 12 months                                    10.73%  Two-Four Family                                    2.89%
Prepay Penalty: 24 months                                     3.44%  Townhouse                                          0.52%
Prepay Penalty: 36 months                                    72.41%
                                                                     Primary                                           98.02%
First Lien                                                  100.00%  Investor                                           1.51%
                                                                     Second Home                                        0.47%
Stated Documentation                                         65.80%
No Income / No Asset                                         17.84%  Top 5 States:
Full/Alternate                                               14.45%  California                                        65.45%
Fast Forward                                                  1.91%  Florida                                            6.42%
                                                                     New Jersey                                         4.19%
                                                                     New York                                           4.16%
                                                                     Virginia                                           3.84%



                                                                            31

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                    Current     Pct by     Average       Stated     Average     Weighted
                                   # of           Principal       Curr       Gross    Remaining    Combined       Average
Current Princial Balane           Loans             Balance   Prin Bal      Coupon         Term    Orig LTV         FICO
-------------------------------------------------------------------------------------------------------------------------
  350,000.01 -   400,000.00       250         95,386,687.47     23.48%       2.716          360       73.43          709
  400,000.01 -   450,000.00       173         73,954,286.92     18.20%       2.705          360       73.98          699
  450,000.01 -   500,000.00       151         72,330,690.00     17.80%       2.408          360       74.59          699
  500,000.01 -   550,000.00        76         39,699,204.00      9.77%       2.804          360       74.88          702
  550,000.01 -   600,000.00        65         37,752,270.00      9.29%       2.692          360       73.74          701
  600,000.01 -   650,000.00        53         33,848,952.00      8.33%       2.582          360       71.85          692
  650,000.01 -   700,000.00        10          6,877,750.00      1.69%       1.877          360       56.87          705
  700,000.01 -   750,000.00        16         11,754,564.89      2.89%       1.976          360       66.03          725
  750,000.01 -   800,000.00         5          3,923,000.00      0.97%       1.768          360       63.77          683
  800,000.01 -   850,000.00        10          8,264,650.00      2.03%       3.464          359       66.11          707
  850,000.01 -   900,000.00         3          2,642,000.00      0.65%       2.497          360       56.84          742
  900,000.01 -   950,000.00         3          2,777,843.33      0.68%       2.209          359       56.44          726
  950,000.01 - 1,000,000.00         8          7,971,300.00      1.96%       3.344          359       61.36          748
1,000,000.01+                       6          9,094,500.00      2.24%       2.592          360       58.11          751
---------------------------------------------------------------------------------------------------------------------------
Total                             829        406,277,698.61    100.00%       2.630          360       72.24          705



                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                    Current     Pct by     Average       Stated     Average     Weighted
                                   # of           Principal       Curr       Gross    Remaining    Combined       Average
Current Gross Rate                Loans             Balance   Prin Bal      Coupon         Term    Orig LTV         FICO
---------------------------------------------------------------------------------------------------------------------------
 1.000 - 1.499                    491        241,099,562.00     59.34%       1.000          360       71.92          705
 2.000 - 2.499                     13          5,789,150.00      1.42%       2.000          360       69.24          720
 4.000 - 4.499                     14          8,821,965.19      2.17%       4.414          359       69.06          703
 4.500 - 4.999                    123         62,667,640.12     15.42%       4.813          359       70.75          713
 5.000 - 5.499                    109         49,694,866.30     12.23%       5.138          359       75.24          698
 5.500 - 5.999                     73         35,773,265.00      8.81%       5.734          359       73.90          698
 6.000 - 6.499                      6          2,431,250.00      0.60%       6.021          359       74.21          697
---------------------------------------------------------------------------------------------------------------------------
Total                             829        406,277,698.61    100.00%       2.630          360       72.24          705


                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                    Current     Pct by     Average       Stated     Average     Weighted
                                   # of           Principal       Curr       Gross    Remaining    Combined       Average
FICO                              Loans             Balance   Prin Bal      Coupon         Term    Orig LTV         FICO
---------------------------------------------------------------------------------------------------------------------------
600-624                            15          7,278,750.00      1.79%       3.116          359       70.84          622
625-649                            68         32,775,553.00      8.07%       2.558          360       74.38          639
650-674                           162         77,754,174.19     19.14%       2.691          360       73.40          664
675-699                           185         89,665,207.00     22.07%       2.613          360       73.89          686
700+                              399        198,804,014.42     48.93%       2.607          360       70.73          742
---------------------------------------------------------------------------------------------------------------------------
Total                             829        406,277,698.61    100.00%       2.630          360       72.24          705




                                                                            32

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                    Current     Pct by     Average       Stated     Average      Weighted
                                   # of           Principal       Curr       Gross    Remaining    Combined       Average
Combined Original LTV             Loans             Balance   Prin Bal      Coupon         Term    Orig LTV          FICO
-----------------------------------------------------------------------------------------------------------------------------
  0.01- 49.99                      29         16,996,250.00      4.18%       2.278          360       40.82           731
 50.00- 54.99                      24         14,180,500.00      3.49%       2.392          360       52.58           723
 55.00- 59.99                      28         15,736,243.33      3.87%       2.594          359       57.19           710
 60.00- 64.99                      35         20,164,000.00      4.96%       2.680          360       62.94           718
 65.00- 69.99                      88         46,627,712.70     11.48%       2.485          360       67.76           707
 70.00- 74.99                     139         69,168,505.35     17.02%       2.598          360       72.25           704
 75.00- 79.99                     215        100,920,736.23     24.84%       2.666          360       77.07           697
 80.00                            269        121,529,501.00     29.91%       2.739          360       80.00           702
 80.01- 84.99                       1            454,250.00      0.11%       2.000          360       83.35           678
 85.00- 89.99                       1            500,000.00      0.12%       4.871          359       89.29           644
-----------------------------------------------------------------------------------------------------------------------------
Total                             829        406,277,698.61    100.00%       2.630          360       72.24           705


                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                    Current     Pct by     Average       Stated     Average      Weighted
                                   # of           Principal       Curr       Gross    Remaining    Combined       Average
Original Term (months)            Loans             Balance   Prin Bal      Coupon         Term    Orig LTV          FICO
-----------------------------------------------------------------------------------------------------------------------------
360                               829        406,277,698.61    100.00%       2.630          360       72.24           705
-----------------------------------------------------------------------------------------------------------------------------
Total                             829        406,277,698.61    100.00%       2.630          360       72.24           705


                                                                                                   Weighted
                                                                           Weighted     Weighted     Average
                                                     Current     Pct by     Average       Stated     Average      Weighted
                                   # of            Principal       Curr       Gross    Remaining    Combined       Average
Stated Remaining Term (months)    Loans              Balance   Prin Bal      Coupon         Term    Orig LTV          FICO
-----------------------------------------------------------------------------------------------------------------------------
301-354                              1            359,328.27      0.09%       5.021          349       78.26          693
355-357                              3          1,679,065.55      0.41%       4.883          356       66.03          712
358-360                            825        404,239,304.79     99.50%       2.618          360       72.26          705
-----------------------------------------------------------------------------------------------------------------------------
Total                              829        406,277,698.61    100.00%       2.630          360       72.24          705


                                                                                                   Weighted
                                                                           Weighted     Weighted     Average
                                                     Current     Pct by     Average       Stated     Average      Weighted
                                   # of            Principal       Curr       Gross    Remaining    Combined       Average
Debt Ratio                        Loans              Balance   Prin Bal      Coupon         Term    Orig LTV          FICO
-----------------------------------------------------------------------------------------------------------------------------
 0.01 -20.00                        23         13,039,643.33      3.21%       2.245          359       66.30           724
20.01 -25.00                        40         18,275,856.27      4.50%       2.570          359       74.04           709
25.01 -30.00                        88         43,798,274.74     10.78%       2.509          360       71.90           703
30.01 -35.00                       215        105,896,933.00     26.07%       2.636          360       72.71           708
35.01 -40.00                       305        151,831,892.46     37.37%       2.637          360       74.70           695
40.01 -45.00                         2            972,500.00      0.24%       5.034          359       79.06           762
None                               156         72,462,598.81     17.84%       2.730          360       67.10           716
-----------------------------------------------------------------------------------------------------------------------------
Total                              829        406,277,698.61    100.00%       2.630          360       72.24           705





                                                                            33

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
FRM/ARM                           Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
ARM                               829       406,277,698.61    100.00%        2.630          360       72.24          705
---------------------------------------------------------------------------------------------------------------------------
Total                             829       406,277,698.61    100.00%        2.630          360       72.24          705

                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Product                           Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
---------------------------------------------------------------------------------------------------------------------------
1 YR MTA Neg Am                   829       406,277,698.61    100.00%        2.630          360       72.24          705
---------------------------------------------------------------------------------------------------------------------------
Total                             829       406,277,698.61    100.00%        2.630          360       72.24          705

                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Silent 2nd                        Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
---------------------------------------------------------------------------------------------------------------------------
No Silent Second                  683       332,711,874.69     81.89%        2.696          360       71.98          703
Silent Second                     146        73,565,823.92     18.11%        2.327          360       73.40          710
---------------------------------------------------------------------------------------------------------------------------
Total                             829       406,277,698.61    100.00%        2.630          360       72.24          705

                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
Prepayment Penalty Original        # of          Principal       Curr        Gross    Remaining    Combined      Average
Term (months)                     Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
---------------------------------------------------------------------------------------------------------------------------
Prepay Penalty:  0 months         108        54,522,985.07     13.42%        2.259          360       71.98          702
Prepay Penalty: 12 months          80        43,577,393.81     10.73%        3.049          359       71.47          710
Prepay Penalty: 24 months          30        13,979,845.00      3.44%        2.035          360       72.92          706
Prepay Penalty: 36 months         611       294,197,474.73     72.41%        2.664          360       72.36          704
---------------------------------------------------------------------------------------------------------------------------
Total                             829       406,277,698.61    100.00%        2.630          360       72.24          705

                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Lien                              Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
---------------------------------------------------------------------------------------------------------------------------
First Lien                        829       406,277,698.61    100.00%        2.630          360       72.24          705
---------------------------------------------------------------------------------------------------------------------------
Total                             829       406,277,698.61    100.00%        2.630          360       72.24          705




                                                                             34

                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Documentation Type                Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
---------------------------------------------------------------------------------------------------------------------------
Stated Documentation              538       267,343,935.86    65.80%         2.567          360       73.43          701
No Income / No Asset              156        72,462,598.81    17.84%         2.730          360       67.10          716
Full/Alternate                    118        58,717,663.94    14.45%         2.770          359       73.67          699
Fast Forward                       17         7,753,500.00     1.91%         2.767          360       68.12          753
---------------------------------------------------------------------------------------------------------------------------
Total                             829       406,277,698.61   100.00%         2.630          360       72.24          705

                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Loan Purpose                      Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
---------------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                549       266,845,952.14    65.68%         2.652          360       71.15          701
Purchase                          183        89,572,703.55    22.05%         2.562          360       77.19          712
Rate/Term Refinance                97        49,859,042.92    12.27%         2.628          360       69.15          711
---------------------------------------------------------------------------------------------------------------------------
Total                             829       406,277,698.61   100.00%         2.630          360       72.24          705

                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Property Type                     Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
---------------------------------------------------------------------------------------------------------------------------
Single Family                     564       271,944,036.51    66.94%         2.614          360       72.50          704
PUD                               189        97,970,888.28    24.11%         2.651          360       71.00          708
Condominium                        50        22,546,773.82     5.55%         2.971          359       76.07          697
Two-Four Family                    21        11,721,250.00     2.89%         2.404          360       70.17          707
Townhouse                           5         2,094,750.00     0.52%         1.215          360       65.71          723
---------------------------------------------------------------------------------------------------------------------------
Total                             829       406,277,698.61   100.00%         2.630          360       72.24          705

                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Occupancy Status                  Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
---------------------------------------------------------------------------------------------------------------------------
Primary                           811       398,241,782.06    98.02%         2.631          360       72.32          704
Investor                           14         6,141,986.55     1.51%         2.457          360       68.30          723
Second Home                         4         1,893,930.00     0.47%         2.834          360       67.94          711
---------------------------------------------------------------------------------------------------------------------------
Total                             829       406,277,698.61   100.00%         2.630          360       72.24          705

                                                                            35


                     [Logo omitted] RBS Greenwich Capital

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

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
State                             Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
---------------------------------------------------------------------------------------------------------------------------
Arizona                            10         5,000,135.67     1.23%         1.750          360       74.31          718
California                        541       265,922,147.13    65.45%         2.833          360       71.97          709
Colorado                           12         6,742,840.00     1.66%         1.250          360       71.99          731
Connecticut                         6         2,626,900.00     0.65%         2.891          360       70.77          705
Florida                            54        26,075,282.00     6.42%         1.947          360       73.12          709
Georgia                             8         4,654,250.00     1.15%         1.767          360       69.70          702
Hawaii                              1           605,000.00     0.15%         5.521          359       67.22          733
Illinois                            9         4,790,200.00     1.18%         3.734          359       78.18          687
Kansas                              1           392,000.00     0.10%         1.000          360       80.00          705
Maine                               1           372,000.00     0.09%         1.000          360       60.00          715
Maryland                           21        10,209,321.00     2.51%         2.381          360       72.40          680
Massachusetts                      11         6,014,385.00     1.48%         1.842          360       63.80          673
Michigan                            6         2,707,800.00     0.67%         3.777          359       78.54          691
Minnesota                           3         1,638,250.00     0.40%         2.187          360       76.26          711
Missouri                            2           913,500.00     0.22%         3.295          360       79.10          666
Nevada                             16         7,271,450.00     1.79%         2.689          360       73.25          676
New Jersey                         37        17,017,292.70     4.19%         2.454          360       73.57          695
New York                           33        16,897,050.00     4.16%         2.074          360       71.35          692
North Carolina                      2         1,004,000.00     0.25%         1.000          360       72.05          644
Ohio                                1           450,000.00     0.11%         1.000          360       70.87          730
Oregon                              2           864,000.00     0.21%         1.000          360       80.00          739
Pennsylvania                        5         2,346,750.00     0.58%         2.639          360       76.27          681
Rhode Island                        2         1,053,000.00     0.26%         4.074          359       71.71          682
South Carolina                      2           790,000.00     0.19%         1.000          360       75.33          726
Tennessee                           1           410,000.00     0.10%         1.000          360       43.85          730
Texas                               3         1,370,200.00     0.34%         3.671          359       79.90          676
Utah                                2           930,000.00     0.23%         1.000          360       76.06          697
Virginia                           33        15,591,990.00     3.84%         2.164          360       72.58          694
Washington                          4         1,617,955.11     0.40%         4.301          359       77.59          722
---------------------------------------------------------------------------------------------------------------------------
Total                             829       406,277,698.61   100.00%         2.630          360       72.24          705


                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Gross Margin                      Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
---------------------------------------------------------------------------------------------------------------------------
 2.000 - 2.499                     64        38,018,335.19     9.36%         2.530          360       65.78          721
 2.500 - 2.999                    495       240,497,246.87    59.20%         2.440          360       72.57          706
 3.000 - 3.499                    118        54,964,935.55    13.53%         3.342          359       73.33          699
 3.500 - 3.999                    151        72,309,181.00    17.80%         2.781          360       73.65          695
 4.000 - 4.499                      1           488,000.00     0.12%         1.000          360       80.00          730
---------------------------------------------------------------------------------------------------------------------------
Total                             829       406,277,698.6    100.00%         2.630          360       72.24          705


                                                                            36


                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------

   The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
 Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
  makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

   The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.





                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Minimum Interest Rates            Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
---------------------------------------------------------------------------------------------------------------------------
 2.000 - 2.499                     64        38,018,335.19     9.36%         2.530          360       65.78          721
 2.500 - 2.999                    495       240,497,246.87    59.20%         2.440          360       72.57          706
 3.000 - 3.499                    118        54,964,935.55    13.53%         3.342          359       73.33          699
 3.500 - 3.999                    151        72,309,181.00    17.80%         2.781          360       73.65          695
 4.000 - 4.499                      1           488,000.00     0.12%         1.000          360       80.00          730
---------------------------------------------------------------------------------------------------------------------------
Total                             829       406,277,698.61   100.00%         2.630          360       72.24          705


                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Maximum Interest Rates            Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
---------------------------------------------------------------------------------------------------------------------------
 8.500 - 8.999                      2         1,246,125.19      0.31%        4.624          358       67.59          698
 9.500 - 9.999                    827       405,031,573.42     99.69%        2.623          360       72.25          705
---------------------------------------------------------------------------------------------------------------------------
Total                             829       406,277,698.61    100.00%        2.630          360       72.24          705


                                                                                                  Weighted
                                                                          Weighted     Weighted     Average
                                                   Current     Pct by      Average       Stated     Average     Weighted
                                   # of          Principal       Curr        Gross    Remaining    Combined      Average
Neg Amort Limit                   Loans            Balance   Prin Bal       Coupon         Term    Orig LTV         FICO
---------------------------------------------------------------------------------------------------------------------------
110.000                           829       406,277,698.61    100.00%        2.630          360       72.24          705
---------------------------------------------------------------------------------------------------------------------------
Total                             829       406,277,698.61    100.00%        2.630          360       72.24          705


                                                                            37


                     [Logo omitted] RBS Greenwich Capital

-------------------------------------------------------------------------------